As Filed with the Securities and Exchange Commission on April 30, 2010

Registration File No. 333-45963
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐
  Post-Effective Amendment No. 17  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 43  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2010 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On May 1, 2010 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS

May 1, 2010

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  Van Kampen Life Investment Trust

•  The Universal Institutional Funds, Inc.

•  MFS® Variable Insurance Trust

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

•  Legg Mason Partners Variable Equity Trust

•  PIMCO Variable Insurance Trust

•  Royce Capital Fund

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

PRO.PRESII.0510

Table of Contents

Policy Benefits/Risks Summary	3

Policy Benefits	3

Policy Risks	5

Fund Risks	7

Fee Table	8

The Policy	15

Premiums	17

Calculation of Policy Value	18

Death Benefit Proceeds	19

Transfers of Policy Value	20

Surrenders and Withdrawals	24

Policy Loans	25

Suspension or Delays in Payments	27

Policy Lapse and Reinstatement	28

The Company and the Guaranteed Account	28

The Variable Account and the Funds	30

Fidelity® Variable Insurance Products Funds	32

Franklin Templeton Variable Insurance Products Trust	32

Goldman Sachs Variable Insurance Trust	33

Legg Mason Partners Variable Equity Trust	34

Lord Abbett Series Fund, Inc.	34

MFS® Variable Insurance Trust	35

Oppenheimer Variable Account Funds	35

PIMCO Variable Insurance Trust	36

Royce Capital Fund	37

The Universal Institutional Funds, Inc.	37

Van Kampen Life Investment Trust	37

Charges and Deductions	41

Tax Considerations	46

Supplemental Riders and Endorsements	51

Exchange Privilege	52

Effects of the Exchange Offer	54

Use of the Policy	54

State Variations	55

Sale of the Policies	55

Legal Proceedings	57

Arbitration	57

Financial Statements	57

Glossary	58

Statement of Additional Information Table of Contents	60

Appendix A	A-1

Appendix B	B-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

The Death Benefit is equal to the greater of:

•  The current Face Amount; or

•  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

You may invest in your choice of numerous different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit — Protective Preserver

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

•  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Money Fund. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.

•  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500.

•  Annual Withdrawal Amounts. Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan

Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Comprehensive Long-Term Care Accelerated Death Benefit Rider

This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 9 Policy Years following each premium payment. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the greater of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

A surrender or withdrawal will generally have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, We anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

FEE TABLES
Protective Preserver

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years following each premium payment	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years

Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years

Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1)  The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2)  Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(3)(4)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)

Cost of Insurance:(3)(5) For Policies issued with the 2001 Commissioners' Standard Ordinary Mortality Tables.

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $116.13 per $1,000 of net amount at risk	$0.02 - $91.66 per $1,000 of net amount at risk

Charge for a 62 year old female in the nontobacco class during the first Policy year	On the Policy Effective Date and each Monthly Anniversary Day	$0.76 per $1,000 of net amount at risk	$0.76 per $1,000 of net amount at risk

For Policies issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk

Charge for a 75 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$3.31 per $1,000 of net amount at risk	$3.30 per $1,000 of net amount at risk

(3)  These charges have been rounded to the nearest hundredth percent. Whether a Policy is issued with the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables generally depends on the date the Policy was issued. Please see "Charges and Deductions" for additional information.

(4)  In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is .092% and .058% for Policy Years 11 and thereafter (annualized 1.10% for Policy Years 1-10, .70% for Policy Years 11 and thereafter).

(5)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)

Net Cost of Loans(6)	On each Policy Anniversary, as applicable(7)	3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.00% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/
		preferred loans	2.00% (annually) for standard loans; 0.00% for carryover/preferred loans

(6)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(7)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Supplemental (Optional) Rider Charges:

Lapse Protection Rider(8)(9)	On the Effective Date and on each Monthly Anniversary Day	0.02% of the Policy Value (0.25% on an annualized basis)	0.02% of the Policy Value (0.25% on an annualized basis)

Comprehensive Long-Term Care Accelerated Death Benefit Rider(10)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(8)  These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

(9)  In Texas, the maximum guaranteed charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis. The current charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis

(10)  State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years following each premium payment	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years

Premium Tax Recovery Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years

Transfer Fee:(12)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(11)  The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(12)  Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(13)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)

Cost of Insurance:(13)(14)

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of the net amount at risk	The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

Charge for a 70 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.86 per $1,000 of the net amount at risk	The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

(13)  These charges have been rounded to the nearest hundredth percent. See "Charges and Deductions" for additional information.

(14)  The maximum cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)

Net Cost of Loans(15)	On each Policy Anniversary, as applicable(16)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans

Supplemental (Optional) Rider Charges:

Comprehensive Long-Term Care Accelerated Death Benefit Rider(17)	On the Effective Date and on each Monthly Anniversary Day	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(15)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(16)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(17)  These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2009. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	2.14	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Please see Appendix B for information on Fund expenses for Funds no longer available for additional investment. For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued and whether Protective determines the cost of insurance rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application,

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)  the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,

(2)  Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Policy Maturity

The Policy is deemed to mature on the date the Insured attains age 121 if the Policy was issued with the 2001 Commissioners' Standard Ordinary Mortality Tables and age 100 if the Policy was issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant, but it must be at least $10,000. Consult your sales representative for information about the initial premium required for the coverage you desire.

Additional Premiums. After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations".) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments, except that subsequent premium payments may not be allocated to the DCA Fixed Account. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any premium payment.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) loans, less (8) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1.00% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Please note that any death benefit payment we make in excess of the Policy Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount

On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above. Increasing the Face Amount also may have tax consequences.

Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the increase request.

Decreasing the Face Amount. In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Money Fund. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic tranfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' Written Notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privileges

At any time while the Policy is in force and prior to the Insured's death, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A withdrawal will have tax consequences. (See "Tax Considerations.")

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

Withdrawals. At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

Annual Withdrawal Amounts. The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

  (a)  an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

  (b)  the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

Decreasing the Face Amount. In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. This risk of failing to qualify as a life insurance contract when a withdrawal lowers the Face Amount occurs mainly during the early years of the Policy.

The proportionate face amount decrease will be determined by the following formula:

POLICY LOANS

You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the loan request.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (and any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6.00%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2009, we had total assets of approximately $42.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $42.3 billion at December 31, 2009. To find out more information about us, go to www.protective.com.

The Guaranteed Account

The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account

Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) loans, less (8) certain

Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Guaranteed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Guaranteed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Guaranteed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc. or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co, LLC.; Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class*

This Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500sm Index (S&P 500®).

VIP Freedom Fund, 2015 Maturity, Service Class*

This Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Freedom Fund, 2020 Maturity, Service Class*

This Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class*

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

*  Not available for Policies issued on or after November 2, 2009.

Franklin Small Cap Value Securities Fund, Class 2

This Fund seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policies issued before May 1, 2008.

Strategic Growth Fund, Service Class (formerly Capital Growth Fund, Service Class)

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class (formerly Growth and Income Fund, Service Class)

This Fund seeks long-term capital appreciation.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

*  Not available for Policies issued on or after November 2, 2009.

MidCap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class*

This Fund seeks long-term growth of capital.

Structured U. S. Equity Fund, Service Class*

This Fund seeks long-term growth of capital and dividend income.

Legg Mason Partners Variable Equity Trust

ClearBridge Mid Cap Core Fund, Class II

This Fund seeks long-term growth of capital.

ClearBridge Small Cap Growth Fund, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio (formerly All Value Portfolio)

This Fund seeks long-term growth of capital and income without excessive fluctuations in market value.

Capital Structure Portfolio (formerly America's Value Portfolio)

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio (formerly Large-Cap Core Portfolio)

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

*  Not available for Policies issued on or after November 2, 2009.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

International Opportunities Portfolio (formerly International Portfolio)

The Fund's investment objective is long-term capital appreciation.

MFS® Variable Insurance Trustsm

Growth Series, Initial Class Shares (formerly Emerging Growth Series)

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Bond Series, Service Class

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Value Series, Service Class

This Fund seeks capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

*  Not available for Policies issued on or after November 2, 2009.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares*

This Fund seeks a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment manager believes does not involve undue risk.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

Small- & Mid-Cap Growth Fund/VA, (formerly MidCap Fund/VA, Service Shares)*

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA, (formerly Strategic Bond Fund/VA, Service Shares)

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on long-term fixed income securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

Low Duration Fund, Advisor Class

This Fund seeks maximum total return consistent with preservation of capital and prudent investment management. The portfolio focuses on short maturity fixed income instruments rated B to Aaa.

Real Return Fund, Advisor Class

This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio focuses on inflation-indexed fixed income securities rated B to Aaa.

Short-Term Fund, Advisor Class

This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio focuses on money market instruments and short maturity fixed income instruments.

*  Not available for Policies issued on or after November 2, 2009.

Total Return Fund, Advisor Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on intermediate maturity fixed income instruments rated B to Aaa.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $500 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $500 million to $2.5 billion.

The Universal Institutional Funds, Inc.

It is anticipated that on June 1, 2010, the portfolios of The Universal Institutional Funds, Inc. listed below will be merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). While it is expected that each portfolio will retain the same investment objective following the merger, certain portfolios may have new portfolio managers. This transaction is subject to shareholder approval.

UIF Equity and Income Portfolio Class II

Seeks capital appreciation and current income.

UIF Global Real Estate Portfolio, Class II

Seeks current income and capital appreciation.

UIF International Growth Equity Portfolio, Class II*

Seeks long-term capital appreciation, with a secondary objective of income.

UIF US Mid Cap Value Fund, Class II

Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Van Kampen Life Investment Trust

It is anticipated that on June 1, 2010, the portfolios of the Van Kampen Life Investment Trust listed below will be merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). While it is expected that each portfolio will retain the same investment objective following the merger, certain portfolios may have new portfolio managers. This transaction is subject to shareholder approval.

Capital Growth Portfolio (formerly Strategic Growth Portfolio) Class I*

Seeks capital appreciation.

Comstock Portfolio Class I

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

*  Not available for Policies issued on or after November 2, 2009.

Global Tactical Asset Allocation Fund, Class II

This Fund seeks capital appreciation over time.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class I

Seeks long-term growth of capital and income.

Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio) Class II

Seeks capital growth.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios. Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. However, we will not change your existing Policy Value or premium allocation or percentages in response to these changes. If you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts.

Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity® Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
Paid to us:
The Universal Institutional Funds, Inc.	0.35%
MFS Variable Insurance Trust	0.25%
PIMCO Variable Insurance Trust	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance Policies. The amount of the payments may be significant.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges;

•  the policy expense charge;

•  the mortality expense risk charge; and

•  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

Protective Preserver. The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Protective Single Premium Plus. The current monthly cost of insurance charge is the lesser of (1) 0.054% multiplied by the Policy Value during Policy Years 1 through 10 and 0.046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

Cost of Insurance Rates — General. Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. Protective Life will base the guaranteed cost of insurance rates for standard classes on either the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables") or the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, these tables.

In general, guaranteed cost of insurance rates for Policies issued before November 3, 2008 will be based on the 1980 CSO Tables, and guaranteed rates for Policies issued on or after December 1, 2008 will be based on the 2001 CSO Tables. However, if Protective receives your completed application for a Policy between November 3, 2008 and December 1, 2008, you may select the CSO Tables upon which Protective will base the guaranteed cost of insurance rates under your Policy. In general, the guaranteed cost of insurance rates are lower under the 2001 CSO Table. Also, the maturity date of your Policy will differ depending on the CSO Tables you choose. If you select the 1980 CSO Tables, your Policy will mature on the date the Insured attains age 100, whereas if you select the 2001 CSO Tables, your Policy will mature on the date the Insured attains age 121. Please consult your sales representative before purchasing a Policy to discuss which CSO Tables may be more appropriate for you. Your sales representative can provide personalized illustrations regarding your cost of insurance charges under each CSO Table.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience, and whether Protective determines the current rates based on the 2001 CSO Tables or the 1980 CSO Tables. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Cost of Insurance Rates — Protective Preserver. The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured, the number of years that a Policy has been in force, and whether Protective determines the cost of insurance rates based on the 2001 CSO Tables or the 1980 CSO Tables. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

Cost of Insurance Rates — Protective Single Premium Plus. Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Policy Expense Charge. This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is 0.092% and 0.058% for Policy Years 11 and thereafter, which is equivalent to an annual rate of 1.10% for Policy Years 1-10 and 0.70% for Policy Years 11 and thereafter.

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Lapse Protection Rider. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month).

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver. The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $75.00 per month.

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus. The current monthly charge for this rider is equal to 0.0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

(1)  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

(2)  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.

Policy Year Following Premium Payment	Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment	Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1	9%	1	2.50%
2	8%	2	2.25%
3	7%	3	2.00%
4	6%	4	1.75%
5	5%	5	1.50%
6	4%	6	1.25%
7	3%	7	1.00%
8	2%	8	.75%
9	1%	9	.50%
10+	0%	10+	0

After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC. Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans, assignments or pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the Death Benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider. The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceeds a per diem limitation, such excess will be includible in income. For the year 2010, this limit is $290 per day or the equivalent amount in the case of payments on another periodic basis. Until January 1, 2010, Protective treated the charges for this rider as a withdrawal from the Policy for tax purposes, which in some cases could have resulted in the charges being includible in income. However, generally effective January 1, 2010, Protective will treat the charges as reducing the Policy's investment in the contract (although not below zero) and the charges will be excludible from income.

In the past, the Comprehensive Long-Term Care Accelerated Death Benefit Rider has been issued in certain states as a "non-qualified" rider, i.e., it does not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. However, Protective treats the charges for a "non-qualified" rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax. We urge you to consult a tax advisor before requesting an Accelerated Death Benefit from such a rider.

The tax consequences of placing a Policy with a Comprehensive Long-Term Care Accelerated Death Benefit Rider into certain types of trusts and the tax treatment of the benefits received from such a rider in these circumstances are uncertain. We urge you to consult a tax advisor before placing a Policy with this rider into a trust.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to section 1035 exchanges including exchanges of life insurance policies that have long-term care riders. If you wish to take advantage of Section 1035 of the Code, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Disallowance of Interest Deductions. The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month). This rider is not available on Policies with carryover loans.

Comprehensive Long-Term Care Accelerated Death Benefit Rider. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

The following endorsements may be available to be added to your Policy. Please contact us for further details.

  Waiver of Surrender Charge Endorsement.

  Policy Loan Endorsement

Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions

Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/ Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions

Withdrawal Charges	$25	None

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to 0.058% multiplied by the Policy Value, which is the equivalent of an annual rate of 0.70%, (3) mortality and expense charges equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)

	Existing Life Policy	Policy
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%. (3% for Policies applied for 12/19/2003 in all states except IL, MA and OR and Policies applied for on or after 1/26/04 in IL, MA and OR)

Effects of the Exchange Offer

1.  The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2007	$9,372,357
December 31, 2008	$7,574,778
December 31, 2009	$5,591,643

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums and paid in amounts up to 8% of a first year premium payment and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products (including the Policies), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Policy Values and Variable Account values of the Policies). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums (including premium payments for the Policies) and/or maintaining a specified amount of contract and policy value (including Policy Values of the Policies) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products (including the Policies) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Policies) than for selling non-preferred products.

In 2009, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, LPL Financial, UBS and Raymond James in connection with the sale of our variable insurance products (including the Policies). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount

An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account

Part of Protective's General Account. Only initial premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Guaranteed Account

The Fixed Account, the DCA Fixed Account and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value

The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Initial Premium

The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan

That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

Written Notice

A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Appendix A

Example of Death Benefit Computations

For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

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Appendix B

Annual Fund Operating Expenses:

This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2009. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently holds assets relating to the Policies but is no longer available for additional investment (as of the date provided below):

Calvert Variable Series, Inc.*	Social Balanced Portfolio	May 1, 2002

*  The Calvert Social Small Cap Growth Fund was liquidated September 27, 2007.

The Van Eck Worldwide Real Estate Fund was liquidated on December 8, 2009.

Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	2.14	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

B-1

The Funds

The Sub-Account that is no longer available for additional investment under the Policies invest in the following Funds. The Fund is an investment portfolio of the Calvert Variable Series, Inc., managed by Calvert Group, Ltd.

Calvert Variable Series, Inc.

Calvert VP SRI Balanced Portfolio.

This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors.

Note: Owners may not allocate additional premium or transfer Policy Value to this Sub-Account.

B-2

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name: _____________________________________________________

Address: ___________________________________________________

___________________________________________________________

City, State, Zip: ______________________________________________

Daytime Telephone Number: ___________________________________

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2010 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2010

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3.00% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3.00% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

1

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Comprehensive Long-Term Care Accelerated Death Benefit Rider. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect the benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

2

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value.

Endorsements. The Company may also issue as part of the Policy endorsements for which there are no charges.

Waiver of Surrender Charge Endorsement. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

Policy Loan Endorsement. Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

3

ADDITIONAL INFORMATION

IMSA

Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Series Fund Inc., Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust, The Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, Van Kampen Funds, The Universal Institutional Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Series Fund Inc., Calvert Variable Series, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens (including accrued interest). An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerationss" in the prospectus.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

4

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; any liens; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of Protective Variable Life Separate Account as of December 31, 2009 and for each of the two years in the period ended December 31, 2009 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Protective Life Insurance Company as of December 31, 2009, and 2008 and for each of the three years in the period ended December 31, 2009 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100F Street, N.E., Washington, DC 20540. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

Protective Life's financial statements included in this SAI, should be considered only as bearing on Protective Life's ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

5

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Life Separate Account
and Board of Directors of
Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts as listed in Note 1 to such financial statements of the Protective Variable Life Separate Account (the "Separate Account") at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 23, 2010

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$11,090	$7,270	$7,634
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	11,090	7,270	7,634
Liabilities
Payable to Protective Life Insurance Company	10	1	7
Net Assets	$11,080	$7,269	$7,627
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at fair value	$5,495	$8,972	$2,194
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,495	8,972	2,194
Liabilities
Payable to Protective Life Insurance Company	—	7	—
Net Assets	$5,495	$8,965	$2,194
	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at fair value	$655	$952	$525
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	655	952	525
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$655	$952	$525

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Balanced
Assets
Investment in sub-accounts at fair value	$241	$78	$89
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	241	78	89
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$241	$78	$89
	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
Assets
Investment in sub-accounts at fair value	$4,355	$4,724	$5,109
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,355	4,724	5,109
Liabilities
Payable to Protective Life Insurance Company	—	3	—
Net Assets	$4,355	$4,721	$5,109
	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Assets
Investment in sub-accounts at fair value	$13,599	$2,364	$3,088
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	13,599	2,364	3,088
Liabilities
Payable to Protective Life Insurance Company	8	—	—
Net Assets	$13,591	$2,364	$3,088

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC
Assets
Investment in sub-accounts at fair value	$2,218	$9	$6
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,218	9	6
Liabilities
Payable to Protective Life Insurance Company	3	—	—
Net Assets	$2,215	$9	$6
	Oppenheimer Money Fund/VA	Oppenheimer Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Assets
Investment in sub-accounts at fair value	$6,798	$2,810	$8,553
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,798	2,810	8,553
Liabilities
Payable to Protective Life Insurance Company	2	—	4
Net Assets	$6,796	$2,810	$8,549
	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA
Assets
Investment in sub-accounts at fair value	$7,143	$9,066	$9,366
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,143	9,066	9,366
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$7,143	$9,066	$9,366

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Oppenheimer High Income Fund/VA	Van Eck WW Real Estate	Van Kampen Capital Growth
Assets
Investment in sub-accounts at fair value	$821	$—	$4,212
Receivable from Protective Life Insurance Company	—	—	1
Total Assets	821	—	4,213
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$821	$—	$4,213
	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income
Assets
Investment in sub-accounts at fair value	$—	$22,641	$16,040
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	—	22,641	16,040
Liabilities
Payable to Protective Life Insurance Company	—	1	4
Net Assets	$—	$22,640	$16,036
	Van Kampen Mid Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
Assets
Investment in sub-accounts at fair value	$1,200	$12,005	$3,747
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,200	12,005	3,747
Liabilities
Payable to Protective Life Insurance Company	—	4	—
Net Assets	$1,200	$12,001	$3,747

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income
Assets
Investment in sub-accounts at fair value	$360	$93	$13,092
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	360	93	13,092
Liabilities
Payable to Protective Life Insurance Company	—	—	5
Net Assets	$360	$93	$13,087
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities
Assets
Investment in sub-accounts at fair value	$11,586	$11,273	$2,381
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	11,586	11,273	2,381
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$11,586	$11,273	$2,381
	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core
Assets
Investment in sub-accounts at fair value	$7,264	$350	$193
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,264	350	193
Liabilities
Payable to Protective Life Insurance Company	6	—	—
Net Assets	$7,258	$350	$193

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Lord Abbett Series All Value VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
Assets
Investment in sub-accounts at fair value	$3	$3,072	$1,201
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3	3,072	1,201
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$3	$3,072	$1,201
	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
Assets
Investment in sub-accounts at fair value	$10,699	$3,362	$1,693
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	10,699	3,362	1,693
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$10,699	$3,362	$1,693
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC
Assets
Investment in sub-accounts at fair value	$1,884	$87	$239
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,884	87	239
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,884	$87	$239

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
Assets
Investment in sub-accounts at fair value	$723	$7,714	$3,123
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	723	7,714	3,123
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$723	$7,714	$3,123
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
Assets
Investment in sub-accounts at fair value	$1,195	$1	$1,965
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,195	1	1,965
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,195	$1	$1,965
	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Income Securities Fund
Assets
Investment in sub-accounts at fair value	$5,738	$3,348	$2,536
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,738	3,348	2,536
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$5,738	$3,348	$2,536

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Mutual Shares Securities	PIMCO VIT Total Return Advisor
Assets
Investment in sub-accounts at fair value	$10,584	$21
Receivable from Protective Life Insurance Company	—	—
Total Assets	10,584	21
Liabilities
Payable to Protective Life Insurance Company	—	—
Net Assets	$10,584	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$177	$121	$142
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	8	59	(104)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	8	59	(104)
Net unrealized appreciation (depreciation) on investments during the period	1,528	1,475	1,291
Net realized and unrealized gain (loss) on investments	1,536	1,534	1,187
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,713	$1,655	$1,329
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$57	$36	$35
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(127)	57	13
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(127)	57	13
Net unrealized appreciation (depreciation) on investments during the period	1,276	2,916	513
Net realized and unrealized gain (loss) on investments	1,149	2,973	526
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,206	$3,009	$561

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$1	$14	$7
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	4	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	2	4	—
Net unrealized appreciation (depreciation) on investments during the period	187	115	74
Net realized and unrealized gain (loss) on investments	189	119	74
Net Increase (Decrease) in Net Assets Resulting from Operations	$190	$133	$81
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Balanced
Investment Income
Dividends	$2	$1	$2
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	—
Net unrealized appreciation (depreciation) on investments during the period	47	10	18
Net realized and unrealized gain (loss) on investments	47	10	18
Net Increase (Decrease) in Net Assets Resulting from Operations	$49	$11	$20

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
Investment Income
Dividends	$12	$61	$72
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(52)	(98)	(50)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(52)	(98)	(50)
Net unrealized appreciation (depreciation) on investments during the period	1,242	1,156	1,059
Net realized and unrealized gain (loss) on investments	1,190	1,058	1,009
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,202	$1,119	$1,081
	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Investment Income
Dividends	$417	$—	$134
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(15)	31	38
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(15)	31	38
Net unrealized appreciation (depreciation) on investments during the period	1,633	914	642
Net realized and unrealized gain (loss) on investments	1,618	945	680
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,035	$945	$814

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC
Investment Income
Dividends	$14	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(15)	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(15)	—	—
Net unrealized appreciation (depreciation) on investments during the period	647	—	—
Net realized and unrealized gain (loss) on investments	632	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$646	$—	$—
	Oppenheimer Money Fund/VA	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Investment Income
Dividends	$18	$—	$23
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	14	(18)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	14	(18)
Net unrealized appreciation (depreciation) on investments during the period	(1)	699	2,675
Net realized and unrealized gain (loss) on investments	(1)	713	2,657
Net Increase (Decrease) in Net Assets Resulting from Operations	$17	$713	$2,680

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA
Investment Income
Dividends	$116	$41	$173
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	5	(36)	147
Capital gain distribution	—	6	165
Net realized gain (loss) investments	5	(30)	312
Net unrealized appreciation (depreciation) on investments during the period	1,457	1,400	2,271
Net realized and unrealized gain (loss) on investments	1,462	1,370	2,583
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,578	$1,411	$2,756
	Oppenheimer High Income Fund/VA	Van Eck WW Real Estate	Van Kampen Capital Growth
Investment Income
Dividends	$—	$—	$4
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	1	(4)	48
Capital gain distribution	—	—	—
Net realized gain (loss) investments	1	(4)	48
Net unrealized appreciation (depreciation) on investments during the period	168	6	1,699
Net realized and unrealized gain (loss) on investments	169	2	1,747
Net Increase (Decrease) in Net Assets Resulting from Operations	$169	$2	$1,751

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income
Investment Income
Dividends	$28	$923	$560
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1,167)	15	13
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(1,167)	15	13
Net unrealized appreciation (depreciation) on investments during the period	1,131	4,122	2,565
Net realized and unrealized gain (loss) on investments	(36)	4,137	2,578
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8)	$5,060	$3,138
	Van Kampen Mid Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
Investment Income
Dividends	$—	$285	$231
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	19	(23)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	19	(23)
Net unrealized appreciation (depreciation) on investments during the period	388	1,881	(187)
Net realized and unrealized gain (loss) on investments	388	1,900	(210)
Net Increase (Decrease) in Net Assets Resulting from Operations	$388	$2,185	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income
Investment Income
Dividends	$1	$—	$118
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	2	10
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	2	10
Net unrealized appreciation (depreciation) on investments during the period	52	28	1,957
Net realized and unrealized gain (loss) on investments	52	30	1,967
Net Increase (Decrease) in Net Assets Resulting from Operations	$53	$30	$2,085
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities
Investment Income
Dividends	$675	$49	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	27	17	19
Capital gain distribution	—	—	—
Net realized gain (loss) investments	27	17	19
Net unrealized appreciation (depreciation) on investments during the period	2,212	2,319	740
Net realized and unrealized gain (loss) on investments	2,239	2,336	759
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,914	$2,385	$759

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core
Investment Income
Dividends	$228	$5	$1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	5	—	1
Capital gain distribution	—	—	—
Net realized gain (loss) investments	5	—	1
Net unrealized appreciation (depreciation) on investments during the period	1,100	54	42
Net realized and unrealized gain (loss) on investments	1,105	54	43
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,333	$59	$44
	Lord Abbett Series All Value Variable Class	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
Investment Income
Dividends	$—	$66	$4
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	43	13
Capital gain distribution	—	59	1
Net realized gain (loss) investments	—	102	14
Net unrealized appreciation (depreciation) on investments during the period	—	505	259
Net realized and unrealized gain (loss) on investments	—	607	273
Net Increase (Decrease) in Net Assets Resulting from Operations	$—	$673	$277

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
Investment Income
Dividends	$119	$17	$32
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	6	—	—
Capital gain distribution	3	15	—
Net realized gain (loss) investments	9	15	—
Net unrealized appreciation (depreciation) on investments during the period	2,618	875	341
Net realized and unrealized gain (loss) on investments	2,627	890	341
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,746	$907	$373
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC
Investment Income
Dividends	$139	$3	$7
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	6	4	—
Capital gain distribution	7	1	2
Net realized gain (loss) investments	13	5	2
Net unrealized appreciation (depreciation) on investments during the period	78	13	41
Net realized and unrealized gain (loss) on investments	91	18	43
Net Increase (Decrease) in Net Assets Resulting from Operations	$230	$21	$50

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
Investment Income
Dividends	$—	$475	$30
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	1	1	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	1	1	—
Net unrealized appreciation (depreciation) on investments during the period	166	1,425	455
Net realized and unrealized gain (loss) on investments	167	1,426	455
Net Increase (Decrease) in Net Assets Resulting from Operations	$167	$1,901	$485
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
Investment Income
Dividends	$—	$—	$54
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	1
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	1
Net unrealized appreciation (depreciation) on investments during the period	314	—	(16)
Net realized and unrealized gain (loss) on investments	314	—	(15)
Net Increase (Decrease) in Net Assets Resulting from Operations	$314	$—	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Income Securities Fund
Investment Income
Dividends	$138	$73	$259
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	1	1	—
Capital gain distribution	—	90	—
Net realized gain (loss) investments	1	91	—
Net unrealized appreciation (depreciation) on investments during the period	1,194	710	72
Net realized and unrealized gain (loss) on investments	1,195	801	72
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,333	$874	$331

	Mutual Shares Securities	PIMCO VIT Total Return Advisor
Investment Income
Dividends	$164	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—
Capital gain distribution	—	—
Net realized gain (loss) investments	—	—
Net unrealized appreciation (depreciation) on investments during the period	1,889	—
Net realized and unrealized gain (loss) on investments	1,889	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,053	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$177	$121	$142
Net realized gain (loss) on investments	8	59	(104)
Net unrealized appreciation (depreciation) of investments during the period	1,528	1,475	1,291
Net increase (decrease) in net assets resulting from operations	1,713	1,655	1,329
From Variable Life Policy Transactions
Contractowners' net payments	1,035	755	712
Mortality and expense risk charges	(78)	(48)	(50)
Cost of insurance and administrative charges	(674)	(506)	(472)
Surrenders	(296)	(439)	(301)
Death benefits	—	—	(9)
Net policy loan repayments (withdrawals)	(42)	(51)	(72)
Transfer (to) from other portfolios	(191)	(267)	(253)
Net increase (decrease) in net assets resulting from variable life policy transactions	(246)	(556)	(445)
Total increase (decrease) in net assets	1,467	1,099	884
Net Assets
Beginning of Year	9,613	6,170	6,743
End of Year	$11,080	$7,269	$7,627
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$57	$36	$35
Net realized gain (loss) on investments	(127)	57	13
Net unrealized appreciation (depreciation) of investments during the period	1,276	2,916	513
Net increase (decrease) in net assets resulting from operations	1,206	3,009	561
From Variable Life Policy Transactions
Contractowners' net payments	593	903	236
Mortality and expense risk charges	(35)	(55)	(16)
Cost of insurance and administrative charges	(364)	(585)	(131)
Surrenders	(376)	(457)	(64)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(3)	(80)	(1)
Transfer (to) from other portfolios	(153)	(342)	(103)
Net increase (decrease) in net assets resulting from variable life policy transactions	(338)	(616)	(79)
Total increase (decrease) in net assets	868	2,393	482
Net Assets
Beginning of Year	4,627	6,572	1,712
End of Year	$5,495	$8,965	$2,194

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$1	$14	$7
Net realized gain (loss) on investments	2	4	—
Net unrealized appreciation (depreciation) of investments during the period	187	115	74
Net increase (decrease) in net assets resulting from operations	190	133	81
From Variable Life Policy Transactions
Contractowners' net payments	96	84	44
Mortality and expense risk charges	(3)	(3)	(2)
Cost of insurance and administrative charges	(43)	(41)	(27)
Surrenders	(19)	(71)	(1)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	(2)	(1)
Transfer (to) from other portfolios	249	583	295
Net increase (decrease) in net assets resulting from variable life policy transactions	279	550	308
Total increase (decrease) in net assets	469	683	389
Net Assets
Beginning of Year	186	269	136
End of Year	$655	$952	$525
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Balanced
From Operations
Investment income	$2	$1	$2
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	47	10	18
Net increase (decrease) in net assets resulting from operations	49	11	20
From Variable Life Policy Transactions
Contractowners' net payments	31	5	—
Mortality and expense risk charges	(1)	—	(1)
Cost of insurance and administrative charges	(12)	(2)	(4)
Surrenders	(1)	—	(1)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	136	54	—
Net increase (decrease) in net assets resulting from variable life policy transactions	153	57	(6)
Total increase (decrease) in net assets	202	68	14
Net Assets
Beginning of Year	39	10	75
End of Year	$241	$78	$89

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
From Operations
Investment income	$12	$61	$72
Net realized gain (loss) on investments	(52)	(98)	(50)
Net unrealized appreciation (depreciation) of investments during the period	1,242	1,156	1,059
Net increase (decrease) in net assets resulting from operations	1,202	1,119	1,081
From Variable Life Policy Transactions
Contractowners' net payments	440	386	363
Mortality and expense risk charges	(24)	(25)	(34)
Cost of insurance and administrative charges	(284)	(293)	(268)
Surrenders	(305)	(345)	(162)
Death benefits	(8)	—	(10)
Net policy loan repayments (withdrawals)	(91)	(2)	(17)
Transfer (to) from other portfolios	67	(217)	(101)
Net increase (decrease) in net assets resulting from variable life policy transactions	(205)	(496)	(229)
Total increase (decrease) in net assets	997	623	852
Net Assets
Beginning of Year	3,358	4,098	4,257
End of Year	$4,355	$4,721	$5,109
	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Investment income	$417	$—	$134
Net realized gain (loss) on investments	(15)	31	38
Net unrealized appreciation (depreciation) of investments during the period	1,633	914	642
Net increase (decrease) in net assets resulting from operations	2,035	945	814
From Variable Life Policy Transactions
Contractowners' net payments	1,045	269	334
Mortality and expense risk charges	(99)	(16)	(23)
Cost of insurance and administrative charges	(768)	(148)	(197)
Surrenders	(349)	(162)	(179)
Death benefits	(2)	—	—
Net policy loan repayments (withdrawals)	(36)	(61)	(35)
Transfer (to) from other portfolios	574	57	(50)
Net increase (decrease) in net assets resulting from variable life policy transactions	365	(61)	(150)
Total increase (decrease) in net assets	2,400	884	664
Net Assets
Beginning of Year	11,191	1,480	2,424
End of Year	$13,591	$2,364	$3,088

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC
From Operations
Investment income	$14	$—	$—
Net realized gain (loss) on investments	(15)	—	—
Net unrealized appreciation (depreciation) of investments during the period	647	—	—
Net increase (decrease) in net assets resulting from operations	646	—	—
From Variable Life Policy Transactions
Contractowners' net payments	237	—	—
Mortality and expense risk charges	(16)	—	—
Cost of insurance and administrative charges	(144)	—	—
Surrenders	(71)	—	—
Death benefits	(2)	—	—
Net policy loan repayments (withdrawals)	(32)	—	—
Transfer (to) from other portfolios	(102)	9	6
Net increase (decrease) in net assets resulting from variable life policy transactions	(130)	9	6
Total increase (decrease) in net assets	516	9	6
Net Assets
Beginning of Year	1,699	—	—
End of Year	$2,215	$9	$6
	Oppenheimer Money Fund/VA	Oppenheimer Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
From Operations
Investment income	$18	$—	$23
Net realized gain (loss) on investments	—	14	(18)
Net unrealized appreciation (depreciation) of investments during the period	(1)	699	2,675
Net increase (decrease) in net assets resulting from operations	17	713	2,680
From Variable Life Policy Transactions
Contractowners' net payments	931	383	853
Mortality and expense risk charges	(53)	(17)	(53)
Cost of insurance and administrative charges	(578)	(227)	(518)
Surrenders	(901)	(235)	(461)
Death benefits	—	(6)	(8)
Net policy loan repayments (withdrawals)	(281)	(28)	(40)
Transfer (to) from other portfolios	2,249	(12)	(89)
Net increase (decrease) in net assets resulting from variable life policy transactions	1,367	(142)	(316)
Total increase (decrease) in net assets	1,384	571	2,364
Net Assets
Beginning of Year	5,412	2,239	6,185
End of Year	$6,796	$2,810	$8,549

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA
From Operations
Investment income	$116	$41	$173
Net realized gain (loss) on investments	5	(30)	312
Net unrealized appreciation (depreciation) of investments during the period	1,457	1,400	2,271
Net increase (decrease) in net assets resulting from operations	1,578	1,411	2,756
From Variable Life Policy Transactions
Contractowners' net payments	598	667	1,046
Mortality and expense risk charges	(50)	(65)	(66)
Cost of insurance and administrative charges	(383)	(526)	(617)
Surrenders	(117)	(256)	(452)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(36)	(25)	(65)
Transfer (to) from other portfolios	(213)	297	(137)
Net increase (decrease) in net assets resulting from variable life policy transactions	(201)	92	(291)
Total increase (decrease) in net assets	1,377	1,503	2,465
Net Assets
Beginning of Year	5,766	7,563	6,901
End of Year	$7,143	$9,066	$9,366
	Oppenheimer High Income Fund/VA	Van Eck WW Real Estate	Van Kampen Capital Growth
From Operations
Investment income	$—	$—	$4
Net realized gain (loss) on investments	1	(4)	48
Net unrealized appreciation (depreciation) of investments during the period	168	6	1,699
Net increase (decrease) in net assets resulting from operations	169	2	1,751
From Variable Life Policy Transactions
Contractowners' net payments	128	—	452
Mortality and expense risk charges	(5)	—	(30)
Cost of insurance and administrative charges	(71)	—	(260)
Surrenders	(35)	—	(333)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(6)	—	(63)
Transfer (to) from other portfolios	225	(11)	6
Net increase (decrease) in net assets resulting from variable life policy transactions	236	(11)	(228)
Total increase (decrease) in net assets	405	(9)	1,523
Net Assets
Beginning of Year	416	9	2,690
End of Year	$821	$—	$4,213

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income
From Operations
Investment income	$28	$923	$560
Net realized gain (loss) on investments	(1,167)	15	13
Net unrealized appreciation (depreciation) of investments during the period	1,131	4,122	2,565
Net increase (decrease) in net assets resulting from operations	(8)	5,060	3,138
From Variable Life Policy Transactions
Contractowners' net payments	105	2,220	1,188
Mortality and expense risk charges	(6)	(164)	(117)
Cost of insurance and administrative charges	(58)	(1,364)	(829)
Surrenders	(73)	(463)	(255)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	(23)	(40)
Transfer (to) from other portfolios	(2,507)	(371)	(92)
Net increase (decrease) in net assets resulting from variable life policy transactions	(2,539)	(165)	(147)
Total increase (decrease) in net assets	(2,547)	4,895	2,991
Net Assets
Beginning of Year	2,547	17,745	13,045
End of Year	$—	$22,640	$16,036
	Van Kampen Mid Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
From Operations
Investment income	$—	$285	$231
Net realized gain (loss) on investments	—	19	(23)
Net unrealized appreciation (depreciation) of investments during the period	388	1,881	(187)
Net increase (decrease) in net assets resulting from operations	388	2,185	21
From Variable Life Policy Transactions
Contractowners' net payments	153	1,122	434
Mortality and expense risk charges	(7)	(88)	(31)
Cost of insurance and administrative charges	(79)	(726)	(288)
Surrenders	(32)	(152)	(47)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(10)	(29)	(1)
Transfer (to) from other portfolios	186	249	(138)
Net increase (decrease) in net assets resulting from variable life policy transactions	211	376	(71)
Total increase (decrease) in net assets	599	2,561	(50)
Net Assets
Beginning of Year	601	9,440	3,797
End of Year	$1,200	$12,001	$3,747

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income
From Operations
Investment income	$1	$—	$118
Net realized gain (loss) on investments	—	2	10
Net unrealized appreciation (depreciation) of investments during the period	52	28	1,957
Net increase (decrease) in net assets resulting from operations	53	30	2,085
From Variable Life Policy Transactions
Contractowners' net payments	29	10	994
Mortality and expense risk charges	(1)	—	(95)
Cost of insurance and administrative charges	(11)	(4)	(694)
Surrenders	—	(15)	(182)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(69)
Transfer (to) from other portfolios	250	30	465
Net increase (decrease) in net assets resulting from variable life policy transactions	267	21	419
Total increase (decrease) in net assets	320	51	2,504
Net Assets
Beginning of Year	40	42	10,583
End of Year	$360	$93	$13,087
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities
From Operations
Investment income	$675	$49	$—
Net realized gain (loss) on investments	27	17	19
Net unrealized appreciation (depreciation) of investments during the period	2,212	2,319	740
Net increase (decrease) in net assets resulting from operations	2,914	2,385	759
From Variable Life Policy Transactions
Contractowners' net payments	724	1,328	253
Mortality and expense risk charges	(86)	(81)	(17)
Cost of insurance and administrative charges	(618)	(733)	(142)
Surrenders	(289)	(266)	(85)
Death benefits	—	(2)	—
Net policy loan repayments (withdrawals)	(23)	(73)	(14)
Transfer (to) from other portfolios	475	(267)	8
Net increase (decrease) in net assets resulting from variable life policy transactions	183	(94)	3
Total increase (decrease) in net assets	3,097	2,291	762
Net Assets
Beginning of Year	8,489	8,982	1,619
End of Year	$11,586	$11,273	$2,381

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core
From Operations
Investment income	$228	$5	$1
Net realized gain (loss) on investments	5	—	1
Net unrealized appreciation (depreciation) of investments during the period	1,100	54	42
Net increase (decrease) in net assets resulting from operations	1,333	59	44
From Variable Life Policy Transactions
Contractowners' net payments	654	23	10
Mortality and expense risk charges	(54)	(1)	(1)
Cost of insurance and administrative charges	(427)	(11)	(8)
Surrenders	(69)	—	(5)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(25)	18	—
Transfer (to) from other portfolios	212	198	117
Net increase (decrease) in net assets resulting from variable life policy transactions	291	227	113
Total increase (decrease) in net assets	1,624	286	157
Net Assets
Beginning of Year	5,634	64	36
End of Year	$7,258	$350	$193
	Lord Abbett Series All Value Variable Class	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
From Operations
Investment income	$—	$66	$4
Net realized gain (loss) on investments	—	102	14
Net unrealized appreciation (depreciation) of investments during the period	—	505	259
Net increase (decrease) in net assets resulting from operations	—	673	277
From Variable Life Policy Transactions
Contractowners' net payments	—	371	192
Mortality and expense risk charges	—	(23)	(9)
Cost of insurance and administrative charges	—	(304)	(104)
Surrenders	—	(172)	(79)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	(12)	(2)
Transfer (to) from other portfolios	3	68	(10)
Net increase (decrease) in net assets resulting from variable life policy transactions	3	(72)	(14)
Total increase (decrease) in net assets	3	601	263
Net Assets
Beginning of Year	—	2,471	938
End of Year	$3	$3,072	$1,201

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$119	$17	$32
Net realized gain (loss) on investments	9	15	—
Net unrealized appreciation (depreciation) of investments during the period	2,618	875	341
Net increase (decrease) in net assets resulting from operations	2,746	907	373
From Variable Life Policy Transactions
Contractowners' net payments	1,307	475	145
Mortality and expense risk charges	(72)	(22)	(10)
Cost of insurance and administrative charges	(656)	(219)	(123)
Surrenders	(231)	(97)	(29)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(13)	(16)	(10)
Transfer (to) from other portfolios	641	486	213
Net increase (decrease) in net assets resulting from variable life policy transactions	976	607	186
Total increase (decrease) in net assets	3,722	1,514	559
Net Assets
Beginning of Year	6,977	1,848	1,134
End of Year	$10,699	$3,362	$1,693
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC
From Operations
Investment income	$139	$3	$7
Net realized gain (loss) on investments	13	5	2
Net unrealized appreciation (depreciation) of investments during the period	78	13	41
Net increase (decrease) in net assets resulting from operations	230	21	50
From Variable Life Policy Transactions
Contractowners' net payments	112	14	7
Mortality and expense risk charges	(14)	(1)	(2)
Cost of insurance and administrative charges	(115)	(5)	(8)
Surrenders	(31)	(1)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(2)	—	—
Transfer (to) from other portfolios	294	30	123
Net increase (decrease) in net assets resulting from variable life policy transactions	244	37	120
Total increase (decrease) in net assets	474	58	170
Net Assets
Beginning of Year	1,410	29	69
End of Year	$1,884	$87	$239

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
From Operations
Investment income	$—	$475	$30
Net realized gain (loss) on investments	1	1	—
Net unrealized appreciation (depreciation) of investments during the period	166	1,425	455
Net increase (decrease) in net assets resulting from operations	167	1,901	485
From Variable Life Policy Transactions
Contractowners' net payments	54	695	334
Mortality and expense risk charges	(4)	(50)	(17)
Cost of insurance and administrative charges	(37)	(465)	(181)
Surrenders	(6)	(73)	(15)
Death benefits	—	(9)	—
Net policy loan repayments (withdrawals)	—	(28)	(12)
Transfer (to) from other portfolios	219	1,295	1,159
Net increase (decrease) in net assets resulting from variable life policy transactions	226	1,365	1,268
Total increase (decrease) in net assets	393	3,266	1,753
Net Assets
Beginning of Year	330	4,448	1,370
End of Year	$723	$7,714	$3,123
	Franklin Small- Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
From Operations
Investment income	$—	$—	$54
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	314	—	(16)
Net increase (decrease) in net assets resulting from operations	314	—	39
From Variable Life Policy Transactions
Contractowners' net payments	172	—	133
Mortality and expense risk charges	(7)	—	(12)
Cost of insurance and administrative charges	(68)	—	(85)
Surrenders	(20)	—	(195)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	19	—	(5)
Transfer (to) from other portfolios	209	1	1,029
Net increase (decrease) in net assets resulting from variable life policy transactions	305	1	865
Total increase (decrease) in net assets	619	1	904
Net Assets
Beginning of Year	576	—	1,061
End of Year	$1,195	$1	$1,965

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Income Securities Fund
From Operations
Investment income	$138	$73	$259
Net realized gain (loss) on investments	1	91	—
Net unrealized appreciation (depreciation) of investments during the period	1,194	710	72
Net increase (decrease) in net assets resulting from operations	1,333	874	331
From Variable Life Policy Transactions
Contractowners' net payments	750	437	180
Mortality and expense risk charges	(37)	(22)	(16)
Cost of insurance and administrative charges	(402)	(215)	(118)
Surrenders	(28)	(68)	(56)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(6)	(22)	(1)
Transfer (to) from other portfolios	572	378	780
Net increase (decrease) in net assets resulting from variable life policy transactions	849	488	769
Total increase (decrease) in net assets	2,182	1,362	1,100
Net Assets
Beginning of Year	3,556	1,986	1,436
End of Year	$5,738	$3,348	$2,536

	Mutual Shares Securities	PIMCO VIT Total Return Advisor
From Operations
Investment income	$164	$—
Net realized gain (loss) on investments	—	—
Net unrealized appreciation (depreciation) of investments during the period	1,889	—
Net increase (decrease) in net assets resulting from operations	2,053
From Variable Life Policy Transactions
Contractowners' net payments	1,277	—
Mortality and expense risk charges	(68)	—
Cost of insurance and administrative charges	(730)	—
Surrenders	(103)	—
Death benefits	—	—
Net policy loan repayments (withdrawals)	(29)	—
Transfer (to) from other portfolios	1,651	21
Net increase (decrease) in net assets resulting from variable life policy transactions	1,998	21
Total increase (decrease) in net assets	4,051	21
Net Assets
Beginning of Year	6,533	—
End of Year	$10,584	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$260	$275	$149
Net realized gain (loss) on investments	(34)	476	(12)
Net unrealized appreciation (depreciation) of investments during the period	(5,286)	(6,048)	(4,170)
Net increase (decrease) in net assets resulting from operations	(5,060)	(5,297)	(4,033)
From Variable Life Policy Transactions
Contractowners' net payments	1,318	991	854
Mortality and expense risk charges	(107)	(75)	(78)
Cost of insurance and administrative charges	(767)	(556)	(518)
Surrenders	(382)	(263)	(370)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(99)	(106)	(47)
Transfer (to) from other portfolios	258	68	(283)
Net increase (decrease) in net assets resulting from variable life policy transactions	221	59	(442)
Total increase (decrease) in net assets	(4,839)	(5,238)	(4,475)
Net Assets
Beginning of Year	14,452	11,408	11,218
End of Year	$9,613	$6,170	$6,743
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$42	$12	$26
Net realized gain (loss) on investments	(68)	(1)	(10)
Net unrealized appreciation (depreciation) of investments during the period	(2,424)	(4,673)	(1,019)
Net increase (decrease) in net assets resulting from operations	(2,450)	(4,662)	(1,003)
From Variable Life Policy Transactions
Contractowners' net payments	728	1,056	273
Mortality and expense risk charges	(50)	(78)	(21)
Cost of insurance and administrative charges	(385)	(597)	(131)
Surrenders	(285)	(376)	(53)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(30)	(46)	(7)
Transfer (to) from other portfolios	(187)	56	(62)
Net increase (decrease) in net assets resulting from variable life policy transactions	(209)	15	(1)
Total increase (decrease) in net assets	(2,659)	(4,647)	(1,004)
Net Assets
Beginning of Year	7,286	11,219	2,716
End of Year	$4,627	$6,572	$1,712

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$—	$6	$5
Net realized gain (loss) on investments	—	—	11
Net unrealized appreciation (depreciation) of investments during the period	(52)	(51)	(66)
Net increase (decrease) in net assets resulting from operations	(52)	(45)	(50)
From Variable Life Policy Transactions
Contractowners' net payments	21	19	7
Mortality and expense risk charges	—	(1)	—
Cost of insurance and administrative charges	(7)	(8)	(6)
Surrenders	—	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	1	—	—
Transfer (to) from other portfolios	223	304	185
Net increase (decrease) in net assets resulting from variable life policy transactions	238	314	186
Total increase (decrease) in net assets	186	269	136
Net Assets
Beginning of Year	—	—	—
End of Year	$186	$269	$136
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Balanced
From Operations
Investment income	$—	$—	$3
Net realized gain (loss) on investments	—	—	(1)
Net unrealized appreciation (depreciation) of investments during the period	(7)	(4)	(38)
Net increase (decrease) in net assets resulting from operations	(7)	(4)	(36)
From Variable Life Policy Transactions
Contractowners' net payments	6	—	—
Mortality and expense risk charges	—	—	(1)
Cost of insurance and administrative charges	(3)	—	(5)
Surrenders	(4)	—	(3)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	47	14	(2)
Net increase (decrease) in net assets resulting from variable life policy transactions	46	14	(11)
Total increase (decrease) in net assets	39	10	(47)
Net Assets
Beginning of Year	—	—	122
End of Year	$39	$10	$75

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
From Operations
Investment income	$10	$30	$48
Net realized gain (loss) on investments	11	17	443
Net unrealized appreciation (depreciation) of investments during the period	(2,037)	(2,419)	(2,655)
Net increase (decrease) in net assets resulting from operations	(2,016)	(2,372)	(2,164)
From Variable Life Policy Transactions
Contractowners' net payments	473	471	399
Mortality and expense risk charges	(39)	(46)	(50)
Cost of insurance and administrative charges	(289)	(312)	(283)
Surrenders	(225)	(243)	(212)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(41)	11	(50)
Transfer (to) from other portfolios	46	(163)	(218)
Net increase (decrease) in net assets resulting from variable life policy transactions	(75)	(282)	(414)
Total increase (decrease) in net assets	(2,091)	(2,654)	(2,578)
Net Assets
Beginning of Year	5,449	6,752	6,835
End of Year	$3,358	$4,098	$4,257
	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Investment income	$416	$—	$52
Net realized gain (loss) on investments	730	400	481
Net unrealized appreciation (depreciation) of investments during the period	(4,433)	(1,349)	(2,099)
Net increase (decrease) in net assets resulting from operations	(3,287)	(949)	(1,566)
From Variable Life Policy Transactions
Contractowners' net payments	1,160	274	336
Mortality and expense risk charges	(119)	(18)	(32)
Cost of insurance and administrative charges	(732)	(138)	(196)
Surrenders	(417)	(91)	(617)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(53)	(20)	(60)
Transfer (to) from other portfolios	(226)	(48)	58
Net increase (decrease) in net assets resulting from variable life policy transactions	(387)	(41)	(511)
Total increase (decrease) in net assets	(3,674)	(990)	(2,077)
Net Assets
Beginning of Year	14,865	2,470	4,501
End of Year	$11,191	$1,480	$2,424

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS Investors Growth Stock IC	Oppenheimer Money Fund/VA	Oppenheimer Mid Cap Fund/VA
From Operations
Investment income	$13	$140	$—
Net realized gain (loss) on investments	107	—	40
Net unrealized appreciation (depreciation) of investments during the period	(1,093)	1	(2,173)
Net increase (decrease) in net assets resulting from operations	(973)	141	(2,133)
From Variable Life Policy Transactions
Contractowners' net payments	276	633	442
Mortality and expense risk charges	(20)	(45)	(29)
Cost of insurance and administrative charges	(150)	(414)	(253)
Surrenders	(79)	(980)	(171)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(5)	(208)	(45)
Transfer (to) from other portfolios	—	1,400	(24)
Net increase (decrease) in net assets resulting from variable life policy transactions	22	386	(80)
Total increase (decrease) in net assets	(951)	527	(2,213)
Net Assets
Beginning of Year	2,650	4,885	4,452
End of Year	$1,699	$5,412	$2,239
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA
From Operations
Investment income	$13	$119	$452
Net realized gain (loss) on investments	28	507	45
Net unrealized appreciation (depreciation) of investments during the period	(5,170)	(4,285)	(1,795)
Net increase (decrease) in net assets resulting from operations	(5,129)	(3,659)	(1,298)
From Variable Life Policy Transactions
Contractowners' net payments	977	671	672
Mortality and expense risk charges	(80)	(70)	(78)
Cost of insurance and administrative charges	(544)	(400)	(509)
Surrenders	(331)	(270)	(378)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(48)	(43)	(83)
Transfer (to) from other portfolios	(64)	(82)	(107)
Net increase (decrease) in net assets resulting from variable life policy transactions	(90)	(194)	(483)
Total increase (decrease) in net assets	(5,219)	(3,853)	(1,781)
Net Assets
Beginning of Year	11,404	9,619	9,344
End of Year	$6,185	$5,766	$7,563

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Van Eck WW Real Estate
From Operations
Investment income	$139	$107	$1
Net realized gain (loss) on investments	583	(24)	3
Net unrealized appreciation (depreciation) of investments during the period	(5,318)	(1,480)	(14)
Net increase (decrease) in net assets resulting from operations	(4,596)	(1,397)	(10)
From Variable Life Policy Transactions
Contractowners' net payments	1,124	152	—
Mortality and expense risk charges	(82)	(13)	—
Cost of insurance and administrative charges	(597)	(91)	(1)
Surrenders	(275)	(108)	(2)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(129)	(20)	—
Transfer (to) from other portfolios	284	(42)	—
Net increase (decrease) in net assets resulting from variable life policy transactions	325	(122)	(3)
Total increase (decrease) in net assets	(4,271)	(1,519)	(13)
Net Assets
Beginning of Year	11,172	1,935	22
End of Year	$6,901	$416	$9
	Van Kampen Capital Growth	Van Kampen Enterprise	Van Kampen Comstock
From Operations
Investment income	$21	$38	$575
Net realized gain (loss) on investments	2	—	1,229
Net unrealized appreciation (depreciation) of investments during the period	(2,545)	(1,965)	(11,500)
Net increase (decrease) in net assets resulting from operations	(2,522)	(1,927)	(9,696)
From Variable Life Policy Transactions
Contractowners' net payments	584	410	2,612
Mortality and expense risk charges	(37)	(33)	(204)
Cost of insurance and administrative charges	(260)	(212)	(1,364)
Surrenders	(211)	(123)	(451)
Death benefits	(3)	—	—
Net policy loan repayments (withdrawals)	(37)	(19)	(87)
Transfer (to) from other portfolios	(85)	(95)	678
Net increase (decrease) in net assets resulting from variable life policy transactions	(49)	(72)	1,184
Total increase (decrease) in net assets	(2,571)	(1,999)	(8,512)
Net Assets
Beginning of Year	5,261	4,546	26,257
End of Year	$2,690	$2,547	$17,745

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Growth & Income	Van Kampen Mid Cap Growth II	Van Kampen UIF Equity and Income II
From Operations
Investment income	$348	$—	$248
Net realized gain (loss) on investments	567	273	331
Net unrealized appreciation (depreciation) of investments during the period	(7,045)	(756)	(3,212)
Net increase (decrease) in net assets resulting from operations	(6,130)	(483)	(2,633)
From Variable Life Policy Transactions
Contractowners' net payments	1,382	156	1,146
Mortality and expense risk charges	(146)	(7)	(92)
Cost of insurance and administrative charges	(807)	(68)	(628)
Surrenders	(528)	(50)	(91)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(95)	(3)	(21)
Transfer (to) from other portfolios	50	130	1,207
Net increase (decrease) in net assets resulting from variable life policy transactions	(144)	158	1,521
Total increase (decrease) in net assets	(6,274)	(325)	(1,112)
Net Assets
Beginning of Year	19,319	926	10,552
End of Year	$13,045	$601	$9,440
	Van Kampen Government Portfolio II	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II
From Operations
Investment income	$121	$—	$—
Net realized gain (loss) on investments	3	—	—
Net unrealized appreciation (depreciation) of investments during the period	(74)	(4)	(15)
Net increase (decrease) in net assets resulting from operations	50	(4)	(15)
From Variable Life Policy Transactions
Contractowners' net payments	326	1	3
Mortality and expense risk charges	(28)	—	—
Cost of insurance and administrative charges	(223)	(1)	(1)
Surrenders	(35)	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	4	—	—
Transfer (to) from other portfolios	1,050	44	55
Net increase (decrease) in net assets resulting from variable life policy transactions	1,094	44	57
Total increase (decrease) in net assets	1,144	40	42
Net Assets
Beginning of Year	2,653	—	—
End of Year	$3,797	$40	$42

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value
From Operations
Investment income	$216	$648	$161
Net realized gain (loss) on investments	36	(29)	530
Net unrealized appreciation (depreciation) of investments during the period	(6,255)	(2,485)	(6,312)
Net increase (decrease) in net assets resulting from operations	(6,003)	(1,866)	(5,621)
From Variable Life Policy Transactions
Contractowners' net payments	1,126	791	1,611
Mortality and expense risk charges	(121)	(89)	(104)
Cost of insurance and administrative charges	(684)	(534)	(760)
Surrenders	(199)	(269)	(352)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(20)	(12)	(39)
Transfer (to) from other portfolios	275	(250)	376
Net increase (decrease) in net assets resulting from variable life policy transactions	377	(363)	732
Total increase (decrease) in net assets	(5,626)	(2,229)	(4,889)
Net Assets
Beginning of Year	16,209	10,718	13,871
End of Year	$10,583	$8,489	$8,982
	Lord Abbett Growth Opportunities	Lord Abbett America's Value	Lord Abbett International
From Operations
Investment income	$—	$276	$1
Net realized gain (loss) on investments	24	162	2
Net unrealized appreciation (depreciation) of investments during the period	(986)	(2,364)	(22)
Net increase (decrease) in net assets resulting from operations	(962)	(1,926)	(19)
From Variable Life Policy Transactions
Contractowners' net payments	300	752	5
Mortality and expense risk charges	(18)	(57)	—
Cost of insurance and administrative charges	(133)	(391)	(1)
Surrenders	(19)	(66)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	(23)	(1)
Transfer (to) from other portfolios	83	438	80
Net increase (decrease) in net assets resulting from variable life policy transactions	212	653	83
Total increase (decrease) in net assets	(750)	(1,273)	64
Net Assets
Beginning of Year	2,369	6,907	—
End of Year	$1,619	$5,634	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Lord Abbett Large Cap Core	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
From Operations
Investment income	$—	$70	$11
Net realized gain (loss) on investments	—	10	(25)
Net unrealized appreciation (depreciation) of investments during the period	(4)	(1,529)	(832)
Net increase (decrease) in net assets resulting from operations	(4)	(1,449)	(846)
From Variable Life Policy Transactions
Contractowners' net payments	—	432	203
Mortality and expense risk charges	—	(29)	(12)
Cost of insurance and administrative charges	(1)	(305)	(109)
Surrenders	—	(196)	(31)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	(66)	(17)
Transfer (to) from other portfolios	41	206	123
Net increase (decrease) in net assets resulting from variable life policy transactions	40	42	157
Total increase (decrease) in net assets	36	(1,407)	(689)
Net Assets
Beginning of Year	—	3,878	1,627
End of Year	$36	$2,471	$938
	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$90	$8	$40
Net realized gain (loss) on investments	215	287	(29)
Net unrealized appreciation (depreciation) of investments during the period	(4,972)	(1,406)	(846)
Net increase (decrease) in net assets resulting from operations	(4,667)	(1,111)	(835)
From Variable Life Policy Transactions
Contractowners' net payments	1,338	407	174
Mortality and expense risk charges	(77)	(19)	(14)
Cost of insurance and administrative charges	(586)	(171)	(117)
Surrenders	(283)	(47)	(58)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(36)	(70)	(13)
Transfer (to) from other portfolios	1,773	821	279
Net increase (decrease) in net assets resulting from variable life policy transactions	2,129	921	251
Total increase (decrease) in net assets	(2,538)	(190)	(584)
Net Assets
Beginning of Year	9,515	2,038	1,718
End of Year	$6,977	$1,848	$1,134

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC
From Operations
Investment income	$40	$1	$2
Net realized gain (loss) on investments	—	1	3
Net unrealized appreciation (depreciation) of investments during the period	(72)	(1)	(16)
Net increase (decrease) in net assets resulting from operations	(32)	1	(11)
From Variable Life Policy Transactions
Contractowners' net payments	123	—	1
Mortality and expense risk charges	(10)	—	—
Cost of insurance and administrative charges	(82)	—	(1)
Surrenders	(57)	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(50)	—	—
Transfer (to) from other portfolios	488	28	80
Net increase (decrease) in net assets resulting from variable life policy transactions	412	28	80
Total increase (decrease) in net assets	380	29	69
Net Assets
Beginning of Year	1,030	—	—
End of Year	$1,410	$29	$69
	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
From Operations
Investment income	$—	$250	$23
Net realized gain (loss) on investments	—	104	8
Net unrealized appreciation (depreciation) of investments during the period	(144)	(2,000)	(447)
Net increase (decrease) in net assets resulting from operations	(144)	(1,646)	(416)
From Variable Life Policy Transactions
Contractowners' net payments	47	617	250
Mortality and expense risk charges	(3)	(42)	(12)
Cost of insurance and administrative charges	(25)	(341)	(111)
Surrenders	—	(72)	(31)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	(20)	(1)
Transfer (to) from other portfolios	137	1,602	452
Net increase (decrease) in net assets resulting from variable life policy transactions	156	1,744	547
Total increase (decrease) in net assets	12	98	131
Net Assets
Beginning of Year	318	4,350	1,239
End of Year	$330	$4,448	$1,370

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Franklin Small-Mid Cap Growth Securities	Franklin US Government Fund	Templeton Growth Securities
From Operations
Investment income	$—	$23	$72
Net realized gain (loss) on investments	83	—	285
Net unrealized appreciation (depreciation) of investments during the period	(458)	27	(2,553)
Net increase (decrease) in net assets resulting from operations	(375)	50	(2,196)
From Variable Life Policy Transactions
Contractowners' net payments	136	23	717
Mortality and expense risk charges	(6)	(5)	(36)
Cost of insurance and administrative charges	(54)	(31)	(322)
Surrenders	(28)	(5)	(25)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(9)
Transfer (to) from other portfolios	244	830	1,589
Net increase (decrease) in net assets resulting from variable life policy transactions	292	812	1,914
Total increase (decrease) in net assets	(83)	862	(282)
Net Assets
Beginning of Year	659	199	3,838
End of Year	$576	$1,061	$3,556
	Templeton Foreign Securities	Templeton Global Income Securities Fund	Mutual Shares Securities
From Operations
Investment income	$55	$34	$234
Net realized gain (loss) on investments	221	1	332
Net unrealized appreciation (depreciation) of investments during the period	(1,462)	25	(3,759)
Net increase (decrease) in net assets resulting from operations	(1,186)	60	(3,193)
From Variable Life Policy Transactions
Contractowners' net payments	414	83	1,166
Mortality and expense risk charges	(21)	(9)	(62)
Cost of insurance and administrative charges	(171)	(56)	(561)
Surrenders	(31)	(57)	(34)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(49)	(1)	(14)
Transfer (to) from other portfolios	852	995	2,955
Net increase (decrease) in net assets resulting from variable life policy transactions	994	955	3,450
Total increase (decrease) in net assets	(192)	1,015	257
Net Assets
Beginning of Year	2,178	421	6,276
End of Year	$1,986	$1,436	$6,533

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Contracts").

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

At December 31, 2009, the Separate Account was comprised of seventy-six subaccounts:

Goldman Sachs Growth & Income

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Capital Growth

Goldman Sachs Mid Cap Value(d)

Goldman Sachs Capital Growth SC

Goldman Sachs Growth & Income SC

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured Small Cap Equity SC

Goldman Sachs Structured US Equity SC

Goldman Sachs VIT Growth Opportunities SC(a)

Calvert Balanced(d)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS VIT Research Bond SC(a)

MFS VIT Value SC(a)

Oppenheimer Money Fund/VA

Oppenheimer Mid Cap Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA

Van Eck WW Hard Asset(d)

Van Eck WW Real Estate(d)

Van Kampen Capital Growth

Van Kampen Enterprise(b)

Van Kampen Comstock

Van Kampen Growth & Income

Van Kampen Mid Cap Growth II

Van Kampen UIF Equity and Income II

Van Kampen Government Portfolio II

Van Kampen LIT Global Tactical
Asset Allocation II(a)

Van Kampen UIF International Growth Equity II

Van Kampen UIF Global Real Estate II

Van Kampen UIF US Mid Cap Value II(a)

Lord Abbett Growth & Income

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Value

Lord Abbett Growth Opportunities

Lord Abbett America's Value

Lord Abbett International

Lord Abbett Large Cap Core

Lord Abbett Series All Value Variable Contract(a)

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Investment Grade Bonds SC

Fidelity Freedom Fund - 2015 Maturity Date SC

Fidelity Freedom Fund - 2020 Maturity Date SC

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Franklin Small Cap Value Securities CL 2(a)

Franklin US Government Fund

Templeton Growth Securities

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1.  ORGANIZATION — (Continued)

Templeton Foreign Securities

Templeton Global Income Securities Fund(c)

Mutual Shares Securities

Legg Mason ClearBridge Variable
Mid Cap Core II(a)

Legg Mason ClearBridge Variable
Sm Cap Growth II(a)

PIMCO VIT Long-Term US Government Advisor(a)

PIMCO VIT Low Duration Advisor(a)

PIMCO VIT Real Return Advisor(a)

PIMCO VIT Short-Term Advisor(a)

PIMCO VIT Total Return Advisor(a)

Royce Capital Fund Micro Cap SC(a)

Royce Capital Fund Small Cap SC(a)

(a)  Added November 2, 2009 - Certain funds did not have activity during 2009

(b)  Closed April 24, 2009

(c)  Name changed from Templeton Global Bond Securities effective May 1, 2009

(d)  Not available for new policies

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2009 was approximately $17.9 million.

Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

Realized Gains and Losses

Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the parent company of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2009-01 — Generally Accepted Accounting Principles ("GAAP") and Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 168, The FASB Accounting Standards Codification("ASC") and the Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 168"). In June of 2009, the FASB issued SFAS No. 168 (effective July 1, 2009) to replace FASB Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 162") and authorize the ASC as the new source for authoritative GAAP and ends the practice of FASB issuing standards in the familiar forms.

On July 1, 2009, the FASB implemented the ASC as the authoritative source, along with Securities and Exchange Commission ("SEC") guidance, for GAAP through issuance of ASU 2009-01. The FASB will no longer issue Statements of Financial Accounting Standards, but rather will issue updates that will provide background information about the amended guidance along with a basis for conclusions regarding the change. These Updates will amend the ASC to reflect the new guidance issued by the FASB. The Separate Account implemented the use of the ASC in 2009. The ASC changed the way the Separate Account will reference authoritative accounting literature in its filings. The recently adopted standards are now part of the ASC. Accounting standards not yet adopted will consist of Updates as well as Statements issued before July 1, 2009, which are not yet effective.

ASU No. 2009-12 — Fair Value Measurements and Disclosures — Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). In September of 2009, FASB issued ASU No. 2009-12 — Fair Value Measurements and Disclosures — Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). This Update provides amendments to Subtopic 820-10, Fair Value

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Measurements and Disclosures, for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). This Update permits the use of a practical expedient when determining the net asset value. If the practical expedient is used, increased disclosures are required. The Separate Account did not elect to utilize the practical expedient permitted under this Update. This Update became effective for the Separate Account as of December 31, 2009. This Update did not have an impact on the Separate Account's results of operations or financial position.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. All of the open-ended mutual funds are valued at the net asset values of the respective portfolios. There are no restrictions on purchases or sales of these open-ended mutual funds.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

(in thousands)	2009			2008
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Growth & Income	30	(47)	(17)	52	(41)	11
Goldman Sachs Strategic International Equity	23	(67)	(44)	44	(44)	—
Goldman Sachs Structured US Equity	17	(47)	(30)	22	(42)	(20)
Goldman Sachs Structured Small Cap Equity	13	(31)	(18)	21	(31)	(10)
Goldman Sachs Capital Growth	23	(56)	(33)	37	(34)	3
Goldman Sachs Mid Cap Value	18	(24)	(6)	21	(21)	—
Goldman Sachs Capital Growth SC	50	(10)	40	33	(4)	29
Goldman Sachs Growth & Income SC	95	(18)	77	40	(1)	39
Goldman Sachs Strategic International Equity SC	51	(6)	45	24	(2)	22
Goldman Sachs Structured Small Cap Equity SC	23	(2)	21	7	(2)	5
Goldman Sachs Structured US Equity SC	8	(1)	7	2	—	2
Calvert Balanced	—	—	—	—	(1)	(1)
MFS Growth Series IC	21	(37)	(16)	26	(30)	(4)
MFS Research IC	16	(56)	(40)	15	(34)	(19)
MFS Investors Trust IC	18	(37)	(19)	13	(39)	(26)
MFS Total Return IC	68	(50)	18	49	(70)	(21)
MFS New Discovery IC	20	(22)	(2)	14	(16)	(2)
MFS Utilities IC	20	(26)	(6)	23	(44)	(21)
MFS Investors Growth Stock IC	46	(68)	(22)	35	(30)	5
MFS VIT Research Bond SC	1	—	1	—	—	—
MFS VIT Value SC	1	—	1	—	—	—
Oppenheimer Money Fund/VA	2,749	(1,878)	871	1,989	(1,739)	250
Oppenheimer Mid Cap Fund/VA	19	(31)	(12)	18	(21)	(3)
Oppenheimer Capital Appreciation Fund/VA	33	(55)	(22)	36	(38)	(2)
Oppenheimer Main Street Fund/VA	25	(43)	(18)	32	(45)	(13)
Oppenheimer Strategic Bond Fund/VA	66	(62)	4	42	(69)	(27)
Oppenheimer Global Securites Fund/VA	34	(46)	(12)	44	(31)	13
Oppenheimer High Income Fund/VA	107	(30)	77	28	(27)	1
Van Eck WW Real Estate	—	(1)	(1)	—	—	—
Van Kampen Capital Growth	125	(175)	(50)	90	(88)	2
Van Kampen Enterprise	9	(602)	(593)	36	(46)	(10)
Van Kampen Comstock	88	(103)	(15)	144	(73)	71
Van Kampen Growth & Income	76	(89)	(13)	67	(74)	(7)
Van Kampen Mid Cap Growth II	65	(19)	46	46	(17)	29
Van Kampen UIF Equity and Income II	88	(59)	29	133	(32)	101
Van Kampen Government Portfolio II	69	(76)	(7)	135	(43)	92
Van Kampen UIF International Growth Equity II	41	(1)	40	7	—	7
Van Kampen UIF Global Real Estate II	7	(3)	4	8	(1)	7
Lord Abbett Growth & Income	102	(59)	43	94	(63)	31

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2009			2008
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Bond Debenture	89	(78)	11	47	(74)	(27)
Lord Abbett Mid Cap Value	76	(85)	(9)	111	(52)	59
Lord Abbett Growth Opportunities	22	(21)	1	28	(14)	14
Lord Abbett America's Value	55	(35)	20	60	(19)	41
Lord Abbett International	34	(3)	31	12	(1)	11
Lord Abbett Large Cap Core	19	(3)	16	5	—	5
Lord Abbett Series All Value Variable Class	—	—	—	—	—	—
Fidelity Index 500 Portfolio SC	62	(68)	(6)	64	(60)	4
Fidelity Growth Portfolio SC	34	(34)	—	41	(27)	14
Fidelity Contrafund Portfolio SC	138	(51)	87	170	(26)	144
Fidelity Mid Cap SC	69	(21)	48	72	(18)	54
Fidelity Equity Income SC	35	(14)	21	36	(18)	18
Fidelity Investment Grade Bonds SC	56	(36)	20	64	(28)	36
Fidelity Freedom Fund - 2015 Maturity Date SC	10	(5)	5	4	—	4
Fidelity Freedom Fund - 2020 Maturity Date SC	18	(2)	16	10	—	10
Franklin Flex Cap Growth Securities	34	(5)	29	20	(4)	16
Franklin Income Securities	196	(47)	149	198	(32)	166
Franklin Rising Dividend Securities	173	(8)	165	72	(14)	58
Franklin Small-Mid Cap Growth Securities	48	(8)	40	45	(14)	31
Franklin Small Cap Value Securities CL 2	—	—	—	—	—	—
Franklin US Government Fund	118	(44)	74	93	(18)	75
Templeton Growth Securities	151	(31)	120	228	(31)	197
Templeton Foreign Securities	86	(28)	58	121	(33)	88
Templeton Global Income Securities Fund	80	(19)	61	107	(21)	86
Mutual Shares Securities	282	(26)	256	374	(20)	354
PIMCO VIT Total Return Advisor	2	—	2	—	—	—

5.  INVESTMENTS

At December 31, 2009, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2009
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Growth & Income	1,194,991	$13,479	$11,090	$9.28
Goldman Sachs Strategic International Equity	896,448	11,311	7,270	8.11
Goldman Sachs Structured US Equity	803,553	10,751	7,634	9.50
Goldman Sachs Structured Small Cap Equity	623,017	8,533	5,495	8.82
Goldman Sachs Capital Growth	823,855	10,257	8,972	10.89
Goldman Sachs Mid Cap Value	193,340	3,039	2,194	11.35
Goldman Sachs Capital Growth SC	60,168	519	655	10.88
Goldman Sachs Growth & Income SC	102,599	887	952	9.28

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2009
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Strategic International Equity SC	64,640	$517	$525	$8.12
Goldman Sachs Structured Small Cap Equity SC	27,415	202	241	8.78
Goldman Sachs Structured US Equity SC	8,188	71	78	9.51
Calvert Balanced	57,474	126	89	1.54
MFS Growth Series IC	203,213	5,660	4,355	21.43
MFS Research IC	285,108	5,692	4,724	16.57
MFS Investors Trust IC	280,120	5,149	5,109	18.24
MFS Total Return IC	777,979	14,830	13,599	17.48
MFS New Discovery IC	176,017	2,652	2,364	13.43
MFS Utilities IC	134,709	2,972	3,088	22.92
MFS Investors Growth Stock IC	225,593	2,279	2,218	9.83
MFS VIT Research Bond SC	715	9	9	12.10
MFS VIT Value SC	473	6	6	11.68
Oppenheimer Money Fund/VA	6,798,416	6,798	6,798	1.00
Oppenheimer Mid Cap Fund/VA	76,944	5,084	2,810	36.52
Oppenheimer Capital Appreciation Fund/VA	231,527	9,153	8,553	36.94
Oppenheimer Main Street Fund/VA	392,910	7,745	7,143	18.18
Oppenheimer Strategic Bond Fund/VA	1,710,598	8,294	9,066	5.30
Oppenheimer Global Securites Fund/VA	353,426	10,107	9,366	26.50
Oppenheimer High Income Fund/VA	414,564	2,223	821	1.98
Van Kampen Capital Growth	148,469	4,712	4,212	28.37
Van Kampen Comstock	2,239,451	27,028	22,641	10.11
Van Kampen Growth & Income	979,845	16,571	16,040	16.37
Van Kampen Mid Cap Growth II	376,180	1,372	1,200	3.19
Van Kampen UIF Equity and Income II	937,908	12,287	12,005	12.80
Van Kampen Government Portfolio II	426,771	3,950	3,747	8.78
Van Kampen LIT Gbl Tactical Asst Allc II	3	—	—	12.10
Van Kampen UIF International Growth Equity II	42,758	312	360	8.42
Van Kampen UIF Global Real Estate II	12,050	80	93	7.72
Lord Abbett Growth & Income	643,345	15,279	13,092	20.35
Lord Abbett Bond Debenture	1,027,094	11,844	11,586	11.28
Lord Abbett Mid Cap Value	850,776	15,343	11,273	13.25
Lord Abbett Growth Opportunities	165,576	2,226	2,381	14.38
Lord Abbett America's Value	605,848	8,194	7,264	11.99
Lord Abbett International	48,063	318	350	7.28
Lord Abbett Large Cap Core	17,797	157	193	10.82
Lord Abbett Series All Value Variable Class	200	3	3	14.88
Fidelity Index 500 Portfolio SC	25,741	3,301	3,072	119.35
Fidelity Growth Portfolio SC	40,094	1,310	1,201	29.96
Fidelity Contrafund Portfolio SC	520,622	13,360	10,699	20.55
Fidelity Mid Cap SC	132,302	3,739	3,362	25.41

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2009
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Fidelity Equity Income SC	101,100	$2,328	$1,693	$16.75
Fidelity Investment Grade Bonds SC	152,062	1,860	1,884	12.39
Fidelity Freedom Fund - 2015 Maturity Date SC	8,919	75	87	9.77
Fidelity Freedom Fund - 2020 Maturity Date SC	25,197	213	239	9.50
Franklin Flex Cap Growth Securities	66,135	685	723	10.93
Franklin Income Securities	546,308	8,334	7,714	14.12
Franklin Rising Dividend Securities	196,902	3,177	3,123	15.86
Franklin Small-Mid Cap Growth Securities	70,838	1,342	1,195	16.87
Franklin Small Cap Value Securities CL 2	41	1	1	12.77
Franklin US Government Fund	152,705	1,951	1,965	12.87
Templeton Growth Securities	551,729	7,171	5,738	10.40
Templeton Foreign Securities	248,937	3,954	3,348	13.45
Templeton Global Income Securities Fund	146,320	2,430	2,536	17.33
Mutual Shares Securities	725,912	12,579	10,584	14.58
PIMCO VIT Total Return Advisor	1,929	21	21	10.82

During the year ended December 31, 2009, transactions in shares were as follows:

Fund Name	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Shares purchased	55,718	42,816	32,894	32,511	46,242	21,103
Shares received from reinvestment of dividends	19,009	15,093	14,911	6,428	3,274	3,042
Total shares acquired	74,727	57,909	47,805	38,939	49,516	24,145
Shares redeemed	(87,846)	(124,195)	(90,270)	(78,752)	(113,873)	(28,451)
Net increase (decrease) in shares owned	(13,119)	(66,286)	(42,465)	(39,813)	(64,357)	(4,306)
Shares owned, beginning of period	1,208,110	962,734	846,018	662,830	888,212	197,646
Shares owned, end of period	1,194,991	896,448	803,553	623,017	823,855	193,340
Cost of shares acquired (000's)	$622	$400	$417	$289	$437	$231
Proceeds from sales (000's)	$697	$834	$729	$570	$1,012	$276

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Balanced
Shares purchased	43,191	83,006	48,626	23,752	6,929	1
Shares received from reinvestment of dividends	111	1,454	934	238	136	1,126
Total shares acquired	43,302	84,460	49,560	23,990	7,065	1,127
Shares redeemed	(8,296)	(15,580)	(6,128)	(2,168)	(182)	(4,142)
Net increase (decrease) in shares owned	35,006	68,880	43,432	21,822	6,883	(3,015)
Shares owned, beginning of period	25,162	33,719	21,208	5,593	1,305	60,489
Shares owned, end of period	60,168	102,599	64,640	27,415	8,188	57,474
Cost of shares acquired (000's)	$358	$684	$356	$171	$59	$2
Proceeds from sales (000's)	$78	$122	$41	$14	$2	$6
Fund Name	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
Shares purchased	17,325	15,190	15,133	79,406	29,067	20,595
Shares received from reinvestment of dividends	733	4,878	5,195	29,714	—	8,180
Total shares acquired	18,058	20,068	20,328	109,120	29,067	28,775
Shares redeemed	(29,856)	(52,631)	(30,955)	(57,959)	(32,911)	(26,963)
Net increase (decrease) in shares owned	(11,798)	(32,563)	(10,627)	51,161	(3,844)	1,812
Shares owned, beginning of period	215,011	317,671	290,747	726,818	179,861	132,897
Shares owned, end of period	203,213	285,108	280,120	777,979	176,017	134,709
Cost of shares acquired (000's)	$327	$270	$308	$1,668	$289	$523
Proceeds from sales (000's)	$521	$703	$464	$894	$350	$538
Fund Name	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA	Oppenheimer Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Shares purchased	33,132	715	473	4,319,723	6,377	16,304
Shares received from reinvestment of dividends	1,853	—	—	17,775	—	1,036
Total shares acquired	34,985	715	473	4,337,498	6,377	17,340
Shares redeemed	(48,751)	—	—	(2,951,177)	(10,723)	(26,738)
Net increase (decrease) in shares owned	(13,766)	715	473	1,386,321	(4,346)	(9,398)
Shares owned, beginning of period	239,359			5,412,095	81,290	240,925
Shares owned, end of period	225,593	715	473	6,798,416	76,944	231,527
Cost of shares acquired (000's)	$282	$9	$6	$4,337	$190	$502
Proceeds from sales (000's)	$397	$—	$—	$2,951	$332	$791

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Van Eck WW Real Estate	Van Kampen Capital Growth
Shares purchased	19,609	250,624	28,675	209,963	—	22,411
Shares received from reinvestment of dividends	10,737	11,136	22,717	—	—	147
Total shares acquired	30,346	261,760	51,392	209,963	—	22,558
Shares redeemed	(34,146)	(235,515)	(39,439)	(58,972)	(1,376)	(31,373)
Net increase (decrease) in shares owned	(3,800)	26,245	11,953	150,991	(1,376)	(8,815)
Shares owned, beginning of period	396,710	1,684,353	341,473	263,573	1,376	157,284
Shares owned, end of period	392,910	1,710,598	353,426	414,564	—	148,469
Cost of shares acquired (000's)	$413	$1,234	$943	$337	$—	$493
Proceeds from sales (000's)	$508	$1,096	$895	$101	$12	$718
Fund Name	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Mid Cap Growth II	Van Kampen UIF Equity and Income II	Van Kampen Government Portfolio II
Shares purchased	4,079	133,594	66,453	117,458	105,092	92,758
Shares received from reinvestment of dividends	2,824	109,289	41,161	—	27,224	26,008
Total shares acquired	6,903	242,883	107,614	117,458	132,316	118,766
Shares redeemed	(265,006)	(156,074)	(77,554)	(35,998)	(70,944)	(102,661)
Net increase (decrease) in shares owned	(258,103)	86,809	30,060	81,460	61,372	16,105
Shares owned, beginning of period	258,103	2,152,642	949,785	294,720	876,536	410,666
Shares owned, end of period	—	2,239,451	979,845	376,180	937,908	426,771
Cost of shares acquired (000's)	$67	$2,045	$1,447	$301	$1,446	$1,065
Proceeds from sales (000's)	$2,578	$1,300	$1,034	$91	$780	$911
Fund Name	Van Kampen UIF International Growth Equity II	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities
Shares purchased	37,754	7,781	56,820	127,770	70,291	25,502
Shares received from reinvestment of dividends	164	2	5,756	59,964	3,661	—
Total shares acquired	37,918	7,783	62,576	187,734	73,952	25,502
Shares redeemed	(1,619)	(3,397)	(33,083)	(112,910)	(78,400)	(23,836)
Net increase (decrease) in shares owned	36,299	4,386	29,493	74,824	(4,448)	1,666
Shares owned, beginning of period	6,459	7,664	613,852	952,270	855,224	163,910
Shares owned, end of period	42,758	12,050	643,345	1,027,094	850,776	165,576
Cost of shares acquired (000's)	$279	$46	$1,095	$1,989	$809	$287
Proceeds from sales (000's)	$11	$25	$571	$1,136	$858	$283

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

5.  INVESTMENTS — (Continued)

Fund Name	Lord Abbett America's Value	Lord Abbett International	Lord Abbett Large Cap Core	Lord Abbett Series All Value Variable Class	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
Shares purchased	70,673	37,912	16,371	202	4,946	8,427
Shares received from reinvestment of dividends	18,959	636	118	—	1,251	155
Total shares acquired	89,632	38,548	16,489	202	6,197	8,582
Shares redeemed	(45,455)	(3,234)	(2,878)	(2)	(5,415)	(8,449)
Net increase (decrease) in shares owned	44,177	35,314	13,611	200	782	133
Shares owned, beginning of period	561,671	12,749	4,186		24,959	39,961
Shares owned, end of period	605,848	48,063	17,797	200	25,741	40,094
Cost of shares acquired (000's)	$1,000	$252	$145	$3	$605	$210
Proceeds from sales (000's)	$475	$20	$31	$—	$552	$218
Fund Name	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity Date SC	Fidelity Freedom Fund - 2020 Maturity Date SC
Shares purchased	94,446	43,391	21,754	56,266	9,421	16,478
Shares received from reinvestment of dividends	6,134	1,288	1,968	12,302	371	1,027
Total shares acquired	100,580	44,679	23,722	68,568	9,792	17,505
Shares redeemed	(35,104)	(13,179)	(8,927)	(36,536)	(4,386)	(1,217)
Net increase (decrease) in shares owned	65,476	31,500	14,795	32,032	5,406	16,288
Shares owned, beginning of period	455,146	100,802	86,305	120,030	3,513	8,909
Shares owned, end of period	520,622	132,302	101,100	152,062	8,919	25,197
Cost of shares acquired (000's)	$1,714	$919	$346	$829	$82	$140
Proceeds from sales (000's)	$617	$280	$128	$438	$41	$10
Fund Name	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
Shares purchased	31,116	149,467	99,712	26,440	41	105,419
Shares received from reinvestment of dividends	—	40,353	2,233	—	—	4,344
Total shares acquired	31,116	189,820	101,945	26,440	41	109,763
Shares redeemed	(5,131)	(35,709)	(4,863)	(4,622)	—	(38,769)
Net increase (decrease) in shares owned	25,985	154,111	97,082	21,818	41	70,994
Shares owned, beginning of period	40,150	392,197	99,820	49,020	—	81,711
Shares owned, end of period	66,135	546,308	196,902	70,838	41	152,705
Cost of shares acquired (000's)	$277	$2,275	$1,360	$372	$1	$1,420
Proceeds from sales (000's)	$50	$435	$63	$67	$—	$500

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

5.  INVESTMENTS — (Continued)

Fund Name	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Income Securities Fund	Mutual Shares Securities	PIMCO VIT Total Return Advisor
Shares purchased	127,571	68,335	59,401	175,133	1,928
Shares received from reinvestment of dividends	16,573	18,099	16,623	12,208	1
Total shares acquired	144,144	86,434	76,024	187,341	1,929
Shares redeemed	(26,090)	(22,029)	(13,709)	(16,047)	—
Net increase (decrease) in shares owned	118,054	64,405	62,315	171,294	1,929
Shares owned, beginning of period	433,675	184,532	84,005	554,618
Shares owned, end of period	551,729	248,937	146,320	725,912	1,929
Cost of shares acquired (000's)	$1,213	$904	$1,259	$2,366	$21
Proceeds from sales (000's)	$227	$253	$231	$203	$—

6.  FINANCIAL HIGHLIGHTS

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	634	$17.50	$11,080	1.83%	18.32%
Goldman Sachs Strategic International Equity	474	$15.34	$7,269	1.88%	28.69%
Goldman Sachs Structured US Equity	416	$18.36	$7,627	2.11%	21.15%
Goldman Sachs Structured Small Cap Equity	243	$22.64	$5,495	1.21%	27.67%
Goldman Sachs Capital Growth	405	$22.17	$8,965	0.47%	47.75%
Goldman Sachs Mid Cap Value	160	$13.74	$2,194	1.86%	33.15%
Goldman Sachs Capital Growth SC	69	$9.48	$655	0.27%	47.50%
Goldman Sachs Growth & Income SC	116	$8.21	$952	2.52%	17.87%
Goldman Sachs Strategic International Equity SC	67	$7.88	$525	2.59%	28.37%
Goldman Sachs Structured Small Cap Equity SC	26	$9.25	$241	1.53%	27.26%
Goldman Sachs Structured US Equity SC	9	$8.34	$78	3.14%	20.89%
Calvert Balanced	6	$15.30	$89	2.18%	25.86%
MFS Growth Series IC	250	$17.40	$4,355	0.31%	37.67%
MFS Research IC	306	$15.44	$4,721	1.47%	30.54%
MFS Investors Trust IC	332	$15.38	$5,109	1.64%	26.90%
MFS Total Return IC	667	$20.40	$13,591	3.52%	18.03%
MFS New Discovery IC	123	$19.26	$2,364	0.00%	63.18%
MFS Utilities IC	130	$23.79	$3,088	5.00%	33.22%
MFS Investors Growth Stock IC	310	$7.14	$2,215	0.71%	39.55%
MFS VIT Research Bond SC	1	$10.06	$9	0.00%	0.41	%(a)
MFS VIT Value SC	1	$10.47	$6	0.00%	6.38	%(a)
Oppenheimer Money Fund/VA	4,324	$1.57	$6,796	0.29%	0.32%
Oppenheimer Mid Cap Fund/VA	224	$12.56	$2,810	0.00%	32.61%
Oppenheimer Capital Appreciation Fund/VA	472	$18.10	$8,549	0.32%	44.52%
Oppenheimer Main Street Fund/VA	508	$14.07	$7,143	1.90%	28.29%
Oppenheimer Strategic Bond Fund/VA	449	$20.17	$9,066	0.50%	18.83%
Oppenheimer Global Securites Fund/VA	417	$22.46	$9,366	2.19%	39.77%
Oppenheimer High Income Fund/VA	211	$3.90	$821	0.00%	25.32%
Van Eck WW Real Estate	—	$22.38	$—	0.00%	43.39%
Van Kampen Capital Growth	824	$5.11	$4,213	0.12%	66.07%
Van Kampen Enterprise	—	$4.43	$—	4.23%	3.14%
Van Kampen Comstock	1,439	$15.73	$22,640	4.88%	28.78%
Van Kampen Growth & Income	1,090	$14.71	$16,036	4.15%	24.37%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Van Kampen Mid Cap Growth II	210	$5.72	$1,200	0.00%	56.37%
Van Kampen UIF Equity and Income II	776	$15.47	$12,001	2.80%	22.49%
Van Kampen Government Portfolio II	308	$12.16	$3,747	6.38%	0.86%
Van Kampen UIF International Growth Equity II	47	$7.73	$360	0.68%	36.54%
Van Kampen UIF Global Real Estate II	11	$8.30	$93	0.02%	41.42%
Lord Abbett Growth & Income	1,145	$11.44	$13,087	1.07%	18.90%
Lord Abbett Bond Debenture	671	$17.28	$11,586	6.79%	34.31%
Lord Abbett Mid Cap Value	914	$12.33	$11,273	0.52%	26.61%
Lord Abbett Growth Opportunities	145	$16.37	$2,381	0.00%	45.55%
Lord Abbett America's Value	453	$16.04	$7,258	3.74%	23.41%
Lord Abbett International	42	$8.28	$350	2.74%	47.87%
Lord Abbett Large Cap Core	21	$9.21	$193	0.97%	25.50%
Lord Abbett Series All Value Variable Contract	—	$10.51	$3	0.31%	8.46	%(a)
Fidelity Index 500 Portfolio SC	313	$9.80	$3,072	2.49%	26.48%
Fidelity Growth Portfolio SC	159	$7.56	$1,201	0.34%	28.15%
Fidelity Contrafund Portfolio SC	751	$14.25	$10,699	1.40%	35.66%
Fidelity Mid Cap SC	209	$16.10	$3,362	0.64%	40.01%
Fidelity Equity Income SC	159	$10.67	$1,693	2.42%	30.03%
Fidelity Investment Grade Bonds SC	146	$12.93	$1,884	8.66%	15.67%
Fidelity Freedom Fund - 2015 Maturity Date SC	9	$9.62	$87	4.17%	25.06%
Fidelity Freedom Fund - 2020 Maturity Date SC	26	$9.28	$239	3.63%	28.78%
Franklin Flex Cap Growth Securities	73	$9.91	$723	0.00%	32.97%
Franklin Income Securities	684	$11.27	$7,714	8.06%	35.59%
Franklin Rising Dividend Securities	339	$9.22	$3,123	1.39%	17.34%
Franklin Small-Mid Cap Growth Securities	130	$9.21	$1,195	0.00%	43.57%
Franklin Small Cap Value Securities CL 2	—	$10.21	$1	0.00%	7.85	%(a)
Franklin US Government Fund	168	$11.68	$1,965	3.79%	3.09%
Templeton Growth Securities	642	$8.94	$5,738	3.11%	31.10%
Templeton Foreign Securities	312	$10.73	$3,348	2.84%	37.04%
Templeton Global Income Securities Fund	186	$13.61	$2,536	13.69%	18.68%
Mutual Shares Securities	1,153	$9.18	$10,584	2.03%	26.05%
PIMCO VIT Total Return Advisor	2	$10.03	$21	0.79%	0.30	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date November 2, 2009

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	651	$14.79	$9,613	2.06%	-34.52%
Goldman Sachs Strategic International Equity	518	$11.92	$6,170	3.06%	-45.96%
Goldman Sachs Structured US Equity	446	$15.16	$6,743	1.63%	-37.00%
Goldman Sachs Structured Small Cap Equity	261	$17.73	$4,627	0.68%	-34.02%
Goldman Sachs Capital Growth	438	$15.01	$6,572	0.13%	-41.75%
Goldman Sachs Mid Cap Value	166	$10.32	$1,712	1.10%	-37.05%
Goldman Sachs Capital Growth SC	29	$6.43	$186	0.00%	-40.31	%(a)
Goldman Sachs Growth & Income SC	39	$6.97	$269	6.28%	-33.87	%(a)
Goldman Sachs Strategic International Equity SC	22	$6.14	$136	7.12%	-43.07	%(a)
Goldman Sachs Structured Small Cap Equity SC	5	$7.27	$39	1.80%	-30.06	%(a)
Goldman Sachs Structured US Equity SC	2	$6.90	$10	4.00%	-33.92	%(a)
Calvert Balanced	6	$12.16	$75	2.42%	-31.32%
MFS Growth Series IC	266	$12.64	$3,358	0.22%	-37.42%
MFS Research IC	346	$11.83	$4,098	0.54%	-36.09%
MFS Investors Trust IC	351	$12.12	$4,257	0.84%	-33.08%
MFS Total Return IC	649	$17.28	$11,191	3.11%	-22.13%
MFS New Discovery IC	125	$11.80	$1,480	0.00%	-39.33%
MFS Utilities IC	136	$17.85	$2,424	1.48%	-37.67%
MFS Investors Growth Stock IC	332	$5.12	$1,699	0.58%	-36.87%
Oppenheimer Money Fund/VA	3,453	$1.57	$5,412	2.73%	2.78%
Oppenheimer Mid Cap Fund/VA	236	$9.47	$2,239	0.00%	-49.07%
Oppenheimer Capital Appreciation Fund/VA	494	$12.53	$6,185	0.14%	-45.52%
Oppenheimer Main Street Fund/VA	526	$10.97	$5,766	1.50%	-38.47%
Oppenheimer Strategic Bond Fund/VA	445	$16.98	$7,563	5.03%	-14.21%
Oppenheimer Global Securites Fund/VA	429	$16.07	$6,901	1.51%	-40.19%
Oppenheimer High Income Fund/VA	134	$3.11	$416	7.48%	-78.67%
Van Eck WW Real Estate	1	$15.61	$9	5.67%	-55.12%
Van Kampen Capital Growth	874	$3.08	$2,690	0.51%	-48.99%
Van Kampen Enterprise	593	$4.30	$2,547	1.04%	-42.95%
Van Kampen Comstock	1,454	$12.22	$17,745	2.51%	-35.67%
Van Kampen Growth & Income	1,103	$11.83	$13,045	2.12%	-32.03%
Van Kampen Mid Cap Growth II	164	$3.66	$601	0.00%	-46.83%
Van Kampen UIF Equity and Income II	747	$12.63	$9,440	2.40%	-22.68%
Van Kampen Government Portfolio II	315	$12.06	$3,797	3.93%	1.51%
Van Kampen UIF International Growth Equity II	7	$5.66	$40	0.00%	-46.67	%(a)
Van Kampen UIF Global Real Estate II	7	$5.87	$42	0.08%	-46.12	%(a)
Lord Abbett Growth & Income	1,102	$9.62	$10,583	1.58%	-36.42%
Lord Abbett Bond Debenture	660	$12.86	$8,489	6.51%	-17.53%
Lord Abbett Mid Cap Value	923	$9.74	$8,982	1.38%	-39.36%
Lord Abbett Growth Opportunities	144	$11.25	$1,619	0.00%	-38.24%
Lord Abbett America's Value	433	$13.00	$5,634	4.32%	-26.19%
Lord Abbett International	11	$5.60	$64	1.96%	-46.05	%(a)
Lord Abbett Large Cap Core	5	$7.34	$36	2.71%	-29.36	%(a)
Fidelity Index 500 Portfolio SC	319	$7.75	$2,471	2.19%	-37.07%
Fidelity Growth Portfolio SC	159	$5.90	$938	0.77%	-47.23%
Fidelity Contrafund Portfolio SC	664	$10.51	$6,977	1.03%	-42.61%
Fidelity Mid Cap SC	161	$11.50	$1,848	0.38%	-39.51%
Fidelity Equity Income SC	138	$8.21	$1,134	2.57%	-42.70%
Fidelity Investment Grade Bonds SC	126	$11.18	$1,410	3.58%	-3.35%
Fidelity Freedom Fund - 2015 Maturity Date SC	4	$7.69	$29	14.20%	-25.63	%(a)
Fidelity Freedom Fund - 2020 Maturity Date SC	10	$7.20	$69	8.98%	-30.79	%(a)
Franklin Flex Cap Growth Securities	44	$7.45	$330	0.11%	-35.31%
Franklin Income Securities	535	$8.32	$4,448	5.33%	-29.66%
Franklin Rising Dividend Securities	174	$7.86	$1,370	1.75%	-27.10%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Franklin Small-Mid Cap Growth Securities	90	$6.42	$576	0.00%	-42.49%
Franklin US Government Fund	94	$11.33	$6,533	4.03%	7.59%
Templeton Growth Securities	522	$6.82	$1,061	1.77%	-42.32%
Templeton Foreign Securities	254	$7.83	$3,556	2.38%	-40.38%
Templeton Global Income Securities Fund	125	$11.47	$1,986	3.42%	6.21%
Mutual Shares Securities	897	$7.28	$1,436	3.36%	-37.11%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2008

	As of December 31, 2007			For the Year Ended December 31, 2007
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	640	$22.59	$14,452	1.87%	1.49%
Goldman Sachs International Equity	518	$22.05	$11,408	1.41%	7.88%
Goldman Sachs Structured US Equity	466	$24.06	$11,218	1.04%	-1.63%
Goldman Sachs Structured Small Cap Equity	271	$26.87	$7,286	0.37%	-16.48%
Goldman Sachs Capital Growth	435	$25.76	$11,219	0.19%	10.13%
Goldman Sachs Mid Cap Value Fund	166	$16.39	$2,716	0.82%	3.20%
Calvert Social Balanced	7	$17.70	$122	1.97%	2.76%
MFS Emerging Growth IC	270	$20.20	$5,449	0.00%	21.17%
MFS Research IC	365	$18.51	$6,752	0.68%	13.20%
MFS Investors Trust IC	377	$18.11	$6,835	0.83%	10.31%
MFS Total Return IC	670	$22.19	$14,865	2.48%	4.21%
MFS New Discovery IC	127	$19.45	$2,470	0.00%	2.52%
MFS Utility IC	157	$28.64	$4,501	0.91%	27.90%
MFS Investors Growth Stock IC	327	$8.11	$2,650	0.32%	11.36%
Oppenheimer Money Fund/VA	3,203	$1.52	$4,885	4.85%	4.96%
Oppenheimer Mid Cap/VA	239	$18.60	$4,452	0.00%	6.33%
Oppenheimer Capital Appreciation/VA	496	$22.99	$11,404	0.22%	14.15%
Oppenheimer Main Street/VA	539	$17.83	$9,619	0.81%	4.24%
Oppenheimer Strategic Bond/VA	472	$19.79	$9,344	3.47%	9.69%
Oppenheimer Global Securities/VA	416	$26.87	$11,172	1.27%	6.32%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2007			For the Year Ended December 31, 2007
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Oppenheimer High Income/VA	133	$14.58	$1,935	6.84%	-0.10%
Van Eck WW Real Estate Fund	1	$34.78	$22	1.06%	0.89%
Van Kampen Strategic Growth	872	$6.03	$5,261	0.05%	16.96%
Van Kampen Enterprise	603	$7.54	$4,546	0.40%	12.68%
Van Kampen Comstock	1,383	$18.99	$26,257	1.70%	-2.04%
Van Kampen Growth & Income	1,110	$17.41	$19,319	1.56%	2.80%
Van Kampen Aggressive Growth II	135	$6.88	$926	0.00%	17.60%
Van Kampen UIF Equity & Income II	646	$16.33	$10,552	1.82%	3.36%
Van Kampen Government II	223	$11.88	$2,653	3.95%	7.02%
Lord Abbett Growth & Income	1,071	$15.13	$16,209	1.25%	3.44%
Lord Abbett Bond Debenture	687	$15.60	$10,718	6.35%	6.19%
Lord Abbett Mid Cap Value	864	$16.06	$13,871	0.45%	0.58%
Lord Abbett Growth Opportunities	130	$18.21	$2,369	0.00%	21.28%
Lord Abbett America's Value	392	$17.61	$6,907	3.22%	3.16%
Fidelity VIP II Index 500 SC	315	$12.31	$3,878	3.39%	5.34%
Fidelity VIP Growth Port SC	145	$11.19	$1,627	0.59%	26.87%
Fidelity VIP II Contrafund SC	520	$18.31	$9,515	0.98%	17.51%
Fidelity Mid Cap SC	107	$19.01	$2,038	0.73%	15.49%
Fidelity Equity Income SC	120	$14.32	$1,718	2.06%	1.42%
Fidelity Investment Grade Bonds SC	90	$11.57	$1,030	2.95%	4.21%
Franklin Flex Cap Growth Securities	28	$11.52	$318	0.09%	14.32%
Franklin Income Securities	369	$11.82	$4,350	3.22%	3.76%
Franklin Rising Dividend Securities	116	$10.78	$1,239	2.15%	-2.69%
Franklin Small-Mid Cap Growth Securities	59	$11.16	$659	0.00%	11.24%
Franklin US Government	19	$10.53	$199	0.00%	4.77	%(a)
Templeton Foreign Securities	166	$13.13	$2,178	1.91%	15.46%
Templeton Growth Securities	325	$11.82	$3,838	1.25%	2.35%
Templeton Global Income Securities	39	$10.80	$421	0.09%	6.14	%(a)
Mutual Shares Securities	543	$11.57	$6,276	1.35%	3.48%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2007

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2006			For the Year Ended December 31, 2006
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	588	$22.26	$13,082	1.77%	22.63%
Goldman Sachs International Equity	486	$20.44	$9,929	1.75%	22.10%
Goldman Sachs Structured Small Cap Equity	271	$32.18	$8,715	0.68%	12.27%
Goldman Sachs Structured U.S. Equity	483	$24.45	$11,802	1.08%	12.89%
Goldman Sachs Capital Growth	436	$23.39	$10,210	0.13%	8.56%
Goldman Sachs Mid Cap Value Fund	146	$15.88	$2,320	1.11%	16.16%
Calvert Social Small Cap Growth	2	$16.01	$31	0.00%	0.79%
Calvert Social Balanced	9	$17.23	$164	2.13%	8.77%
MFS Emerging Growth IC	283	$16.67	$4,712	0.00%	7.89%
MFS Research IC	385	$16.35	$6,291	0.50%	10.48%
MFS Investors Trust IC	403	$16.42	$6,616	0.49%	12.99%
MFS Total Return IC	625	$21.29	$13,315	2.25%	11.89%
MFS New Discovery IC	130	$18.97	$2,467	0.00%	13.22%
MFS Utility IC	144	$22.40	$3,234	1.91%	31.26%
MFS Investors Growth Stock IC	330	$7.28	$2,403	0.00%	7.58%
Oppenheimer Mid Cap/VA	258	$17.49	$4,519	0.00%	2.96%
Oppenheimer Capital Appreciation/VA	507	$20.14	$10,213	0.36%	7.95%
Oppenheimer Main Street/VA	552	$17.11	$9,439	1.11%	15.02%
Oppenheimer Money Fund/VA	3,019	$1.45	$4,386	4.55%	4.73%
Oppenheimer Strategic Bond/VA	436	$18.04	$7,872	4.02%	7.49%
Oppenheimer Global Securities/VA	392	$25.27	$9,906	0.92%	17.69%
Oppenheimer High Income/VA	123	$14.60	$1,801	7.07%	9.42%
Van Eck WW Real Estate Fund	1	$34.47	$24	1.54%	30.92%
Van Kampen Strategic Growth	936	$5.16	$4,826	0.00%	2.86%
Van Kampen Enterprise	637	$6.69	$4,257	0.42%	7.08%
Van Kampen Comstock	1,278	$19.39	$24,777	1.33%	16.28%
Van Kampen Growth & Income	1,107	$16.93	$18,744	1.11%	16.23%
Van Kampen Aggressive Growth II	124	$5.85	$727	0.00%	4.92%
Van Kampen UIF Equity & Income II	520	$15.80	$8,224	1.12%	12.58%
Van Kampen Government II	152	$11.10	$1,688	3.99%	3.11%
Fidelity VIP II Index 500 SC	304	$11.69	$3,551	1.48%	15.61%
Fidelity VIP Growth Port SC	133	$8.82	$1,171	0.24%	6.73%
Fidelity VIP II Contrafund SC	380	$15.58	$5,926	1.19%	11.59%
Fidelity Mid Cap SC	78	$16.46	$1,287	0.19%	12.59%
Fidelity Equity Income SC	72	$14.12	$1,024	3.19%	20.08%
Fidelity Investment Grade Bonds SC	49	$11.10	$544	2.56%	4.30%
Lord Abbett Growth & Income	1,044	$14.63	$15,279	1.32%	17.27%
Lord Abbett Bond Debenture	638	$14.69	$9,378	6.50%	9.33%
Lord Abbett Mid Cap Value	789	$15.96	$12,599	0.56%	12.23%
Lord Abbett Growth Opportunities	115	$15.02	$1,733	0.00%	7.89%
Lord Abbett America's Value	315	$17.07	$5,376	2.87%	14.55%
Franklin Flex Cap Growth Securities	5	$10.07	$50	0.00%	1.28	%(a)
Franklin Income Securities	78	$11.39	$883	0.33%	12.16	%(a)
Franklin Rising Dividend Securities	37	$11.07	$414	0.09%	8.71	%(a)
Franklin Small-Mid Cap Growth Securities	15	$10.06	$147	0.00%	0.73	%(a)
Templeton Foreign Securities	51	$11.37	$584	0.12%	9.52	%(a)
Templeton Growth Securities	88	$11.55	$1,018	0.16%	11.62	%(a)
Mutual Shares Securities	131	$11.19	$1,460	0.12%	10.25	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2006

	As of December 31, 2005			For the Year Ended December 31, 2005
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Growth & Income	549	$18.15	$9,953	1.75%	3.93%
Goldman Sachs International Equity	437	$16.74	$7,309	0.34%	13.70%
Goldman Sachs CORE Small Cap Equity	264	$28.66	$7,572	0.25%	6.07%
Goldman Sachs CORE U.S. Equity	501	$21.66	$10,854	0.81%	6.51%
Goldman Sachs Capital Growth	446	$21.55	$9,597	0.15%	2.94%
Goldman Sachs Mid Cap Value Fund	88	$13.67	$1,209	0.95%	12.83%
Calvert Social Small Cap Growth	5	$15.88	$85	0.00%	-9.17%
Calvert Social Balanced	15	$15.84	$232	1.35%	5.65%
MFS Emerging Growth	297	$15.45	$4,590	0.00%	9.19%
MFS Research	399	$14.80	$5,904	0.48%	7.80%
MFS Investors Trust	417	$14.53	$6,066	0.55%	7.31%
MFS Total Return	545	$19.03	$10,358	1.92%	2.82%
MFS New Discovery	139	$16.76	$2,321	0.00%	5.25%
MFS Utility	122	$17.06	$2,088	0.57%	16.84%
MFS Investors Growth Stock	349	$6.77	$2,360	0.34%	4.49%
Oppenheimer Aggresive Growth	257	$16.99	$4,358	0.00%	12.33%
Oppenheimer Capital Appreciation	521	$18.66	$9,717	0.90%	5.10%
Oppenheimer Main Street Growth & Income	556	$14.87	$8,265	1.34%	5.98%
Oppenheimer Money Fund	3,434	$1.39	$4,665	2.82%	2.83%
Oppenheimer Strategic Bond	431	$16.78	$7,235	4.38%	2.67%
Oppenheimer Global Securities	327	$21.47	$7,010	0.95%	14.31%
Oppenheimer High Income	108	$13.34	$1,436	6.21%	2.31%
Van Eck WW Real Estate Fund	1	$26.33	$20	2.15%	21.01%
Van Kampen Emerging Growth	905	$5.01	$4,539	0.25%	7.93%
Van Kampen Enterprise	671	$6.25	$4,188	0.70%	8.15%
Van Kampen Comstock	1,074	$16.67	$17,892	1.10%	4.37%
Van Kampen Growth & Income	1,006	$14.57	$14,644	1.05%	9.99%
Van Kampen Aggressive Growth II	96	$5.58	$536	0.00%	11.11%
Van Kampen UIF Equity & Income II	374	$14.04	$5,235	0.65%	7.38%
Van Kampen Government Portfolio II	130	$10.76	$1,394	3.42%	3.28%
Fidelity Index 500	279	$10.11	$2,818	1.48%	4.71%
Fidelity Growth	120	$8.26	$989	0.35%	5.67%
Fidelity Contrafund	237	$13.96	$3,306	0.16%	16.85%
Fidelity Mid Cap	32	$14.62	$471	0.00%	18.20%
Fidelity Equity Income	42	$11.76	$488	0.38%	5.76%
Fidelity Investment Grade Bonds	25	$10.64	$261	1.72%	2.08%
Lord Abbett Growth & Income	961	$12.47	$11,972	1.06%	3.25%
Lord Abbett Bond Debenture	544	$13.44	$7,313	5.48%	1.31%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2005			For the Year Ended December 31, 2005
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Lord Abbett Mid Cap Value	658	$14.22	$9,366	0.51%	8.22%
Lord Abbett Growth Opportunities	78	$13.92	$1,084	0.00%	4.62%
Lord Abbett America's Value	223	$14.90	$3,309	2.73%	3.78%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk
Charge To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month

Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$0.01 - $202.99 per thousand of net amount at risk per month or 0.046% to 0.054% of policy value per month up to a maximum of the guaranteed COI

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

7.  EXPENSES — (Continued)

Expense Type	Range
Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month

Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month

Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month

Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.82 per thousand per month

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

7.  EXPENSES — (Continued)

Expense Type	Range
Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policy holders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $9.3 million at December 31, 2009.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2009, and through the financial statement issuance date of April 23, 2010. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Share Owner of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the "Company") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for the recognition and presentation of other-than-temporary-impairments effective January 1, 2009. Additionally, the Company changed its measurement and disclosures related to the determination of fair value effective January 1, 2008, and its methods of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, uncertainty in income taxes, certain hybrid financial instruments, and the servicing of financial assets, effective January 1, 2007.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
March 31, 2010

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,674,680	$2,679,449	$2,723,208
Reinsurance ceded	(1,509,036)	(1,568,770)	(1,585,399)
Net of reinsurance ceded	1,165,644	1,110,679	1,137,809
Net investment income	1,603,063	1,618,214	1,613,803
Realized investment (losses) gains:
Derivative financial instruments	(176,880)	116,592	(274)
All other investments	303,709	(280,667)	4,804
Other-than-temporary impairment losses	(227,587)	(311,579)	—
Portion of loss recognized in other comprehensive income (before taxes)	47,696	—	—
Net impairment losses recognized in earnings	(179,891)	(311,579)	—
Other income	212,443	85,092	85,759
Total revenues	2,928,088	2,338,331	2,841,901
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2009 — $1,430,621; 2008 — $1,492,392; 2007 — $1,540,744)	1,960,046	1,961,737	1,880,017
Amortization of deferred policy acquisition costs and value of business acquired	320,357	206,497	269,639
Other operating expenses, net of reinsurance ceded: (2009 — $212,393; 2008 — $221,143; 2007 — $265,623)	222,651	256,470	296,289
Total benefits and expenses	2,503,054	2,424,704	2,445,945
Income (loss) before income tax	425,034	(86,373)	395,956
Income tax (benefit) expense
Current	(55,885)	7,798	(47,305)
Deferred	203,448	(40,013)	190,828
Total income tax (benefit) expense	147,563	(32,215)	143,523
Net income (loss)	$277,471	$(54,158)	$252,433

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(Dollars In Thousands)
Assets
Investments:
Fixed maturities, at fair market value (amortized cost: 2009 — $23,190,949; 2008 — $23,052,830)	$22,795,260	$20,068,600
Equity securities, at fair market value (cost: 2009 — $240,764; 2008 — $316,487)	235,124	260,495
Mortgage loans	3,870,587	3,839,925
Investment real estate, net of accumulated depreciation (2009 — $615; 2008 — $453)	7,347	7,510
Policy loans	794,276	810,933
Other long-term investments	216,189	436,777
Short-term investments	1,039,947	1,048,327
Total investments	28,958,730	26,472,567
Cash	162,858	127,809
Accrued investment income	280,467	278,846
Accounts and premiums receivable, net of allowance for uncollectible amounts (2009 — $5,130; 2008 — $5,137)	44,786	44,877
Reinsurance receivables	5,239,852	5,175,228
Deferred policy acquisition costs and value of business acquired	3,625,271	4,147,068
Goodwill	93,068	96,166
Property and equipment, net of accumulated depreciation (2009 — $121,948; 2008 — $116,677)	35,823	38,004
Other assets	402,062	409,641
Income tax receivable	122,208	78,484
Deferred income tax	—	362,533
Assets related to separate accounts
Variable annuity	2,948,457	2,027,470
Variable universal life	316,007	242,944
Total Assets	$42,229,589	$39,501,637
Liabilities
Policy liabilities and accruals
Future policy benefits and claims	$17,326,759	$17,007,883
Unearned premiums	1,176,422	1,200,260
Total policy liabilities and accruals	18,503,181	18,208,143
Stable value product account balances	3,581,150	4,960,405
Annuity account balances	9,911,040	9,357,427
Other policyholders' funds	514,952	420,946
Other liabilities	644,663	857,972
Deferred income taxes	577,349	—
Non-recourse funding obligations	1,555,000	1,505,000
Liabilities related to separate accounts
Variable annuity	2,948,457	2,027,470
Variable universal life	316,007	242,944
Total liabilities	38,551,799	37,580,307
Commitments and contingencies — Note 11
Shareowners' equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2009 and 2008 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,361,734	1,226,734
Note receivable from PLC Employee Stock Ownership Plan	—	(853)
Retained earnings	2,579,504	2,302,033
Accumulated other comprehensive income (loss):
Net unrealized (losses) on investments, net of income tax: (2009 — $(118,243); 2008 — $(858,022))	(219,121)	(1,564,824)
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2009 — $(16,694); 2008 — $0)	(31,002)	—
Accumulated (loss) — hedging, net of income tax: (2009 — $(10,182); 2008 — $(25,980))	(18,327)	(46,762)
Total shareowners' equity	3,677,790	1,921,330
Total liabilities and shareowners' equity	$42,229,589	$39,501,637

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNERS' EQUITY

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains / (Losses) on Investments	Accumulated Gain / (Loss) Hedging	Total Share Owners' Equity
	(Dollars In Thousands)
Balance, December 31, 2006	$2	$5,000	$1,114,269	$(1,995)	$2,100,404	$41,772	$(5,954)	$3,253,498
Net income for 2007					252,433			252,433
Change in net unrealized gains/ losses on investments (net of income tax — $(46,909))						(84,268)		(84,268)
Reclassification adjustment for amounts included in net income (net of income tax — $(1,536))						(2,759)		(2,759)
Change in accumulated gain (loss) hedging (net of income tax — $(2,650))							(4,778)	(4,778)
Reclassification adjustment for hedging amounts included in net income (net of income tax — $(828))							(1,490)	(1,490)
Comprehensive income for 2007								159,138
Capital contributions			6,727					6,727
Cumulative effect adjustments					1,884			1,884
Decrease in note receivable from PLC ESOP				550				550
Balance, December 31, 2007	$2	$5,000	$1,120,996	$(1,445)	$2,354,721	$(45,255)	$(12,222)	$3,421,797
Net loss for 2008					(54,158)			(54,158)
Change in net unrealized gains/ losses on investments (net of income tax — $(940,699))						(1,715,790)		(1,715,790)
Reclassification adjustment for investment amounts included in net income (net of income tax — $107,868)						196,221		196,221
Change in accumulated gain (loss) hedging (net of income tax — $(20,085))							(36,135)	(36,135)
Reclassification adjustment for hedging amounts included in net income (net of income tax — $877)							1,595	1,595
Comprehensive loss for 2008								(1,608,267)
Capital contributions			105,738					105,738
Cumulative effect adjustments					1,470			1,470
Decrease in note receivable from PLC ESOP				592				592
Balance, December 31, 2008	$2	$5,000	$1,226,734	$(853)	$2,302,033	$(1,564,824)	$(46,762)	$1,921,330
Net income for 2009					277,471			277,471
Change in net unrealized gains/ losses on investments (net of income tax — $683,454)						1,241,296		1,241,296
Reclassification adjustment for investment amounts included in net income (net of income tax — $56,325)						104,407		104,407
Change in net unrealized gains/ losses relating to other-than- temporary impaired investments for which a a portion has been recognized in earnings (net of income tax — $(16,694))						(31,002)		(31,002)
Change in accumulated gain (loss) hedging (net of income tax — $15,502)							27,904	27,904
Reclassification adjustment for hedging amounts included in net income (net of income tax — $295)							531	531
Comprehensive loss for 2009								1,620,607
Capital contributions			135,000					135,000
Decrease in note receivable from PLC ESOP				853				853
Balance, December 31, 2009	$2	$5,000	$1,361,734	$—	$2,579,504	$(250,123)	$(18,327)	$3,677,790

See Notes to Consolidated Financial Statement

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Cash flows from operating activities
Net income (loss)	$277,471	$(54,158)	$252,433
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	53,062	475,654	(4,530)
Amortization of deferred policy acquisition costs and value of business acquired	320,357	206,497	269,639
Capitalization of deferred policy acquisition costs	(397,963)	(383,611)	(411,987)
Depreciation expense	7,712	10,584	10,608
Deferred income tax	65,703	59,223	183,271
Accrued income tax	(43,724)	61,609	(14,238)
Interest credited to universal life and investment products	993,245	1,043,676	1,010,944
Policy fees assessed on universal life and investment products	(586,842)	(575,128)	(570,420)
Change in reinsurance receivables	(64,624)	(141,480)	(436,932)
Change in accrued investment income and other receivables	(1,530)	29,099	85,104
Change in policy liabilities and other policyholders' funds of traditional life and health products	242,165	361,934	453,376
Trading securities:
Maturities and principal reductions of investments	562,758	443,941	370,042
Sale of investments	908,466	1,329,350	1,816,728
Cost of investments acquired	(856,223)	(1,763,347)	(2,244,453)
Other net change in trading securities	(144,838)	(38,217)	239,731
Change in other liabilities	(106,983)	(79,532)	14,985
Other income — surplus note repurchase	(132,262)	—	—
Other, net	125,661	(197,594)	(148,422)
Net cash provided by operating activities	1,221,611	788,500	875,879
Cash flows from investing activities
Investments available-for-sale:
Maturities and principal reductions of investments	2,388,691	1,874,173	1,372,856
Sale of investments	1,665,127	2,885,176	2,264,220
Cost of investments acquired	(4,495,508)	(5,664,258)	(4,673,277)
Mortgage loans:
New borrowings	(288,764)	(894,528)	(900,739)
Repayments	256,189	328,006	484,513
Change in investment real estate, net	293	509	34,809
Change in policy loans, net	16,657	7,347	21,222
Change in other long-term investments, net	(54,126)	41,674	(34,200)
Change in short-term investments, net	118,167	(112,407)	(121,641)
Purchase of property and equipment	(8,408)	(6,749)	(12,752)
Sales of property and equipment	—	408	—
Net cash used in investing activities	(401,682)	(1,540,649)	(1,564,989)
Cash flows from financing activities
Net proceeds from securities sold under repurchase agreements	—	—	(16,949)
Payments on liabilities related to variable interest entities	—	—	(20,395)
Issuance of non-recourse funding obligations	850,000	130,000	950,000
Payments to retire non-recourse funding obligations	(667,738)	—	—
Capital contributions	135,000	13,010	6,727
Investments product deposits and change in universal life deposits	2,590,081	5,287,343	3,429,793
Investment product withdrawals	(3,675,247)	(4,588,354)	(3,555,442)
Other financing activities, net	(16,976)	(68,548)	(35,536)
Net cash (used in) provided by financing activities	(784,880)	773,451	758,198
Change in cash	35,049	21,302	69,088
Cash at beginning of period	127,809	106,507	37,419
Cash at end of period	$162,858	$127,809	$106,507

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange (symbol: PL). The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 18, Statutory Reporting Practices and Other Regulatory Matters).

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which we hold a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment fair values and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of investment securities

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of asset-backed securities ("ABS"), collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cast, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, along with an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities is recognized in other comprehensive income as a non-credit portion of the recognized other-than-temporary impairment. When calculating the post impairment cost for residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

For the year ended December 31, 2009, the Company recorded other-than-temporary impairments of investments of $179.9 million due to credit-related factors, resulting in a charge to earnings. Additionally, we recognized $47.7 million of non-credit losses in other comprehensive income for the securities where an other-than-temporary impairment was recorded. Other-than-temporary impairments of $311.6 million were recognized for the year ended December 31, 2008. For more information on impairments, refer to Note 4, Investment Operations.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued but not presented to banks for payment may create negative book cash balances. Such negative balances are included in other liabilities and were $4.3 million and $21.3 million as of December 31, 2009 and 2008, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The costs that vary with and are primarily related to the production of new business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Based on the Accounting Standards Codification ("ASC" or "Codification") Financial Services-Insurance Topic, the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.5% to 12.0%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, using guidance from ASC Investments-Debt and Equity Securities Topic, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company amortizes VOBA in proportion to gross premiums for traditional life products and in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 7.75%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	As of December 31,
	2009	2008
	(Dollars In Thousands)
Home office building	$56,721	$56,278
Data processing equipment	51,945	48,962
Other, principally furniture and equipment	49,105	49,441
	157,771	154,681
Accumulated depreciation	(121,948)	(116,677)
	$35,823	$38,004

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying Consolidated Statements of Income (Loss).

Stable Value Product Account Balances

The Company sells guaranteed funding agreements ("GFAs") to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. During 2003, the Company registered a funding agreement-backed notes program with the United States Securities and Exchange Commission (the "SEC"). Through this program, the Company was able to offer notes to both institutional and retail investors. As a result of the strong sales of these notes since their introduction in 2003, the amount available under this program was increased by $4 billion in 2005 through a second registration. In February of 2009, the Company updated the second registration in accordance with applicable SEC rules and such updated registration provides for the sale of the unsold portion of notes previously registered under the program. The segment's funding agreement-backed notes complement the Company's overall asset/liability management in that the terms of the funding agreements may be tailored to the needs of PLC as the seller of the funding agreements, as opposed to solely meeting the needs of the buyer.

In addition, the Company markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, to the Federal Home Loan Bank ("FHLB"), and money market funds.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

GICs are contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2009 and 2008, the Company had $2.5 billion and $3.1 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years. As of December 31, 2009, future maturities of stable value products, excluding interest, were $1.1 billion in 2010, $1.5 billion in 2011-2012, $0.5 billion in 2013-2014, and $0.5 billion after 2014.

Derivative Financial Instruments

The Company records its derivative instruments on the balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP which requires that all derivative instruments be recognized in the balance sheet at fair value. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffective in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "realized investment gains (losses) — derivative financial instruments". For additional information, see Note 20, Derivative Financial Instruments.

Insurance liabilities and reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed minimum withdrawal benefits

The Company also establishes liabilities for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity products. GAAP requires the GMWB liability to be marked-to-market using current implied

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, the Company's nonperformance risk measure, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In the first quarter of 2009, the assumption for long term volatility used for projection purposes was updated to reflect recent market conditions. During 2009, the liability calculation was also changed to reflect a rate increase for certain GMWB policyholders. As of December 31, 2009, our net GMWB liability held was $13.8 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to its operating segments (which are considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on our judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2009 and 2008, the Company evaluated its goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2009, the Company had goodwill of $93.1 million.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the marking to market value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

The Company's tax returns, except for Protective Life Insurance Company of New York which files separately, are included in PLC's consolidated U.S. income tax return.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Policyholder Liabilities, Revenues and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2009, range from approximately 5.0% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2009	2008	2007
	(Dollars In Thousands)
Balance beginning of year	$218,571	$237,669	$167,757
Less: reinsurance	111,451	113,011	59,654
Net balance beginning of year	107,120	124,658	108,103
Incurred related to:
Current year	471,632	381,146	447,752
Prior year	36,228	50,123	(13,619)
Total incurred	507,860	431,269	434,133
Paid related to:
Current year	411,898	396,438	360,308
Prior year	52,165	52,289	57,270
Total paid	464,063	448,727	417,578
Other changes:
Acquisition and reserve transfers	—	(80)	—
Net balance end of year	150,917	107,120	124,658
Add: reinsurance	148,680	111,451	113,011
Balance end of year	$299,597	$218,571	$237,669

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 3.0% to 12.6% and investment products ranged from 3.0% to 7.25% in 2009.

The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2009, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2009, the GMDB liability balance equals zero.

The Company also establishes liabilities for GMWB on its variable annuity products. The methods used to estimate the liabilities employ assumptions, about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2009, the GMWB liability balance was $13.8 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, residual value insurance, guaranteed asset protection ("GAP"), credit-related coverages, and inventory protection products. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance

The Company uses reinsurance extensively in certain of its segments. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — The Company accounts for reinsurance under the ASC Financial Services-Insurance Topic.

The Company's traditional life insurance products are subject to requirements under the ASC Financial Services-Insurance Topic and the recognition of the impact of reinsurance costs on the Company's financial statements is in line with the requirements of that standard. Ceded premiums are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company's short duration insurance contracts (primarily issued through the Asset Protection segment) are also subject to requirements under the ASC Financial Services-Insurance Topic and the recognition of the impact of reinsurance costs on the Company's financial statements are in line with the requirements of that standard. Reinsurance allowances include such acquisition costs as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

The Company's universal life ("UL"), variable universal life, bank-owned life insurance ("BOLI"), and annuity products are subject to requirements under the ASC Financial Services-Insurance Topic and the recognition of the impact of reinsurance costs on the Company's financial statements are in line with the requirements of that standard. Ceded premiums and policy fees reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is consistent with GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is a separately negotiated agreement. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2009, and through March 31, 2010, the date we filed our consolidated financial statements with the SEC. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2009-01 — Generally Accepted Accounting Principles and Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 168"). In June of 2009, the FASB issued SFAS No. 168 (effective July 1, 2009) to replace FASB Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 162") and authorize the ASC as the new source for authoritative GAAP and ends the practice of FASB issuing standards in the familiar forms. On July 1, 2009, the FASB implemented the ASC as the authoritative source, along with SEC guidance, for GAAP through issuance of ASU 2009-01. The FASB will no longer issue Statements of Financial Accounting Standards, but rather will issue Updates that will provide background information about the amended guidance along with a basis for conclusions regarding the change. These Updates will amend the ASC to reflect the new guidance issued by the FASB. The Company implemented the use of the ASC in the third quarter of 2009. The ASC changed the way the Company will reference authoritative accounting literature in its filings. The recently adopted standards are now part of the ASC. Accounting standards not yet adopted will consist of Updates as well as Statements issued before July 1, 2009, which are not yet effective.

ASU No. 2009-05 — Fair Value Measurements and Disclosures — Measuring Liabilities at Fair Value. In August of 2009, FASB issued ASU No. 2009-05 — Fair Value Measurements and Disclosures — Measuring Liabilities at Fair Value. This Update provides amendments to Subtopic 820-10, Fair Value Measurements and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Disclosures, for the fair value measurement of liabilities. This Update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following techniques: 1) a valuation technique that uses the quoted price of the identical liability when traded as an asset and/or quoted prices for similar liabilities when traded as assets; 2) another valuation technique that is consistent with the principles of Topic 820. This Update is effective for the Company on September 30, 2009. This Update did not have a material impact on the Company's consolidated results of operations or financial position.

ASU No. 2009-06 — Income Taxes — Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. In September of 2009, FASB issued ASU No. 2009-06 — Income Taxes — Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. This Update provides implementation guidance related to uncertainty in income tax reporting. This Update is effective for the Company on September 30, 2009. Based on our initial review of the Update, no changes in current practice are required. This Update did not have an impact on the Company's consolidated results of operations or financial position.

ASU No. 2009-12 — Fair Value Measurements and Disclosures — Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). In September of 2009, FASB issued ASU No. 2009-12 — Fair Value Measurements and Disclosures — Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). This Update provides amendments to Subtopic 820-10, Fair Value Measurements and Disclosures, for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). This Update permits the use of a practical expedient when determining the net asset value. If the practical expedient is used, increased disclosures are required. This Update became effective for the Company as of December 31, 2009. This Update did not have an impact on the Company's consolidated results of operations or financial position.

ASU No. 2010-01 — Equity — Accounting for Distributions to Shareholders with Components of Stock and Cash. In January of 2010, FASB issued ASU No. 2010-01 — Equity — Accounting for Distributions to Shareholders with Components of Stock and Cash. This Update modifies guidance related to stock dividends. The amendments in this Update affect entities that declare dividends to shareholders that may be paid in cash or shares at the election of the shareholders with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate. Such a scenario is common for real estate investments trusts, but the amendments in this Update apply to other kinds of entities as well. This Update became effective as of December 31, 2009, for the Company. Based on the Company's initial review this Update will not have a material impact on the Company's consolidated results of operations or financial position.

ASU No. 2010-09 — Subsequent Events — Amendments to Certain Recognition and Disclosure Requirements. In February of 2010, FASB issued ASU No. 2010-09 — Subsequent Events — Amendments to Certain Recognition and Disclosure Requirements, to amend disclosures related to events occurring subsequent to year end. The amendment removes the requirement for an SEC filer to disclose a date through which subsequent events were evaluated in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of GAAP. Additionally, the FASB clarified that if the financial statements have been revised, then an entity that is not an SEC filer should disclose both the date that the financial statements were issued or available to be issued and the date the revised financial statements were issued or available to be issued. The amendment removes potential conflicts with SEC guidance. The adoption of this guidance did not have a material impact on the Company's consolidated results of operations or financial position.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

In December of 2007, the FASB revised the authoritative guidance for business combinations, which establishes principles and requirements for how the acquirer in a business combination (i) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, (ii) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and (iii) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This guidance impacts the annual goodwill impairment test associated with acquisitions that close both before and after the effective date. This guidance applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance did not have an impact to the Company's consolidated results of operations or financial position. The Company will apply this guidance as reflected in the ASC to future business combinations.

In December of 2007, the FASB issued guidance that applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary. This guidance was effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that was, January 1, 2009, for entities with calendar year-ends). The adoption of this guidance did not have an impact on the Company's consolidated results of operations or financial position.

In March of 2008, the FASB issued guidance that requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments and related hedged items are accounted for under the ASC Derivatives and Hedging Topic. This guidance was effective for fiscal years and interim periods beginning after November 15, 2008. This guidance did not require any changes to current accounting. The Company adopted this guidance on January 1, 2009.

In February of 2008, the FASB issued guidance on accounting for a transfer of a financial asset and a repurchase financing, which is not directly addressed by GAAP. This guidance was effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The guidance became effective for the Company on January 1, 2009. The Company will apply this guidance to future transfers of financial assets and repurchase financing transactions.

In April of 2008, the FASB issued guidance to improve consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset. This guidance was effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The guidance became effective for the Company on January 1, 2009. The adoption of this guidance did not have a significant impact on the Company's consolidated results of operations or financial position.

In May of 2008, the FASB issued guidance that requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This guidance also clarifies GAAP related to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. It also requires expanded disclosures about financial guarantee insurance contracts. This guidance does not apply to financial guarantee insurance contracts that would be within the scope of the ASC Derivatives and Hedging Topic. This guidance was effective for fiscal years and interim periods beginning after December 15, 2008. The guidance became effective for the Company on January 1, 2009. The adoption of this guidance did not have an impact on the Company's consolidated results of operations or financial position.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

In June of 2008, the FASB issued guidance that addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share ("EPS") under the two-class method. The guidance became effective for financial statements issued for fiscal years and interim periods beginning January 1, 2009. The adoption of this guidance did not have an impact on the Company's consolidated results of operations or financial position.

In April of 2009, the FASB issued guidance to provide additional information for estimating fair value in accordance with Fair Value Measurements, located within Fair Value Measurements and Disclosures Topic of the ASC, when the volume and level of activity for the asset or liability have significantly decreased. This guidance also includes information on identifying circumstances which indicate that a transaction is not orderly. This guidance was effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company elected to early adopt the guidance in the first quarter of 2009. The adoption of this guidance did not have a significant impact on the Company's consolidated results of operations or financial position.

In April of 2009, the FASB issued guidance to amend the other-than-temporary impairment guidance in GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments of debt and equity securities in the financial statements. This guidance addresses the timing of impairment recognition and provides greater clarity to investors about the credit and non-credit components of impaired debt securities that are not expected to be sold. Impairments will continue to be measured at fair value with credit losses recognized in earnings and non-credit losses recognized in other comprehensive income. This guidance also requires increased and timelier disclosures regarding measurement techniques, credit losses, and an aging of securities with unrealized losses. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and the Company elected to early adopt the guidance in the first quarter of 2009. The impact of recording a portion of the other-than-temporary impairments in other comprehensive income (loss) resulted in an increase in net income of $31.0 million, after tax, for the year ended December 31, 2009. The adoption of the guidance did not require a cumulative effect adjustment to retained earnings at January 1, 2009, since all other-than-temporary impairments recorded by the Company in prior periods were credit related losses.

In April of 2009, the FASB issued guidance to address concerns for more transparent and timely information in financial reporting by requiring quarterly disclosures about fair value of financial instruments. The guidance relates to fair value disclosures for financial instruments that are not currently reflected on the balance sheet at fair value. This guidance requires qualitative and quantitative information about fair value estimates for all financial instruments not measured at fair value. This guidance became effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company adopted this guidance in the second quarter of 2009. The adoption of this guidance did not have an impact on the Company's consolidated results of operations or financial position.

In May of 2009, the FASB issued guidance that establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In addition, it provides guidance on the circumstances that require entities to recognize events or transactions that occur after the balance sheet date and the types of disclosures that need to be made about them. This guidance is effective for interim or annual reporting periods ending after June 15, 2009. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

guidance became effective for the Company on June 30, 2009. The adoption of this guidance did not have an impact on the Company's consolidated results of operations or financial position.

In December of 2008, the FASB issued guidance that requires additional disclosures related to Postretirement Benefit Plan Assets. This guidance will provide users of financial statements with an understanding of: 1) how investment allocation decisions are made, including the factors that are pertinent to an understanding of investment policies and strategies, 2) the major categories of plan assets, 3) the inputs and valuation techniques used to measure the fair value of plan assets, 4) the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and 5) significant concentrations of risk within plan assets. This guidance does not require any changes to current accounting. The disclosure requirements became effective for the Company for the period ending December 31, 2009. The adoption of this guidance did not have an impact on the Company's consolidated results of operations or financial position.
Accounting Pronouncements Not Yet Adopted

ASU No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. In January of 2010, FASB issued ASU No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. This Update provides amendments to Subtopic 820-10 that requires the following new disclosers. 1) Transfers in and out of Levels 1 and 2. A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) Activity in Level 3 fair value measurements. In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

This Update provides amendments to Subtopic 820-10 that clarifies existing disclosures. 1) Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. 2) Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. This Update also includes conforming amendments to the guidance on employers' disclosures about postretirement benefit plan assets (Subtopic 715-20). The conforming amendments to Subtopic 715-20 change the terminology from major categories of assets to classes of assets and provide a cross reference to the guidance in Subtopic 820-10 on how to determine appropriate classes to present fair value disclosures. This Update is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company is currently evaluating the impact this Update will have on its consolidated results of operations or financial position.

In June of 2009, the FASB issued guidance related to accounting for transfers of financial assets. This guidance improves the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a continuing interest in transferred financial assets. This guidance also eliminates the concept of a qualifying special-purpose entity, changes the requirements for the de-recognition of financial assets, and calls upon sellers of the assets to make additional disclosures about them. This guidance is effective for interim or annual reporting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

periods beginning after November 15, 2009. This guidance will become effective for the Company on January 1, 2010. The Company is currently evaluating the impact this guidance will have on its consolidated results of operations and financial position.

In June of 2009, the FASB issued guidance which amends certain concepts related to variable interest entities. Among other accounting and disclosure requirements, this guidance replaces the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity and the obligation to absorb losses of the entity or the right to receive benefits from the entity. A company has to determine whether or not it should provide consolidated reporting of an entity based upon the entity's purpose and design and the parent company's ability to direct the entity's actions. This guidance is effective for interim or annual reporting periods beginning after November 15, 2009. This guidance will become effective for the Company on January 1, 2010. The guidance will result in the Company consolidating two special purpose trusts used to securitize commercial mortgage loans. The Company estimates the consolidation of these trusts will result in an increase to consolidated assets and liabilities of amounts between $130 million and $180 million; and an increase in consolidated shareowners' equity of less than $50 million. The Company estimates the change in assets will be a result of increased mortgage loan investments of approximately $1.0 billion with a corresponding decrease of fixed maturity investments of approximately $850 million. The estimated net increase in assets will represent the mortgage loans related to the commercial mortgage-backed securities issued by the trust, but held by third parties. The estimated increase of liabilities primarily represents the amounts owed to the third party holders of the commercial-mortgage backed securities. The estimated increase to shareowners' equity represents the impact, net of tax, resulting from differences in accounting for commercial mortgage-backed securities as compared to mortgage loans.

3.  SIGNIFICANT ACQUISTIONS

Chase Insurance Group Acquisition

On July 3, 2006, the Company completed the acquisition contemplated by the Stock Purchase Agreement. Pursuant to that agreement with JP Morgan Chase & Co. ("JPMC") and two of its wholly owned subsidiaries (collectively, the "Sellers"), the Company and its subsidiary West Coast Life Insurance Company purchased from the Sellers the Chase Insurance Group, which consisted of five insurance companies that manufacture and administer traditional life insurance and annuity products and four related non-insurance companies (which collectively are referred to as the "Chase Insurance Group") for a net purchase price of $873.5 million. The Chase Insurance Group historically was headquartered in Elgin, Illinois, and offered primarily level premium term and other traditional life products, as well as fixed and variable annuity products. The Chase Insurance Group's results of operations were included in the Company's consolidated results of operations beginning July 3, 2006.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISTIONS — (Continued)

This transaction was accounted for under the purchase method of accounting prescribed by guidance on business combinations issued by the FASB. This guidance requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The allocation of the $873.5 million aggregate purchase price to the specific identifiable tangible and intangible assets and liabilities is as follows:

Fair Value as of July 3, 2006
(Dollars In Thousands)
ASSETS
Investments	$6,784,023
Policy loans	380,608
Cash	392,493
Accrued investment income	88,069
Accounts and premiums receivable, net	14,342
Reinsurance receivable	1,093,633
Value of business acquired	739,856
Goodwill	32,007
Other assets	25,214
Intangible assets	3,200
Deferred tax asset	13,290
Assets related to separate accounts	110,073
Total assets	9,676,808
LIABILITIES
Policy liabilities and accrual	2,704,790
Annuity account balances	5,528,849
Other policyholders' funds	273,805
Other liabilities	161,309
Accrued income taxes	24,445
Liabilities related to separate accounts	110,073
Total liabilities	8,803,271
NET ASSETS ACQUIRED	$873,537

Immediately after the closing of the acquisition, the Company entered into agreements with Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") and Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, the "Wilton Re Group"), whereby CALIC reinsured 100% of the variable annuity business of the Chase Insurance Group and the Wilton Re Group reinsured approximately 42% of the other insurance business of the Chase Insurance Group. The Company received aggregate ceding commissions of approximately $330.5 million from these transactions.

The $32.0 million of goodwill was assigned to the Acquisitions Segment. $114.5 million of goodwill is expected to be deductible for tax purposes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISTIONS — (Continued)

Certain of the reinsurance agreements with CALIC and the Wilton Re Group are in the form of modified coinsurance ("Modco") agreements. Certain of our investments supporting these agreements, consisting of primarily fixed income securities in designated portfolios, are designated as "trading securities" under GAAP. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are included in net income as realized investment gains (losses) as they occur. These amounts are substantially offset by changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

Western General Acquisition

On July 14, 2006, the Company completed the acquisition of the vehicle extended service contract business of Western General effective as of July 1, 2006. Western General, headquartered in Calabasas, California, is a provider of vehicle service contracts nationally, focusing primarily on the west coast market. In addition, Western General currently provides extended service contract administration for several automobile manufacturers and provides used car service contracts for a publicly-traded national dealership group.

This transaction was accounted for under the purchase method of accounting. Western General's results of operations are included in the Company's consolidated results of operations beginning July 1, 2006. The purchase price for Western General was $33.0 million, and was subject to contingent consideration based on future performance. During 2007, a $4.3 million contingent payment was made related to the purchase of Western General, thereby increasing goodwill.

The fair value of Western General's net assets acquired was $14.2 million. Goodwill of $18.8 million was originally recorded from the excess of purchase price over the fair value of Western General's net assets. This goodwill was allocated to the Asset Protection segment. The Company paid a premium over the fair value of Western General's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the acquisition including, but not limited to, the following:

•  Expanded distribution network

•  Increased geographic presence

•  Broader product portfolio in core product lines

•  Additional administration capabilities

•  Greater size and scale with improved earnings diversification

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISTIONS — (Continued)

FASB guidance on business combinations requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value as of July 1, 2006
(Dollars In Thousands)
ASSETS
Investments	$18,571
Cash	1,873
Accrued investment income	114
Accounts and premiums receivable, net	16,924
Value of business acquired and other intangible assets	12,650
Goodwill	18,813
Property and equipment	450
Other assets	9,990
Income tax receivable	41
Deferred income taxes	2,735
Total assets	82,161
LIABILITIES
Policy liabilities and accrual	39,596
Other liabilities	9,607
Total liabilities	49,203
NET ASSETS ACQUIRED	$32,958

The $18.8 million of goodwill was assigned to the Asset Protection Segment, and of this amount, approximately $10.4 million is expected to be deductible for tax purposes. During 2007, the goodwill amount was increased to $23.1 million as a result of contingent consideration related to the purchase.

4.  INVESTMENT OPERATIONS

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, shareowners' equity or the totals reflected in the accompanying tables.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Fixed maturities	$1,302,630	$1,422,364	$1,287,794
Equity securities	20,699	19,041	1,871
Mortgage loans	249,802	238,062	308,260
Investment real estate	3,666	3,771	3,784
Short-term investments and other	114,026	34,361	100,444
	1,690,823	1,717,599	1,702,153
Investment expenses	87,760	99,385	88,350
	$1,603,063	$1,618,214	$1,613,803

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Fixed maturities	$4,848	$7,427	$(1,605)
Equity securities	14,311	63	5,900
Impairments on fixed maturity securities	(160,319)	(311,579)	—
Impairments on equity securities	(19,572)	—	—
Mark-to-market — Modco trading portfolio	285,178	(290,831)	(989)
Mortgage loans and other investments	(628)	2,674	1,498
	$123,818	$(592,246)	$4,804

For the year ended December 31, 2009, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $41.2 million, and gross realized losses were $196.0 million, including $174.0 million of impairment losses. For the year ended December 31, 2008, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $51.7 million, and gross realized losses were $647.7 million, including $291.9 million of impairment losses. For the year ended December 31, 2007, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $16.2 million, and gross realized losses were $11.9 million.

For the year ended December 31, 2009, the Company sold securities in an unrealized gain position with a market value (proceeds) of $2.2 billion. The gain realized on the sale of these securities was $41.2 million.

For the year ended December 31, 2009, the Company sold securities in an unrealized loss position with a market value (proceeds) of $302.1 million. The loss realized on the sale of these securities was $22.0 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Market Value
	(Dollars In Thousands)
2009
Fixed maturities:
Bonds
Residential mortgage-backed securities	$3,753,105	$30,562	$(425,692)	$3,357,975
Commercial mortgage-backed securities	1,013,074	65,583	(91,639)	987,018
Asset-backed securities	1,140,351	597	(86,221)	1,054,727
U.S. government-related securities	488,488	1,471	(2,997)	486,962
Other government-related securities	403,173	3,807	(609)	406,371
States, municipals, and political subdivisions	351,069	5,740	(6,177)	350,632
Corporate bonds	13,085,287	527,747	(417,861)	13,195,173
	20,234,547	635,507	(1,031,196)	19,838,858
Equity securities	237,552	3,361	(9,001)	231,912
Short-term investments	789,152	—	—	789,152
	$21,261,251	$638,868	$(1,040,197)	$20,859,922
2008
Fixed maturities:
Bonds
Residential mortgage-backed securities	$4,919,728	$15,600	$(792,821)	$4,142,507
Commercial mortgage-backed securities	1,104,733	27,153	(111,686)	1,020,200
Asset-backed securities	1,179,995	257	(108,490)	1,071,762
U.S. government-related securities	89,718	3,564	(1,527)	91,755
Other government-related securities	208	11	(1)	218
States, municipals, and political subdivisions	28,520	1,382	(198)	29,704
Corporate bonds	12,493,436	80,302	(2,097,776)	10,475,962
	19,816,338	128,269	(3,112,499)	16,832,108
Equity securities	313,949	4,362	(60,353)	257,958
Short-term investments	967,960	—	—	967,960
	$21,098,247	$132,631	$(3,172,852)	$18,058,026

As of December 31, 2009 and 2008, the Company had an additional $2.9 billion and $3.2 million, respectively, of fixed maturities, $3.2 million and $80.4 million, respectively, of equities, and $250.8 million and $2.4 million, respectively, of short-term investments classified as trading securities.

The amortized cost and estimated market value of available-for-sale fixed maturities as of December 31, 2009, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Estimated Amortized Cost	Estimated Fair Market Value
	(Dollars In Thousands)
Due in one year or less	$863,919	$859,413
Due after one year through five years	6,547,971	6,335,327
Due after five years through ten years	4,020,994	4,109,579
Due after ten years	8,801,663	8,534,539
	$20,234,547	$19,838,858

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cast, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, along with an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities is recognized in other comprehensive income as a non-credit portion of the recognized other-than-temporary impairment. When calculating the post impairment cost for residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2009, the Company recorded other-than-temporary impairments of investments of $227.6 million. Of the $227.6 million of impairments for the year ended December 31, 2009, $179.9 million was recorded in earnings and $47.7 million was recorded in other comprehensive income (loss). For the year ended December 31, 2009, there was $19.6 million of other-than-temporary impairments related to equity securities and $208.0 million of other-than-temporary impairments related to debt securities.

For the year ended December 31, 2009, other-than-temporary impairments related to debt securities that the Company does not intend to sell and does not expect to be required to sell prior to recovering amortized cost were

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

$177.6 million, with $129.9 million of credit losses recorded on debt securities in earnings and $47.7million of non-credit losses recorded in other comprehensive income (loss). During the same period, other-than-temporary impairments related to debt securities that the Company intends to sell or expects to be required to sell were $30.4 million and were recorded in earnings.

The following chart is a rollforward of credit losses for the year ended December 31, 2009, on debt securities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

For The Year Ended December 31, 2009
(Dollars In Thousands)
Beginning balance	$—
Additions for newly impaired securities	80,195
Additions for previously impaired securities	7,136
Reductions for previously impaired securities due to a change in expected cash flows	(32,451)
Reductions for previously impaired securities that were sold in the current period	(29,687)
Other	(127)
Ending balance	$25,066

The following table includes the Company's investments' gross unrealized losses and fair value that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009:

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$338,297	$(9,744)	$2,334,022	$(415,948)	$2,672,319	$(425,692)
Commercial mortgage-backed securities	2,136	(429)	187,515	(91,210)	189,651	(91,639)
Asset-backed securities	81,331	(2,269)	802,799	(83,952)	884,130	(86,221)
U.S. government-related securities	276,534	(2,993)	54	(4)	276,588	(2,997)
Other government-related securities	161,276	(609)	—	—	161,276	(609)
States, municipalities, and political subdivisions	188,322	(6,140)	456	(37)	188,778	(6,177)
Corporate bonds	1,360,669	(41,265)	3,135,958	(376,596)	4,496,627	(417,861)
Equities	14,948	(841)	88,516	(8,160)	103,464	(9,001)
	$2,423,513	$(64,290)	$6,549,320	$(975,907)	$8,972,833	$(1,040,197)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The residential mortgage-backed securities have a gross unrealized loss greater than 12 months of $415.9 million as of December 31, 2009. These losses relate to a widening in spreads as a result of continued weakness in the residential housing market. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of the investments.

For commercial mortgage-backed securities in an unrealized loss position for greater than 12 months, $90.4 million of the total $91.2 million unrealized loss relates to securities issued in Company-sponsored commercial loan securitizations. These losses relate primarily to market illiquidity as opposed to underlying credit concerns. Factors such as credit enhancements within the deal structures and the underlying collateral performance and characteristics support the recoverability of the investments.

The corporate bonds category has gross unrealized losses greater than 12 months of $376.6 million as of December 31, 2009. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information including the Company's ability and intent to hold these securities to recovery.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold equity investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

The following table includes the Company's investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008:

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$3,239,520	$(694,184)	$231,532	$(98,637)	$3,471,052	$(792,821)
Commercial mortgage-backed securities	218,082	(40,760)	655,282	(70,926)	873,364	(111,686)
Asset-backed securities	958,778	(99,602)	101,903	(8,888)	1,060,681	(108,490)
U.S. government-related securities	17,205	(1,527)	—	—	17,205	(1,527)
Other government-related securities	18	(1)	—	—	18	(1)
States, municipalities, and political subdivisions	1,575	(130)	453	(68)	2,028	(198)
Corporate bonds	5,846,474	(1,010,987)	1,748,585	(1,086,789)	7,595,059	(2,097,776)
Equities	153,469	(59,498)	1,055	(855)	154,524	(60,353)
	$10,435,121	$(1,906,689)	$2,738,810	$(1,266,163)	$13,173,931	$(3,172,852)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

For commercial mortgage-backed securities in an unrealized loss position for greater than 12 months, the total $70.9 million unrealized loss relates to securities issued in Company-sponsored commercial loan securitizations. These losses relate primarily to market illiquidity as opposed to underlying credit concerns. Factors such as credit enhancements within the deal structures and the underlying collateral performance/characteristics support the recoverability of the investments. The corporate bonds category has gross unrealized losses greater than 12 months of $1.1 billion as of December 31, 2008. These losses relate primarily to the widening of credit spreads and fluctuations in treasury rates. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information including our ability and intent to hold these securities to recovery. The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until maturity or until the fair values of the investments have recovered.

As of December 31, 2009, the Company had bonds in its available-for-sale portfolio, which were rated below investment grade of $2.7 billion and had an amortized cost of $3.3 billion. In addition, included in our trading portfolio, the Company held $362.8 million of securities which were rated below investment grade. As of December 31, 2009, approximately $30.5 million of the bonds rated below investment grade were securities issued in Company-sponsored commercial mortgage loan securitizations. Approximately $579.3 million of the below investment grade bonds were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale, is summarized as follows:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Fixed maturities	$1,682,551	$(1,900,992)	$(122,593)
Equity securities	32,728	(39,414)	(1,447)

Certain investments, consisting of fixed maturities, equities, and investment real estate, with a carrying value of $9.6 million were non-income producing for the year ended December 31, 2009.

Included in the Company's invested assets are $794.3 million of policy loans as of December 31, 2009. The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities' market value is monitored on a daily basis. As of December 31, 2009, securities with a market value of $108.4 million were loaned under this program. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in "short-term investments" with a corresponding liability recorded in "other liabilities" to account for its obligation to return the collateral. As of December 31, 2009, the fair market value of the collateral related to this program was $107.6 million, and the Company has an obligation to return $112.0 million of collateral to the securities borrower.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Mortgage Loans

As of December 31, 2009, all of the Company's mortgage loans were commercial loans of which 64.5% were retail, 14.4% were office buildings, 11.3% were apartments, 7.4% were warehouses, and 2.4% were other. The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's leased space represents more than 2.6% of mortgage loans. Approximately 75.8% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	13.1%
Georgia	10.7
Tennessee	8.1
Alabama	7.9
Florida	5.7
South Carolina	5.6
Ohio	4.9
Utah	4.2
North Carolina	4.2
Indiana	3.5
Michigan	2.9
Mississippi	2.5
Pennsylvania	2.5
75.8%

During 2009, the Company funded approximately $233.0 million of new loans, with an average loan size of $5.7 million. The average size mortgage loan in the portfolio as of December 31, 2009 was $2.5 million, and the weighted-average interest rate was 6.24%. The largest single mortgage loan was $34.4 million.

Many of the mortgage loans have call provisions between 3 and 10 years. Assuming the loans are called at their next call dates, approximately $98.8 million would become due in 2010, $933.9 million in 2011 through 2015, $796.9 million in 2016 through 2020, and $281.4 million thereafter.

The Company offers a type of commercial mortgage loan under which it will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2009 and 2008, approximately $808.6 million and $746.2 million, respectively, of the Company's mortgage loans have this participation feature.

As of December 31, 2009 and 2008, the Company's problem mortgage loans and foreclosed properties were $23.1 million and $15.2 million, respectively. Since our mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. As of December 31, 2009 and 2008, the Company had an allowance for mortgage loan credit losses of $1.7 million and $2.2 million, respectively. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESSES ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	For The Year Ended December 31,
	2009	2008
	(Dollars In Thousands)
Balance, beginning of period	$3,167,811	$2,250,793
Capitalization of commissions, sales, and issue expenses	395,636	383,856
Amortization	(281,844)	(160,251)
Change in unrealized investment gains and losses	(599,403)	630,205
Reclass of VOBA	—	44,738
Other	2	18,470
Balance, end of period	$2,682,202	$3,167,811

Value of business acquired

The balances and changes in VOBA are as follows:

	For The Year Ended December 31,
	2009	2008
	(Dollars In Thousands)
Balance, beginning of period	$979,257	$1,088,955
Acquisitions	—	353
Amortization	(36,188)	(65,313)
Reclass of VOBA	—	(44,738)
Balance, end of period	$943,069	$979,257

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2010	$81,278
2011	75,127
2012	69,749
2013	64,334
2014	60,724

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2007	$44,741	$47,838	$92,579
Contingent payment related to prior acquisition	—	611	611
Purchase price adjustments	7,446	—	7,446
Sale of Gulfco Life	—	(291)	(291)
Tax benefit of excess tax goodwill	(4,179)	—	(4,179)
Balance as of December 31, 2008	48,008	48,158	96,166
Contingent payment related to prior acquisition	—	—	—
Purchase price adjustments	—	—	—
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2009	$44,910	$48,158	$93,068

During the year ended December 31, 2009, the Company decreased its goodwill balance by approximately $3.1 million. The decrease was due to an adjustment in the Acquisitions segment related to tax benefits realized during 2009 on the portion of tax goodwill in excess of GAAP basis goodwill. As of December 31, 2009, the Company had an aggregate goodwill balance of $93.1 million.

During the year ended December 31, 2008, the Company increased its goodwill balance by approximately $3.6 million. The increase was due to an increase of $3.3 million in the Acquisitions segment and a $0.3 million increase in the Asset Protection segment. The Acquisitions segment increase reflects the net of a purchase accounting adjustment, which was partially offset by an adjustment related to tax benefits realized during 2008 on the portion of tax goodwill in excess of GAAP basis goodwill. The Asset Protection segment increased by $0.6 million due to a contingent consideration related to the Western General acquisition. This increase was partially offset by a decrease of $0.3 million due to the sale of a small insurance subsidiary during the first quarter of 2008. As of December 31, 2008, the Company had an aggregate goodwill balance of $96.2 million

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to its operating segments (which are considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on our

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  GOODWILL — (Continued)

judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2009 and 2008, the Company evaluated its goodwill and determined that no adjustment to impair goodwill was necessary.

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

In July 2003, the FASB issued guidance that related to the establishment of reserves for benefit guarantees provided under certain long-duration contracts, as well as the accounting for mortality benefits provided in certain universal life products. In addition, it addresses the capitalization and amortization of sales inducements to contract holders.

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve a) return of the highest anniversary date account value, or b) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or c) return of premium. The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 8.5%, mortality at 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 2%-30% (depending on product type and duration), and an average discount rate of 6.5%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying Consolidated Statements of Income (Loss).

The variable annuity separate account balances subject to GMDB were $2.8 billion as of December 31, 2009. The total guaranteed amount payable based on variable annuity account balances as of December 31, 2009, was $411.9 million (including $394.0 million in the Annuities segment and $17.9 million in the Acquisitions segment), with a GMDB reserve of $0.3 million in the Acquisitions segment. These amounts exclude the variable annuity business of the Chase Insurance Group which has been 100% reinsured to CALIC, under a Modco agreement. The guaranteed amount payable associated with these annuities was $57.0 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2009, was 62. Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Beginning balance	$1,205	$598	$2,151
Incurred guarantee benefits	10,193	5,573	27
Less: Paid guarantee benefits	11,056	4,966	1,580
Ending balance	$342	$1,205	$598

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2009	2008
	(Dollars In Thousands)
Equity mutual funds	$2,191,851	$1,511,867
Fixed income mutual funds	616,272	509,948
Total	$2,808,123	$2,021,815

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Deferred asset, beginning of period	$99,132	$67,736	$59,040
Amounts deferred	24,506	45,005	23,514
Amortization	(7,340)	(13,609)	(14,818)
Deferred asset, end of period	$116,298	$99,132	$67,736

8.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2009, the Company had reinsured approximately 66% of the face value of its life insurance in-force. The Company has reinsured approximately 29% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The Company has not experienced any credit losses for the years ended December 31, 2009, 2008, or 2007 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. The Company's maximum retention for newly issued universal life products is $1,000,000. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Millions)
Direct life insurance in-force	$755,263	$754,425	$747,423
Amounts assumed from other companies	19,826	21,183	17,759
Amounts ceded to other companies	(515,136)	(540,561)	(531,985)
Net life insurance in-force	$259,953	$235,047	$233,197
Percentage of amount assumed to net	8%	9%	8%

The following table reflects the effect of reinsurance on life insurance premiums written and earned:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Millions)
Direct premiums	$2,135	$2,139	$2,168
Reinsurance assumed	113	176	186
Reinsurance ceded	(1,350)	(1,473)	(1,483)
Net premiums	$898	$842	$871
Percentage of amount assumed to net	13%	21%	21%

The Company has also reinsured accident and health risks representing $21.9 million, $29.7 million, and $31.0 million of premium income, while the Company has assumed accident and health risks representing $0.1 million, $0.8 million, and $1.5 million of premium income for 2009, 2008, and 2007, respectively. In addition, the Company reinsured property and casualty risks representing $137.1 million, $65.9 million, and $71.4 million of premium income, while the Company assumed property and casualty risks representing $67.5 million, $10.7 million, and $14.2 million of premium income for 2009, 2008, and 2007, respectively.

As of December 31, 2009 and 2008, policy and claim reserves relating to insurance ceded of $5.3 billion and $5.3 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

2009 and 2008, the Company had paid $99.3 million and $110.7 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2009 and 2008, the Company had receivables of $64.2 million and $63.9 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender's Indemnity product line. These bad debt charges followed the bankruptcy filing related to CENTRIX Financial LLC ("CENTRIX"), the originator and servicer of the business, and are the result of the Company's assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The product guarantees to the lender, primarily credit unions, the difference between a value calculated based on the estimated or actual market value of a vehicle and the outstanding balance of a loan in the event the vehicle is repossessed or sold because the loan is in default. The Company ceased offering the Lender's Indemnity product in 2003 with the last policy expiring in 2009. The Company has been actively working to settle its exposure with the various policyholders since 2007. To date, the majority of the Company's exposure has been settled successfully and the Company continues to work to settle the remaining claims. The business was ceded to an affiliate of CENTRIX until the treaty was commuted in 2009 with no net financial impact to the Company.

The Company's third party reinsurance receivables amounted to $5.2 billion and $5.2 billion as of December 31, 2009 and 2008, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2009		2008
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Swiss Re Life & Health America, Inc.	$592.6	A	$557.4	A+
Security Life of Denver Insurance Co.	573.1	A	530.7	A+
Lincoln National Life Insurance Co.	445.6	A+	425.6	A+
Transamerica Life Insurance Co.	429.5	A	407.6	A+
Employers Reassurance Corp.	256.9	A-	314.3	A-
American United Life Insurance Co.	314.1	A	307.5	A
RGA Reinsurance Co.	215.1	A+	213.5	A+
Canada Life Assurance Company	204.3	A+	196.1	A+
Scottish Re (U.S.), Inc.	184.4	E	175.2	E
XL Life Ltd.	173.2	A-	169.5	A-

During 2008, Scottish Re US ("SRUS") received a statutory accounting permitted practice from the Delaware Department of Insurance ("the Department") that in light of decreases in the fair value of the securities in SRUS's qualifying reserve credit trust accounts on business ceded to certain securitization companies, relieved SRUS of the need to receive additional capital contributions. On January 5, 2009, the Department issued an order of supervision (the "Order of Supervision") against SRUS, in accordance with 18 Del. C. §5942, which, among other things, requires the Department's consent to any transaction outside the ordinary course of business, and which, in large part, formalized certain reporting and processes already informally in place between SRUS and the Department. On April 3, 2009, the Department issued an Extended and Amended Order of Supervision against SRUS, which, among other things, clarified that payments made by SRUS to its ceding insurers in

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

satisfaction of claims or other obligations are not subject to the Department's approval, but that any amendments to its reinsurance agreements must be disclosed to and approved by the Department. SRUS continues to promptly pay claims and satisfy its other obligations to our insurance subsidiaries. We cannot predict what changes in the status of SRUS's financial condition may have on our ability to take reserve credit for the business ceded to SRUS. If we were unable to take reserve credit for the business ceded to SRUS, it could have a material adverse impact on both our GAAP and statutory financial condition and results of operations. As of December 31, 2009, we had approximately $184.4 million of GAAP recoverables from SRUS, and $497.2 million of ceded statutory reserves related to SRUS.

Several of the reinsurers noted above were downgraded by a.m. Best during 2009 from A+ (Superior) to A (Excellent). The Company does not believe these downgrades should have a material impact on the reinsurers' ability to fulfill their obligations under our reinsurance agreements. In addition, we continue to receive timely payments from these reinsurers under existing reinsurance arrangements.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

9.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement, the Company has the ability to borrow on an unsecured basis up to a maximum principal amount of $500 million (the "Credit Facility"). The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million. Balances outstanding under the Credit Facility accrue interest at a rate equal to (i) either the prime rate or the London Interbank Offered Rate ("LIBOR"), plus (ii) a spread based on the ratings of PLC's senior unsecured long-term debt. The Credit Agreement provides that the Company is liable for the amount of the Company's obligations for borrowings or letters of credit, and not those of PLC, under the Credit Facility. The maturity date on the Credit Facility is April 16, 2013. PLC had an outstanding balance of $285.0 million at an interest rate of LIBOR plus 0.40% under the Credit Facility as of December 31, 2009. Of this amount, $180.0 million was used by PLC to purchase non-recourse funding obligations issued by a wholly owned special-purpose financial captive insurance company. The Company is not aware of any non-compliance issues with its financial debt covenants of the Credit Facility as of December 31, 2009.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

As of December 31, 2009, Golden Gate Captive Insurance Company ("Golden Gate"), which is wholly owned by the Company, had an outstanding balance under its surplus notes facility (the "Facility") of floating rate surplus notes with an aggregate principal amount of $980.0 million. These notes are direct financial obligations of Golden Gate and are not guaranteed by the Company or PLC. The Notes were issued in order to provide

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEBT AND OTHER OBLIGATIONS — (Continued)

financing for a portion of the statutory reserves associated with a block of life insurance policies. As the block of business ages, unless additional funding mechanisms are put into place, reserving increases will reduce the Company's available statutory capital and surplus. The Company has experienced higher borrowing costs associated with these Surplus Notes.

During the fourth quarter of 2009, Golden Gate repurchased, at a discount, $800 million in aggregate principal amount of its outstanding Series A floating rate surplus notes that were held by third parties. This transaction resulted in a gain, net of deferred issue costs, of $126.3 million. To replace the notes repurchased, Golden Gate issued $800 million of floating rate surplus notes to PLC. As a result of these transactions, PLC is the sole holder of the total $980.0 million of outstanding Golden Gate surplus notes, which is eliminated at the PLC consolidated level.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of non-recourse funding obligations outstanding as of December 31, 2009. These non-recourse funding obligations mature in 2052. The Company does not anticipate having to pursue additional funding related to this block of business; however, it has contingent approval to issue an additional $100 million of obligations if necessary. $275 million of this amount is currently accruing interest at a rate of LIBOR plus 30 basis points. The Company has experienced higher proportional borrowing costs associated with $300 million of its non-recourse funding obligations supporting the business reinsured to Golden Gate II. These higher costs are the result of a higher spread component interest costs associated with the illiquidity of the current market for auction rate securities, as well as a ratings downgrade of its guarantor by certain rating agencies. The current rate associated with these obligations is LIBOR plus 200 basis points, which is the maximum rate the Company, can be required to pay under these obligations.

These non-recourse funding obligations are direct financial obligations of Golden Gate II and are not guaranteed by the Company or PLC. These non-recourse obligations are represented by surplus notes that were issued to fund a portion of the statutory reserves required by Regulation XXX. Under the terms of the surplus notes, the holders of the surplus notes cannot require repayment from PLC, the Company, or any of its subsidiaries, other than Golden Gate II, the direct issuer of the surplus notes, although PLC has agreed to indemnify Golden Gate II for certain costs and obligations (which obligations do not include payment of principal and interest on the surplus notes). In addition, PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions to Golden Gate II or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II.

The Company (including wholly owned and consolidated subsidiaries) has issued a total of approximately $1.6 billion of non-recourse funding obligations as of December 31, 2009. The following table shows the non-recourse funding obligations outstanding as of December 31, 2009, listed by issuer:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$980,000	2037	3.16%
Golden Gate II Captive Insurance Company	575,000	2052	1.56%
Total	$1,555,000

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEBT AND OTHER OBLIGATIONS — (Continued)

Other obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on other obligations, non-recourse funding obligations, and other temporary borrowings was $39.0 million, $67.5 million, and $64.1 million in 2009, 2008, and 2007, respectively. The $28.5 million decrease in interest on other obligations was primarily due to a reduction in LIBOR rates.

10.  COMMERCIAL MORTGAGE SECURITIZATIONS

Retained interests are recorded at fair value and included in securities available for sale. Subsequent adjustments to fair value are recorded through other comprehensive income. During 2008, the Company changed certain assumptions used in its methodology for determining the fair value for retained beneficial interests in commercial mortgage-backed security ("CMBS") holdings related to the Company's sponsored commercial mortgage loan securitizations. Prior to the third quarter, the Company used external broker valuations to determine the fair value of these positions. These valuations were based on the cash flows of the commercial mortgages underlying the notes, as well as observable market spread assumptions for investments with similar coupons and/or characteristics based on the fair value hierarchy criteria, and non-observable assumptions and factors utilizing general market information available as of the valuation date. As of December 31, 2009, the Company still believes that little or no secondary market existed for CMBS holdings similar to those in the Company's portfolio, and additionally, certain of the tranches within the Company's holdings fell below the collapse provision levels in the underlying security agreements. Therefore, the relevant observable inputs from CMBS sales activity could not be obtained for what the Company considered a supportable or appropriate calculation of fair value based on the Company's previous methodology.

As a result of the factors noted and in accordance with the clarifying guidance issued by FASB during 2008, the Company determined the fair value of these CMBS holdings using a combination of external broker valuations and an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loans underlying the notes. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks. The retained interest in the securitized mortgage loans may be subject to prepayment and interest rate risks. The Company believes that this valuation approach provides a more accurate calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

Management will periodically review the historical performance of the mortgage loans and the assumptions used to project future cash flows. Assumptions will be revised if this analysis of past performance and future expectations dictates. The present value of cash flows will then be recalculated based on the revised assumptions. The Company updates these values on a quarterly basis.

2007 Commercial Mortgage Securitization

On December 19, 2007, subsidiaries of the Company entered into agreements providing for the securitization of $1.0 billion of commercial and multifamily real estate mortgage loans. The loans were previously originated by

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

the Company, and were sold to our subsidiary, Protective Finance Corporation ("PFC"), on December 1, 2007. PFC transferred the mortgage loans to a trust fund in exchange for twenty-six classes of pass-through certificates representing, in the aggregate, the entire beneficial interest of the trust fund. The certificates are direct financial obligations of the trust fund and are not guaranteed by the Company, PLC, PFC, or its affiliates.

Pursuant to a Certificate Purchase Agreement dated December 7, 2007 among PFC, the Company, and a third party initial purchaser, PFC sold one class of certificates with a certificate balance of $218.3 million to the initial purchaser, and the initial purchaser resold such certificates in one or more private offerings. The remaining classes of certificates, reflecting a par value of $797.7 million, were transferred from PFC to the Company in exchange for the mortgage loans. During 2007, the Company recorded a $6.8 million loss on the tranche that was sold to an external party. As of December 31, 2007, the Company's retained securities had a fair value of $775.2 million.

Following the mortgage securitization transaction, the Company retained responsibility for servicing the mortgage loans, and, as such, is entitled to receive an ongoing fee. There were no servicing assets or liabilities recorded as the benefits of servicing the assets were adequate to compensate for the servicing responsibilities.

The Company retained an interest in the securitized mortgage loans. These retained interests were initially recognized using their respective allocated cost basis (based on their relative fair value) on the date of transfer. Any gain or loss depends in part on the previous carrying amount of the financial assets involved in the transfer, allocated between the assets sold and the retained interest based on their relative fair value at the date of transfer.

Key assumptions used in measuring the fair value of retained interests at the date of securitization are as follows:

Discount rate	5.4% to 30.0%
Weighted-average life	3.0 to 25.7 years

As of December 31, 2009, the Company held retained beneficial interests of the commercial mortgage loan securitization completed during 2007 with a fair value of $738.3 million. The sensitivity of the fair value to adverse changes of 10% and 20% in the discount rate is as follows:

	Increase in Discount Rate
	10%	20%
	(Dollars In Thousands)
Fair Value Change	$(18,593)	$(49,734)

The sensitivities in the preceding table are hypothetical and as the amounts indicate, changes in fair value based on variations in assumptions cannot be extrapolated because the relationship of the change in assumption to the change in fair value of an interest that continues to be held by the Company is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Key assumptions used in measuring the fair value of retained interests at December 31, 2009, are as follows:

Discount rate	6.7 % to 25.2%
Weighted-average life	1.9 to 25.8 yrs

As of December 31, 2009, the total principal amount outstanding of mortgage loans under securitization and held by the trust was approximately $917.8 million. $5.9 million in loans were more than 60 days delinquent as of December 31, 2009. There were no credit losses for the year ended December 31, 2009.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

Servicing fees received during the year ended December 31, 2009, were $1.4 million. Subservicing and other fees paid during the year were $1.1 million. The Company incurred additional operating expenses related to the servicing of these loans. Interest income received during the year ended December 31, 2009, was $52.8 million.

1996 – 1999 Commercial Mortgage Securitizations

Between 1996 and 1999, the Company securitized $1.4 billion of its mortgage loans. The Company sold the senior tranches while retaining the subordinate tranches. The Company continues to service the securitized mortgage loans.

As of December 31, 2009, the Company held retained beneficial interests of the commercial mortgage loan securitization a fair value of $106.2 million. The sensitivity of the fair value to adverse changes of 10% and 20% in the discount rate is as follows:

	Increase in Discount Rate
	10%	20%
	(Dollars In Thousands)
Fair Value Change	$(3,064)	$(5,107)

The sensitivities in the preceding table are hypothetical and as the amounts indicate, changes in fair value based on variations in assumptions cannot be extrapolated because the relationship of the change in assumption to the change in fair value of an interest that continues to be held by the Company is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Key assumptions used in measuring the fair value of retained interests at December 31, 2009, are as follows:

Discount rate	6.8 % to 6.9%
Weighted-average life	0.4 to 9.3 yrs

The total principal amount outstanding of mortgage loans under securitization was approximately $101.3 million. There were no delinquencies as of December 31, 2009. In addition, there were no credit losses for the year ended December 31, 2009.

Servicing fees received during the year ended December 31, 2009, were $0.2 million. Subservicing and other fees paid during the year were $0.1 million. Interest income received during the year was $10.7 million.

11.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 21 cities including 23,586 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $7.0 million. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2010	$7,045
2011	6,424
2012	5,118
2013	5,096
2014	4,428
Thereafter	6,006

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

Additionally, the Company leases a building contiguous to its home office. The lease extends to January 2014. At the end of the lease term the Company may purchase the building for approximately $75 million. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2010	$693
2011	693
2012	697
2013	695
2014	75,000

As of December 31, 2009 and 2008, the Company had outstanding mortgage loan commitments of $175.2 million at an average rate of 6.34%, and $525.2 million, at an average rate of 6.43%.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, in the ordinary course of business, is involved in such litigation and arbitration. The occurrence of such litigation and arbitration may become more frequent and/or severe when general economic conditions have deteriorated. Although the Company cannot predict the outcome of any such litigation or arbitration, the Company does not believe that any such outcome will have a material impact on its financial condition or results of the operations.

12.  SHAREOWNERS' EQUITY

PLC owns all of the 2,000 shares of preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2009, 2008, and 2007, PL&A paid no dividends to PLC on its preferred stock.

As of December 31, 2009, approximately $1.8 billion of consolidated shareowners' equity, excluding net unrealized gains on investments, represented net assets of the Company and its insurance subsidiaries that cannot be transferred to PLC. In addition, the Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY — (Continued)

expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by the Company in 2010 is estimated to be $704.8 million. In addition, the Company can receive approximately $238.1 million of ordinary dividends from its subsidiaries in 2010.

13.  STOCK-BASED COMPENSATION

A portion of PLC's 401(k) and Stock Ownership Plan ("401(k) Plan") consists of an Employee Stock Ownership Plan ("ESOP"). The ESOP stock was used to match employee contributions to and to provide other employee benefits. During 2009, all outstanding ESOP shares were allocated from the ESOP to employee 401(k) accounts.

PLC, from time to time, reissued treasury shares or bought additional shares of Common Stock in the open market to complete its 401(k) obligations. In addition to the shares allocated to employee 401(k) accounts from the ESOP, PLC reissued from treasury 11,896 shares of Common Stock to the 401(k) Plan during 2008 to complete its 401(k) obligations.

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, and 2008, up to 7,500,000 PLC shares may be issued in payment of awards.

The criteria for payment of performance awards is based primarily upon a comparison of the PLC's average return on average equity over a four-year period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, upon a change in control of PLC) to that of a comparison group of publicly held life and multi-line insurance companies. For the 2008 awards, if PLC's results are below the 25th percentile of the comparison group, no portion of the award is earned. For the 2005-2007 awards, if PLC's results are below the 40th percentile of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of the PLC's Common Stock. No awards were granted for the year ended December 31, 2009.

Performance shares awarded in 2009, 2008, 2007, 2006, and 2005 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2009	—	$—
2008	75,900	2,900
2007	66,100	2,900
2006	136,030	6,500
2005	120,540	4,600

Performance shares are equivalent in value to one share of PLC Common Stock times the award earned percentage payout. In the past, PLC has also issued performance-based stock appreciation rights ("P-SARs.") P-SARs convert to the equivalent of one stock appreciation right ("SARs") if earned times the award percentage payout. The P-SARs, once converted to SARs, expire 10 years after the grant date. As of December 31, 2009, the total outstanding performance shares related to these performance-based plans measured at maximum payouts were 400,835 shares.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

Between 1996 and 2009, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable either five years after the date of grants or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2006	$29.33	1,155,946
SARs granted	43.50	224,400
SARs exercised / forfeited	28.43	(117,642)
Balance at December 31, 2007	31.98	1,262,704
SARs granted	38.45	329,000
SARs exercised / forfeited	32.67	(32,131)
Balance at December 31, 2008	33.33	1,559,573
SARs granted	3.57	915,829
SARs exercised / forfeited	40.16	(6,200)
Balance at December 31, 2009	$22.28	2,469,202

The following table provides information as of December 31, 2009, about equity compensation plans under which PLC'scommon stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2009(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2009(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) as of December 31, 2009(c)
Equity compensation plans approved by shareowners	2,420,818	(1)	$22.28	(3)	3,068,164	(4)
Equity compensation plans not approved by shareowners	382,575	(2)	Not applicable		Not applicable(5)
Total(2)	2,803,393	(1)(2)	$22.28	(3)	3,068,164	(4)(6)

(1)  Includes the following number of shares of common stock with respect to outstanding awards under the LTIP, determined as provided in the LTIP: (a) 1,604,981 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 95,454 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2009); and (c) 404,542 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); and (d) 315,841 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under our Deferred Compensation Plan for Officers.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

(2)  Includes the following number of shares of common stock, determined as provided in the plans described below: (a) 186,474 shares issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Directors Who Are Not Employees of the Company; (b) 87,493 shares issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Officers; and (c) 108,608 shares issuable with respect to stock equivalents pursuant to our Regional Sales Manager Deferred Bonus Plan.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents (a) 3,023,664 shares of common stock available for future issuance under the LTIP; and (b) 44,500 shares of common stock available for future issuance under the Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

(6)  Plus any shares that become issuable under the plans listed in Note (2).

The outstanding SARs as of December 31, 2009, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$22.31	424,628	1	424,628
32.00	360,000	3	360,000
26.49	65,000	4	65,000
41.05	111,700	6	36,700
48.60	38,400	7	28,800
45.70	35,070	7	35,070
43.46	190,575	8	99,225
48.05	3,000	8	1,500
41.12	2,500	8	1,250
38.59	321,000	9	80,250
8.88	1,500	9	375
3.50	910,829	10	—
9.54	5,000	10	—

The SARs issued for the year ended December 31, 2009 and 2008, had estimated fair values at grant date of $0.9 million and $2.2 million, respectively. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2009 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for both the 2009 and 2008 awards) were as follows: expected volatility ranging from 68.5% to 77.2%, a risk-free interest rate ranging from 2.7% to 3.0%, a dividend rate ranging from 2.3% to 10.3%, a zero percent forfeiture rate, and an expected exercise date of 2015. Assumptions used in the model for the 2008 SARs were as follows: expected volatility rate of 16.3%, a risk-free interest rate of 2.9%, a dividend rate of 2.1%, a zero percent forfeiture rate, and the expected exercise date was 2014. PLC will pay an amount in stock equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date for each SAR.

Additionally, PLC issued 580,700 restricted stock units for the year ended December 31, 2009. These awards had a total fair value at grant date of $2.2 million. Approximately half of these restricted stock units vest in 2012, and the remainder vest in 2013.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  STOCK-BASED COMPENSATION — (Continued)

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $3.9 million, $4.0 million, and $5.8 million in 2009, 2008, and 2007, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's Common Stock are reported as a component of PLC's shareowners' equity, net of deferred taxes.

14.  EMPLOYEE BENEFIT PLANS

In December of 2008, the FASB issued guidance which requires additional disclosures related to Postretirement Benefit Plan Assets. This guidance will provide users of financial statements with an understanding of: 1) how investment allocation decisions are made, including the factors that are pertinent to an understanding of investment policies and strategies, 2) the major categories of plan assets, 3) the inputs and valuation techniques used to measure the fair value of plan assets, 4) the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and 5) significant concentrations of risk within plans assets. The Company and PLC have adopted this guidance effective December 31, 2009, and has included the required disclosure information herein for the Qualified Pension Plan and for the Postretirement Group Life Insurance Plan.

Defined Benefit Pension Plan and Unfunded Excess Benefits Plan

•  PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. PLC has not yet determined what amount it will fund in 2010.

•  PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

Effective January 1, 2008, PLC made the following changes to its Defined Benefit Pension Plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefits plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2009	2008	2009	2008
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$135,129	$116,492	$27,838	$26,035
Change in projected benefit obligation:
Benefit obligation at beginning of year	$130,394	$128,785	$28,327	$28,469
Service cost	6,834	6,880	556	571
Interest cost	7,847	7,419	1,701	1,677
Amendments	—	306	—	9
Actuarial (gain) or loss	10,703	(5,527)	1,627	(541)
Special termination benefits	—	—	—	—
Benefits paid	(8,405)	(7,469)	(2,703)	(1,858)
Benefit obligation at end of year	147,373	130,394	29,508	28,327
Change in plan assets:
Fair value of plan assets at beginning of year	92,052	128,821	—	—
Actual return on plan assets	16,629	(29,300)	—	—
Employer contributions	2,000	—	2,703	1,858
Benefits paid	(8,405)	(7,469)	(2,703)	(1,858)
Fair value of plan assets at end of year	102,276	92,052	—	—
After Reflecting FASB guidance:(1)
Funded status	(45,097)	(38,342)	(29,508)	(28,327)
Amounts Recognized in the Balance Sheet:
Other assets	—	—	—	—
Other liabilities	(45,097)	(38,342)	(29,508)	(28,327)
Amounts Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	65,444	63,818	7,826	6,657
Prior service cost	(3,097)	(3,500)	81	92
Net transition asset	$62,347	$60,318	$7,907	$6,749

(1)  For additional information, see the ASC Compensation-Retirement Benefits Topic.

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2009	2008	2009	2008
Discount rate	5.57%	6.30%	5.40%	6.30%
Rate of compensation increase	0 - 3.75	3.75	0 - 4.75	4.75
Expected long-term return on plan assets	8.00	8.00	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

In assessing the reasonableness of its long-term rate of return assumption, PLC utilized a 25 year average return for the represented asset classes. This 25 year return provided results that were consistent with PLC's long-term rate of return assumption.

Weighted-average assumptions used to determine the net periodic benefit cost for the years ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2009	2008	2007	2009	2008	2007
Discount rate	6.30%	6.16%	5.90%	6.30%	6.16%	5.90%
Rates of compensation increase	3.75	3.75	3.75	4.75	4.75	4.75
Expected long-term return on plan assets	8.00	8.00	8.25	N/A	N/A	N/A

Components of the net periodic benefit cost for the years ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2009	2008	2007	2009	2008	2007
	(Dollars In Thousands)
Service cost — Benefits earned during the period	$6,834	$6,880	$7,668	$556	$571	$765
Interest cost on projected benefit obligation	7,847	7,419	7,592	1,701	1,677	1,602
Expected return on plan assets	(9,569)	(9,915)	(9,923)	—	—	—
Amortization of prior service cost	(403)	(403)	193	12	12	—
Amortization of actuarial losses	2,017	1,599	2,366	458	565	616
Preliminary net periodic benefit cost	6,726	5,580	7,896	2,727	2,825	2,983
Special termination benefits	—	—	—	—	—	70
Total benefit cost	$6,726	$5,580	$7,896	$2,727	$2,825	$3,053

The estimated net actuarial loss, prior service cost, and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2010 are as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
Net actuarial loss	$3,496	$609
Prior service cost	(403)	12
Transition obligation	—	—

Allocation of plan assets of PLC's defined benefit pension plan by category as of December 31 is as follows:

Asset Category	Target Allocation for 2010	2009	2008
Cash and cash equivalents	2.0%	1.0%	1.0%
Equity securities	60.0	65.0	57.0
Fixed income	38.0	34.0	42.0
Total	100.0%	100.0%	100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from us by PLC in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are that are in a Russell 3000 tracking fund are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan's equity assets that are in a S&P 500 tracking fund (Spartan U.S.) are managed by Fidelity. The plan's cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension play by category as of December 31 are as follows:

Asset Category	Fair Value
(Dollars In Thousands)
Cash and cash equivalents	$881
Equity securities:
Russell 3000 Equity Index Fund	48,664
Spartan U.S. Equity Index Fund	17,839
Fixed income	34,892
Total	$102,276

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is valued at contract value, which PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$881	$—	$881
Collective investment fund	17,839	48,664	—	66,503
Group deposit administration annuity contract	—	—	34,892	34,892
Total investments	$17,839	$49,545	$34,892	$102,276

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

As of December 31, 2009
(Dollars In Thousands)
Balance, beginning of year	$38,341
Interest income	2,051
Transfers to the collective short-term investments fund	(5,500)
Balance, end of year	$34,892

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
2010	$11,262	$2,446
2011	11,262	2,438
2012	11,560	2,486
2013	11,979	2,744
2014	12,767	2,454
2015-2019	73,830	13,878

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2009 and 2008, the accumulated postretirement benefit obligation associated with these benefits was $1.7 million and $1.7 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The change in the benefit obligation for the retiree medical plan is as follows:

	2009	2008
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$1,726	$1,535
Service cost	13	23
Interest cost	81	94
Amendments	—	540
Actuarial (gain) or loss	181	(79)
Plan participant contributions	282	283
Benefits paid	(624)	(670)
Special termination benefits	—	—
Benefit obligation, end of year	$1,659	$1,726

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2009 and 2008, PLC's liability related to this benefit was $0.1 million and $0.1 million, respectively. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. As of December 31, 2009 and 2008, the accumulated postretirement benefit obligation associated with these benefits is as follows:

	2009	2008
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$6,791	$6,518
Service cost	104	101
Interest cost	409	394
Amendments	—	—
Actuarial (gain) or loss	224	(118)
Plan participant contributions	—	—
Benefits paid	(191)	(104)
Special termination benefits	—	—
Benefit obligation, end of year	$7,337	$6,791

For the postretirement life insurance plan, PLC's expected long-term rate of return assumption used to determine benefit obligations and the net periodic benefit cost as of December 31, 2009, is 4.0%. In assessing the reasonableness of its long term rate of return assumption, PLC utilized a 20 year annualized return on Barclay's short treasury index. This 20 year return provided results that were consistent with PLC's long term rate of return assumption.

Investments of PLC's group life insurance plan were held by Aliant Bank through December 2008 when PLC changed the Custodian to Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in money market funds.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

The fair value of each major category of plan assets PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2009	2008
	(Dollars In Thousands)
Money Market Fund	$6,235	$6,290

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued at the net asset value of shares held at year end. This method of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Funds	$6,235	$—	$—	$6,235

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Retirement Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($16,500 for 2009). PLC matches employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately. Before the 2008 Plan year, if PLC's financial performance achieved certain goals set by PLC's Board of Directors, certain employees who were not otherwise under a bonus or sales incentive plan could receive an extra profit sharing contribution in stock of up to 3% of base pay. The profit sharing contribution was discontinued after the 2007 Plan year.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Expense related to the ESOP consisted of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to PLC less dividends on shares held by the ESOP. All shares held by the ESOP were treated as outstanding for purposes of computing earnings per share. The expense recorded by PLC for these employee benefits was $1.0 million and $1.8 million in 2008 and 2007, respectively. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan and recorded an expense of $4.6 million for 2009.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  EMPLOYEE BENEFIT PLANS — (Continued)

with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.3 million, $0.5 million, and $0.2 million, respectively, in 2009, 2008, and 2007.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2009 the plans had 915,596 shares of common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity.

15.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2009	2008	2007
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	(1.2)	7.1	(2.0)
State income taxes	0.4	0.0	1.9
Uncertain tax positions	0.2	(0.5)	0.0
Other	0.3	(4.3)	1.3
	34.7%	37.3%	36.2%

The provision for federal income tax in these financial statements differs from the respective amounts of income tax expense per the income tax returns for the same years due to certain revenue and expense items that are reported in these statements in years that are different from the years in which they are reported in the returns.

The components of the Company's income tax expense related to income before the cumulative effect of a change in accounting principle are as follows:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$(60,018)	$6,051	$(48,059)
State	4,133	1,747	754
Total current	$(55,885)	$7,798	$(47,305)
Deferred income tax expense:
Federal	$204,709	$(39,866)	$182,451
State	(1,261)	(147)	8,377
Total deferred	$203,448	$(40,013)	$190,828

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2009	2008
	(Dollars In Thousands)
Deferred income tax assets:
Policy and policyholders liability reserves	$183,231	$143,793
Intercompany losses	50,445	52,559
Invested assets (other than unrealized gains)	59,216	127,781
Unrealized losses on investments	146,118	885,649
Deferred compensation	2,622	3,533
Federal tax loss carryforwards	—	129,370
Other	33,712	50,834
State tax valuation allowance	(3,071)	(3,700)
	472,273	1,389,819
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	1,049,622	1,027,286
Net deferred income tax asset (liability)	$(577,349)	$362,533

The Company's income tax returns, except for Protective Life Insurance Company of New York which files separately, are included in PLC's consolidated U.S. income tax return.

In management's judgment, the gross deferred income tax asset as of December 31, 2009, will more likely than not be fully realized. As of December 31, 2009, the Company had U.S. capital loss carryforwards of $65.5 million which will expire if not used by 2013 and $15.5 million which will expire if not used by 2014. The Company has recognized a valuation allowance of $3.1 million and $3.7 million as of December 31, 2009 and 2008, respectively, related to state net operating loss carryforwards that it has determined are more likely than not to expire unutilized. The resulting change of $(0.6) million in this valuation allowance is part of deferred state income tax expense. As of December 31, 2009 and 2008, no valuation allowance was established with regard to deferred income tax assets relating to the impairments on fixed maturities, the U.S. capital loss carryforwards, and the unrealized losses on investments. The Company relied upon certain prudent and feasible tax-planning strategies and its ability and intent to hold to recovery its fixed maturities that are currently reported at an unrealized loss.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2009	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$25,289	$21,783	$21,425
Additions for tax positions of the current year	—	—	1,373
Additions for tax positions of prior years	110	20,700	1,242
Reductions of tax positions of prior years		(2,227)	—
Settlements during the period	—	—	—
Lapses of applicable statute of limitations	—	(17,194)	(2,257)
Balance, end of period	$23,172	$25,289	$21,783

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  INCOME TAXES — (Continued)

Included in the balance above, as of December 31, 2009 and 2008, are approximately $20.0 million and $22.2 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $3.1 million at both December 31, 2009 and 2008.

Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. These amounts totaled $1.2 million, less than $0.1 million, and $0.6 million in 2009, 2008, and 2007, respectively. The Company has approximately $5.7 million and $4.6 million of accrued interest associated with unrecognized tax benefits as of December 31, 2009 and as of December 31, 2008, respectively (before taking into consideration the related income tax benefit that is associated with such an expense).

Using the information available as of December 31, 2009, the Company believes that in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease. In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2005.

16.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest on debt	$39,496	$69,080	$62,550
Income taxes	(360)	(70,912)	(24,028)
Noncash investing and financing activities:
Increase (decrease) in collateral for securities lending transactions	(9,755)	(293,046)	(25,234)
Capital contributions from PLC	—	92,728	—

Total cash interest paid on debt for the year ended December 31, 2009, was $39.5 million.

17.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $3.3 million in 2009, $3.0 million in 2008, and $2.9 million in 2007. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $131.7 million, $117.8 million, and $144.4 million in 2009, 2008, and 2007, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $13.4 million, $12.1 million, and $12.7 million in 2009, 2008, and 2007, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2.7 million, $1.4 million, and $1.8 million in 2009, 2008, and 2007, respectively.

During 2009, Golden Gate issued $850 million of floating rate surplus notes which were purchased by PLC, see Note 9, Debt and Other Obligations. As of December 31, 2009, Golden Gate has $980 million of surplus notes outstanding in which PLC is the sole holder, which is eliminated at the PLC consolidated level.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  RELATED PARTY TRANSACTIONS — (Continued)

Golden Gate II has entered into certain agreements with PLC which were classified as derivatives. These derivatives are not eliminated in the Company's consolidated financial statements, and the changes in fair value are reported in the Company's consolidated statements of income. For the year ended December 31, 2009, the Company recorded a gain on these derivatives of approximately $4.3 million.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company and/or certain of its affiliates also utilize certain companies owned by PLC as brokers to sell certain annuity and life products. These products are included in the Life Marketing and Annuities segments and are eliminated at the PLC consolidated level.

18.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

Financial statements prepared in conformity with GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to shareowners' equity, d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to shareowners' equity, e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets), f) certain items of interest income, such as mortgage and bond discounts, are amortized differently, and g) bonds are recorded at their market values instead of amortized cost.

Statutory net income for PLICO was $549.9 million for the year ended December 31, 2009 and a net loss of $300.4 million for the year ended December 31, 2008, respectively. Statutory net income was $350.9 million for the year ended December 31, 2007. Statutory capital and surplus for PLICO was $2.6 billion and $1.8 billion as of December 31, 2009 and 2008, respectively. The maximum amount that would qualify as ordinary dividends to PLC by its insurance subsidiaries in 2010 is estimated to be $704.8 million.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2009, the Company's total adjusted capital and company action level RBC was $2.8 billion and $653 million, respectively, providing an RBC ratio of approximately 429%.

As of December 31, 2009, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $53.6 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. In the first quarter of 2009, the Company adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

As a result of the adoption of the FASB guidance on fair value, the Company recognized the following adjustment to opening retained earnings at January 1, 2008, for its Equity Indexed Annuities that were previously accounted for under FASB guidance on certain hybrid financial instruments:

	Carrying Value Prior to Adoption January 1, 2008	Carrying Value After Adoption January 1, 2008	Transition Adjustment to Retained Earnings Gain (Loss)
	(Dollars In Thousands)
Equity-indexed annuity reserves, net	$145,912	$143,634	$2,278
Pre-tax cumulative effect of adoption			2,278
Change in deferred income taxes			(808)
Cumulative effect of adoption			$1,470

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

In addition, the Company recognized a transition adjustment for the embedded derivative liability related to annuities with guaranteed minimum withdrawal benefits. The impact of this adjustment, net of DAC amortization, reduced income before income taxes by $0.4 million during the first quarter of 2008.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Asset-backed securities	$—	$360,797	$693,930	$1,054,727
Commercial mortgage-backed securities	—	142,483	844,535	987,018
Residential mortgage-backed securities	—	3,357,952	23	3,357,975
U.S. government-related bonds	441,662	30,198	15,102	486,962
State, municipalities, and political subdivisions	—	350,632	—	350,632
Other government-related bonds	16,992	389,379	—	406,371
Corporate bonds	200	13,108,681	86,292	13,195,173
Total fixed maturity securities — available-for-sale	458,854	17,740,122	1,639,882	19,838,858
Fixed maturity securities — trading	277,108	2,574,205	105,089	2,956,402
Total fixed maturity securities	735,962	20,314,327	1,744,971	22,795,260
Equity securities	174,829	92	60,203	235,124
Other long-term investments(1)	—	22,926	28,025	50,951
Short-term investments	973,461	66,486	—	1,039,947
Total investments	1,884,252	20,403,831	1,833,199	24,121,282
Cash	162,858	—	—	162,858
Other assets	4,977	—	—	4,977
Assets related to separate accounts
Variable annuity	2,948,457	—	—	2,948,457
Variable universal life	316,007	—	—	316,007
Total assets measured at fair value on a recurring basis	$5,316,551	$20,403,831	$1,833,199	$27,553,581
Liabilities:
Annuity account balances(2)	$—	$—	$149,893	$149,893
Other liabilities(1)	—	40,873	105,838	146,711
Total liabilities measured at fair value on a recurring basis	$—	$40,873	$255,731	$296,604

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Asset-backed securities	$—	$389,052	$682,710	$1,071,762
Commercial mortgage-backed securities	—	164,383	855,817	1,020,200
Residential mortgage-backed securities	—	4,142,473	34	4,142,507
U.S. government-related bonds	55,496	26,187	10,072	91,755
State, municipalities, and political subdivisions	—	29,704	—	29,704
Other government-related bonds	—	218	—	218
Corporate bonds	—	10,397,362	78,599	10,475,961
Total fixed maturity securities — available-for-sale	55,496	15,149,379	1,627,232	16,832,107
Fixed maturity securities — trading	375,024	2,828,824	32,645	3,236,493
Total fixed maturity securities	430,520	17,978,203	1,659,877	20,068,600
Equity securities	190,255	11,307	58,933	260,495
Other long-term investments(1)	48	3,581	264,173	267,802
Short-term investments	974,771	72,395	1,161	1,048,327
Total investments	1,595,594	18,065,486	1,984,144	21,645,224
Cash	127,809	—	—	127,809
Other assets	3,985	—	—	3,985
Assets related to separate accounts
Variable annuity	2,027,470	—	—	2,027,470
Variable universal life	242,944	—	—	242,944
Total assets measured at fair value on a recurring basis	$3,997,802	$18,065,486	$1,984,144	$24,047,432
Liabilities:
Annuity account balances(2)	$—	$—	$152,762	$152,762
Other liabilities(1)	3,179	123,006	113,311	239,496
Total liabilities measured at fair value on a recurring basis	$3,179	$123,006	$266,073	$392,258

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

Fixed Maturity, Short-Term, and Equity Securities

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price over 90% of the Company's fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted average of contracted cash flows, and risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2009.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2 or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Derivatives

Derivative instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2009, 30.1% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest and equity volatility, equity index levels and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analysis.

Derivative instruments classified as Level 1 include futures and certain options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, inflation, currency exchange, and credit default swaps. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were total return swaps and embedded derivatives and include at least one non-observable significant input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

GMWB Embedded Derivative

The GMWB embedded derivative is marked-to-market using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ significant unobservable inputs, such as lapses, policyholder behavior, equity market returns, interest rates, the Company's nonperformance risk measure, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. As a result, the GMWB embedded derivative is categorized as Level 3.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2009, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains (losses)					Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements (net)	Transfers in and/or out of Level 3	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Asset-backed securities	$682,710	$(31)	$5,303	$9,070	$(3,122)	$693,930	$—
Commercial mortgage-backed securities	855,817	—	39,602	(50,884)	—	844,535	—
Residential mortgage-backed securities	34	(13,984)	9,417	1,000	3,556	23	—
U.S. government-related bonds	10,072	—	769	14,772	(10,511)	15,102	—
State, municipalities, and political subdivisions	—	—	—	—	—	—	—
Other government-related bonds	—	—	—	—	—	—	—
Corporate bonds	78,599	(9)	7,294	(32,132)	32,540	86,292	—
Total fixed maturity securities — available-for-sale	1,627,232	(14,024)	62,385	(58,174)	22,463	1,639,882	—
Fixed maturity securities — trading	32,645	8,568	—	91,517	(27,641)	105,089	6,585
Total fixed maturity securities	1,659,877	(5,456)	62,385	33,343	(5,178)	1,744,971	6,585
Equity securities	58,933	(56)	33	1,314	(21)	60,203	—
Other long-term investments(1)	264,173	(236,148)	—	—	—	28,025	(236,148)
Short-term investments	1,161	—	(286)	—	(875)	—	—
Total investments	1,984,144	(241,660)	62,132	34,657	(6,074)	1,833,199	(229,563)
Total assets measured at fair value on a recurring basis	$1,984,144	$(241,660)	$62,132	$34,657	$(6,074)	$1,833,199	$(229,563)
Liabilities:
Annuity account balances(2)	$152,762	$(5,259)	$—	$8,128	$—	$149,893	$—
Other liabilities(1)	113,311	7,473	—	—	—	105,838	7,473
Total liabilities measured at fair value on a recurring basis	$266,073	$2,214	$—	$8,128	$—	$255,731	$7,473

(1)  Represents certain freestanding and embedded derivatives

(2)  Represents liabilities related to equity indexed annuities

For the year ended December 31, 2009, $36.2 million of securities were transferred into Level 3. This amount was transferred entirely from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers using significant observable market inputs where significant observable market inputs are no longer available as of December 31, 2009.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

For the year ended December 31, 2009, $42.3 million of securities were transferred out of Level 3. This amount was transferred entirely to Level 2. These transfers resulted from securities that were previously valued using an internal model that had significant unobservable market inputs and are now being priced by independent pricing services or brokers using significant observable market inputs as of December 31, 2009.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2008, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains (losses)					Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements (net)	Transfers in and/or out of Level 3	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Asset-backed securities	$130,747	$(10,998)	$(85,639)	$608,009	$40,591	$682,710	$—
Commercial mortgage-backed securities	1,136,913	—	(52,696)	(94,967)	(133,433)	855,817	—
Residential mortgage-backed securities	35,694	—	(2,416)	(6,597)	(26,647)	34	—
U.S. government-related bonds	111,104	—	(932)	(100,100)	—	10,072	—
State, municipalities, and political subdivisions	9,026	—	(406)	(311)	(8,309)	—	—
Other government-related bonds	—	—	—	—	—	—	—
Corporate bonds	2,296,894	(39,658)	(306,492)	(259,180)	(1,612,965)	78,599	—
Total fixed maturity securities — available-for-sale	3,720,378	(50,656)	(448,581)	146,854	(1,740,763)	1,627,232	—
Fixed maturity securities — trading	837,824	(66,374)	—	(289,846)	(448,959)	32,645	1,272
Total fixed maturity securities	4,558,202	(117,030)	(448,581)	(142,992)	(2,189,722)	1,659,877	1,272
Equity securities	657	(50)	(24)	58,407	(57)	58,933	—
Other long-term investments(1)	6,959	257,214	—	—	—	264,173	257,214
Short-term investments	66,327	—	(807)	—	(64,359)	1,161	—
Total investments	4,632,145	140,134	(449,412)	(84,585)	(2,254,138)	1,984,144	258,486
Total assets measured at fair value on a recurring basis	$4,632,145	$140,134	$(449,412)	$(84,585)	$(2,254,138)	$1,984,144	$258,486
Liabilities:
Annuity account balances(2)	$143,634	$(2,848)	$—	$(6,280)	$—	$152,762	$(2,848)
Other liabilities(1)	37,270	(76,041)	—	—	—	113,311	(76,041)
Total liabilities measured at fair value on a recurring basis	$180,904	$(78,889)	$—	$(6,280)	$—	$266,073	$(78,889)

(1)  Represents certain freestanding and embedded derivatives

(2)  Represents liabilities related to equity indexed annuities

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

For the year ended December 31, 2008, the Company had $147 million of bonds that were transferred from Level 2 into Level 3. This amount represented approximately 0.6% of total fixed maturity investments as of January 1, 2008. No other assets were transferred into Level 3 during the period.

For the year ended December 31, 2008, $2.4 billion of securities were transferred out of Level 3. Of this amount, $2.38 billion were transferred to Level 2 and $0.02 billion were transferred to Level 1. These transfers resulted from the following:

•  During 2008, the Company obtained additional documentation from third party pricing services regarding the method used to price privately-held corporate bonds and CMBS. Based on a review of this new information, the Company determined that there were no significant unobservable inputs used in the valuation. As a result, $1.5 billion of securities were transferred from Level 3 to Level 2.

•  During 2008, as the Company continued to identify valuation techniques most representative of fair value, the Company determined that certain pricing methodologies originally believed to incorporate significant unobservable inputs had no such inputs. Therefore, the Company transferred $0.6 billion of securities that were classified as Level 3 as of June 30, 2008 to Level 2 during the third quarter of 2008.

•  As of January 1, 2008, the Company had $0.3 billion of internally priced securities on which we obtained values on from third party services or brokers during 2008. Of this amount, $0.3 billion was transferred to Level 2 and $0.02 billion was transferred to Level 1.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the Consolidated Statements of Income (Loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of equity indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of equity indexed annuities.

During 2008, the Company changed certain assumptions used in its methodology for determining the fair value for retained beneficial interests in CMBS holdings related to the Company's sponsored commercial mortgage loan securitizations. Prior to the third quarter, the Company used external broker valuations to determine the fair value of these positions. These valuations were based on the cash flows of the commercial mortgages underlying the notes, as well as observable market spread assumptions for investments with similar coupons and/or characteristics based on the fair value hierarchy criteria and non-observable assumptions and factors utilizing general market information available as of the valuation date. During 2008, the Company still believes that little or no secondary market existed for CMBS holdings similar to those in the Company's portfolio,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

and additionally, certain of the tranches within the Company's holdings fell below the collapse provision levels in the underlying security agreements. Therefore, the relevant observable inputs from CMBS sales activity could not be obtained for what the Company considered a supportable or appropriate calculation of fair value based on the Company's previous methodology.

As a result of the factors noted and in accordance with the clarifying guidance issued by the FASB during 2008, the Company determined the fair value of these CMBS holdings using a combination of external broker valuations and an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loans underlying the notes. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks. The Company believes that this valuation approach provides a more accurate calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

As a result of the auction rate securities market collapse, during 2008, the Company began pricing its auction rate securities using an internally developed model. Prior to this, the Company used external broker valuation to determine the fair value of these positions. This model includes inputs derived from actively traded asset backed securities with comparable underlying collateral. The model also contains the Company's determined representative risk adjustment assumptions related to liquidity risks. The Company believes that this valuation approach provides a reasonable calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of our financial instruments are as follows:

	As of December 31,
	2009		2008
	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets (see Notes 2 and 4):
Mortgage loans on real estate	$3,876,890	$4,123,375	$3,839,925	$4,560,471
Policy loans	794,276	794,276	810,933	810,933
Liabilities (see Notes 2 and 4):
Stable value product account balances	$3,581,150	$3,758,422	$4,960,405	$5,104,268
Annuity account balances	9,911,040	9,655,208	9,357,427	8,976,336
Debt (see Note 9):
Non-recourse funding obligations	$1,555,000	$1,232,808	$1,505,000	$757,161

Except as noted below, fair values were estimated using quoted market prices.

Fair Value Measurements

Mortgage loans on real estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of policy loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of policy loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Stable value product and Annuity account balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-recourse funding obligations

As of December 31, 2009, the Company estimated the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

20.  DERIVATIVE FINANCIAL INSTRUMENTS

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to interest rate risk, inflation risk, currency exchange risk, and equity market risk. These strategies are developed through the asset/liability committee's analysis of data from financial simulation models and other internal and industry sources and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and strategies.

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate options, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI"). The Company uses foreign currency swaps to manage its exposure to changes in the value of foreign currency denominated stable value contracts. No foreign currency swaps remain outstanding. The Company also uses S&P 500® options to mitigate its exposure to the value of equity indexed annuity contracts.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The Company records its derivative instruments on the balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP which requires that all derivative instruments be recognized in the balance sheet at fair value. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "realized investment gains (losses) — derivative financial instruments".

Cash-Flow Hedges

•  In 2002, the Company entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain foreign-currency-based stable value contracts. During 2007, the Company exited from this swap. Under the terms of the swap, the Company paid a fixed U.S. dollar-denominated rate and received a fixed foreign-currency-denominated rate.

•  During 2004 and 2005, in connection with the issuance of inflation adjusted funding agreements, the Company entered into swaps to convert the floating CPI-linked interest rate on the contracts to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate equal to the CPI change paid on the funding agreements.

•  During 2006, the Company entered into swaps to convert CMT ("Constant Maturity Treasury") based floating rate interest payments on funding agreements to fixed rate interest payments.

•  During 2006 and 2007, the Company entered into interest rate swaps to convert LIBOR based floating rate interest payments on funding agreements to fixed rate interest payments.

The Company designated these swaps as cash flow hedges and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. Gains and losses on these swaps are reclassified from other comprehensive income to current earnings as interest payments are made on the funding agreements. For the years ended December 31, 2009, 2008, and 2007, the amount of hedge ineffectiveness reported in income was a $1.6 million gain, a $1.7 million loss, and a $4.2 million gain. Additionally, as of December 31, 2009 and 2008, the Company reported an after-tax net change to accumulated other comprehensive income of $28.4 million and $34.5 million, respectively, related to our cash flow hedges. During 2010, the Company expects to reclassify $7.7 million our of accumulated other comprehensive income and into earnings.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Other Derivatives

The Company also uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been designated by the Company for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

•  In previous years, the Company has used certain foreign currency swaps, which are not designated as cash flow hedges, to mitigate its exposure to changes in currency rates. For 2008 and 2007, the Company recorded pre-tax losses of $11.0 million and a pre-tax gain of $7.7 million on these swaps, respectively. In connection with these swaps, the Company also recognized pre-tax gains of $11.0 million and pre-tax losses of $3.5 million, respectively, during 2008 and 2007 as the change in value of the related foreign currency denominated stable value contracts. These net gains or losses primarily result from differences in the forward and spot exchange rates used to revalue the swaps and the stable value contracts. The final swap and related stable value contract matured in November of 2008. No foreign currency swaps remain outstanding.

•  The Company also uses short positions in interest rate futures to mitigate the interest rate risk associated with its mortgage loan commitments. During 2009, 2008, and 2007, the Company recognized pre-tax gains of $6.9 million and losses of $25.8 million and $3.7 million, respectively, as a result of changes in value of these future positions.

•  The Company uses certain interest rate swaps to mitigate interest rate risk related to floating rate exposures. The Company realized a gain of $39.3 million and a loss of $24.9 million on interest rate swaps for the years ended December 31, 2009 and 2008, respectively.

•  The Company uses other swaps and options to manage risk related to other exposures. For 2009, 2008, and 2007, the Company recognized pre-tax gains of $6.1 million and losses of $11.5 million and $9.9 million, respectively, for the change in fair value of these derivatives.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives that must be reported at fair value. Changes in fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had mark-to-market changes which substantially offset the gains or losses on these embedded derivatives.

•  The Company has an interest rate floor agreement with PLC. The Company recognized gains of $4.3 million and $1.3 million during 2009 and 2008 and losses of $0.9 million during 2007 related to this agreement.

•  The Company markets certain variable annuity products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract. The Company recognized gains of $19.2 million and losses of $32.9 million and $0.5 million related to these embedded derivatives during 2009, 2008, and 2007, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The tables below present information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31, 2009
	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:(1)
Interest rate swaps	$75,000	$16,174
Interest rate floors	660,734	11,500
Embedded derivative — Modco reinsurance treaties	1,883,109	5,907
Embedded derivative — GMWB	429,562	10,579
Embedded derivative — GMAB	5,442	39
Other	60,808	6,752
	$3,114,655	$50,951
Other liabilities
Cash flow hedges:
Inflation	$343,526	$19,141
Interest rate	175,000	11,965
Derivatives not designated as hedging instruments:(1)
Interest rate	110,000	7,011
Embedded derivative — Modco reinsurance treaties	1,077,376	81,339
Embedded derivative GMWB	660,090	24,423
Embedded derivative GMAB	1,996	77
Other	10,707	2,755
	$2,378,695	$146,711

(1)  Additional information on derivatives not designated as hedging instruments is referenced under the ASC Derivatives and Hedging Topic.

Gain (Loss) on Derivatives in Cash Flow Relationship

	For The Year Ended December 31, 2009
	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income
	(Dollars In Thousands)
Gain (loss) recognized in other comprehensive income (effective portion):
Interest rate	$—	$—	$(2,442)
Inflation	—	—	28,723
Gain (loss) reclassified from accumulated other comprehensive income into income (effective portion):
Interest rate	$—	$(7,887)	$—
Inflation	—	(11,635)	—
Gain (loss) recognized in income (ineffective portion):
Inflation	$1,570	$—	$—

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $7.7 million out of accumulated other comprehensive income into earnings during the next twelve months.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Gain (Loss) on Derivatives Not Designated as Hedging Instruments(1)

Realized investment gains (losses) — derivative financial instruments

For The Year Ended December 31, 2009
(Dollars In Thousands)
Interest rate risk
Mortgage loan commitments	$6,889
Interest rate swaps	39,317
Interest rate floors	4,300
Embedded derivative — Modco reinsurance treaties	(252,698)
Embedded derivative — GMWB	19,246
Other	6,066
$(176,880)

(1)  Additional information on derivatives not designated as hedging instruments is referenced under the ASC Derivatives and Hedging Topic.

Realized investment gains (losses) — all other investments

For The Year Ended December 31, 2009
(Dollars In Thousands)
Fixed income Modco trading portfolio(1)	$285,178

(1)  The Company elected to include the use of alternate disclosures for trading activities.

21.  OPERATING SEGMENTS

The Company operates several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets level premium term insurance ("traditional"), UL, variable universal life, and bank-owned life insurance ("BOLI") products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. In the ordinary course of business, the Acquisitions segment regularly considers acquisitions of blocks of policies or insurance companies. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, and market dynamics. Policies acquired through the Acquisitions segment are "closed" blocks of business (no new policies are being marketed). Therefore, earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets and supports fixed and variable annuity products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

•  The Stable Value Products segment sells GFAs to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, to the FHLB, and money market funds. Additionally, the segment markets GICs to 401(k) and other qualified retirement savings plans.

•  The Asset Protection segment primarily markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a GAP product.

•  The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on capital). This segment also includes earnings from several non-strategic lines of business and various investment-related transactions.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income (loss) and assets. Segment operating income (loss) is income (loss) before income tax excluding net realized investment gains and losses (net of the related amortization of DAC/VOBA and participating income from real estate ventures), and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains and losses but are considered part of operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income (loss). Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during 2009, 2008, or 2007.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company's segments. Asset adjustments represent the inclusion of assets related to discontinued operations:

	For The Year Ended December 31,
	2009	2008	2007
	(Dollars In Thousands)
Revenues
Life Marketing	$1,016,321	$927,071	$864,386
Acquisitions	777,181	716,722	892,433
Annuities	507,267	338,776	312,616
Stable Value Products	220,857	331,286	301,595
Asset Protection	271,749	283,572	328,452
Corporate and Other	134,713	(259,096)	142,419
Total revenues	$2,928,088	$2,338,331	$2,841,901
Segment Operating Income
Life Marketing	$139,385	$186,179	$166,552
Acquisitions	133,760	136,479	129,247
Annuities	53,258	15,528	21,102
Stable Value Products	61,963	89,811	50,231
Asset Protection	16,114	20,129	29,525
Corporate and Other	92,238	(99,292)	4,784
Total segment operating income	496,718	348,834	401,441
Realized investment (losses) gains — investments(1)	129,021	(593,094)	(5,283)
Realized investment (losses) gains — derivatives(2)	(200,705)	157,887	(202)
Income tax benefit (expense)	(147,563)	32,215	(143,523)
Net income (loss)	$277,471	$(54,158)	$252,433
(1) Realized investment (losses) gains — investments	$123,818	$(592,246)	$4,804
Less: participating income from real estate ventures	—	—	6,857
Less: related amortization of DAC	(5,203)	848	3,230
	$129,021	$(593,094)	$(5,283)
(2) Realized investment gains (losses) — derivatives	$(176,880)	$116,592	$(274)
Less: settlements on certain interest rate swaps	1,205	(324)	(4)
Less: derivative activity related to certain annuities	22,620	(40,971)	(68)
	$(200,705)	$157,887	$(202)
Net investment income
Life Marketing	$361,921	$349,591	$323,536
Acquisitions	479,743	530,028	578,965
Annuities	440,096	347,522	267,258
Stable Value Products	221,688	328,353	300,201
Asset Protection	28,448	33,272	34,277
Corporate and Other	71,167	29,448	109,566
Total net investment income	$1,603,063	$1,618,214	$1,613,803
Amortization of deferred policy acquisition costs and value of business acquired
Life Marketing	$144,125	$94,422	$106,094
Acquisitions	59,025	74,384	79,239
Annuities	81,928	616	27,685
Stable Value Products	3,471	4,467	4,199
Asset Protection	29,908	30,459	51,649
Corporate and Other	1,900	2,149	773
Total amortization of deferred policy acquisition costs	$320,357	$206,497	$269,639

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2008
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$8,753,633	$9,136,474	$9,977,456	$3,569,038
Deferred policy acquisition costs and value of business acquired	2,277,256	839,829	430,704	12,112
Goodwill	—	44,910	—	—
Total assets	$11,030,889	$10,021,213	$10,408,160	$3,581,150
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$751,313	$6,296,964	$26,372	$38,511,250
Deferred policy acquisition costs and value of business acquired	59,821	5,549	—	3,625,271
Goodwill	48,158	—	—	93,068
Total assets	$859,292	$6,302,513	$26,372	$42,229,589
	Operating Segment Assets As of December 31, 2008
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$7,874,516	$9,572,548	$7,530,551	$4,944,830
Deferred policy acquisition costs and value of business acquired	2,580,806	956,436	528,310	15,575
Goodwill	—	48,009	—	—
Total assets	$10,455,322	$10,576,993	$8,058,861	$4,960,405
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$893,551	$4,416,271	$26,136	$35,258,403
Deferred policy acquisition costs and value of business acquired	61,764	4,177	—	4,147,068
Goodwill	48,157	—	—	96,166
Total assets	$1,003,472	$4,420,448	$26,136	$39,501,637

22.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the years ended December 31, 2009 and 2008 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, except per share amounts)
2009
Premiums and policy fees	$655,573	$676,240	$648,660	$694,207
Reinsurance ceded	(353,500)	(390,721)	(347,262)	(417,553)
Net of reinsurance ceded	302,073	285,519	301,398	276,654
Net investment income	403,715	414,918	395,697	388,733
Realized investment gains (losses)	(34,229)	24,919	(61,155)	17,403
Other income	18,263	17,996	20,105	156,079
Total revenues	689,822	743,352	656,045	838,869
Benefits and expenses	654,452	608,094	613,022	627,486
Income before income tax	35,370	135,258	43,023	211,383
Income tax expense	11,491	47,560	14,551	73,961
Net income	$23,879	$87,698	$28,472	$137,422
2008
Premiums and policy fees	$659,363	$675,563	$661,002	$683,521
Reinsurance ceded	(367,302)	(420,114)	(363,800)	(417,554)
Net of reinsurance ceded	292,061	255,449	297,202	265,967
Net investment income	408,239	413,856	411,970	384,149
Realized investment gains (losses)	(20,643)	(58,518)	(265,594)	(130,899)
Other income	18,583	20,801	22,058	23,650
Total revenues	698,240	631,588	465,636	542,867
Benefits and expenses	619,280	599,481	628,419	577,524
Income (loss) before income tax	78,960	32,107	(162,783)	(34,657)
Income tax expense (benefit)	27,760	10,560	(59,859)	(10,676)
Net income (loss)	$51,200	$21,547	$(102,924)	$(23,981)

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)
	(Dollars In Thousands)
For The Year Ended December 31, 2009:
Life Marketing	$2,277,256	$9,969,274	$539,061	$234,467	$653,441	$361,921	$782,372	$144,125	$(49,561)
Acquisitions	839,829	5,878,326	21,805	3,896,074	261,516	479,743	532,992	59,025	14,768
Annuities	430,704	1,296,249	54,748	6,248,437	33,831	440,096	350,850	81,928	28,089
Stable Value Products	12,112	—	—	3,581,150	—	221,688	154,555	3,471	3,565
Asset Protection	59,821	95,507	558,464	2,379	190,292	28,448	109,381	29,908	116,346
Corporate and Other	5,549	63,974	2,344	44,635	26,564	71,167	29,896	1,900	109,444
Adjustments(2)	—	23,429	—	—	—	—	—	—	—
Total	$3,625,271	$17,326,759	$1,176,422	$14,007,142	$1,165,644	$1,603,063	$1,960,046	$320,357	$222,651
For The Year Ended December 31, 2008:
Life Marketing	$2,580,806	$9,453,325	$461,971	$168,831	$576,540	$349,591	$704,955	$94,422	$(58,485)
Acquisitions	956,436	5,994,213	24,814	4,303,017	276,740	530,028	580,271	74,384	21,145
Annuities	528,310	1,347,802	61,995	5,254,486	34,332	347,522	310,800	616	26,821
Stable Value Products	15,575	—	—	4,960,405	—	328,353	237,608	4,467	5,827
Asset Protection	61,764	121,420	648,815	2,657	193,230	33,272	91,933	30,459	141,051
Corporate and Other	4,177	91,123	2,665	49,382	29,837	29,448	36,170	2,149	120,111
Adjustments(2)	—	—	—	—	—	—	—	—	—
Total	$4,147,068	$17,007,883	$1,200,260	$14,738,778	$1,110,679	$1,618,214	$1,961,737	$206,497	$256,470
For The Year Ended December 31, 2007:
Life Marketing	$2,070,903	$8,951,618	$380,476	$408,616	$539,777	$323,536	$635,063	$106,094	$(43,323)
Acquisitions	950,173	6,032,479	17,322	5,044,135	300,156	578,965	633,971	79,239	48,207
Annuities	221,516	1,058,954	30,975	3,439,841	34,163	267,258	240,210	27,685	22,760
Stable Value Products	16,359	—	—	5,035,479	—	300,201	241,460	4,199	4,311
Asset Protection	80,428	103,709	697,628	57,678	229,703	34,277	93,122	51,649	154,156
Corporate and Other	369	75,658	1,585	76,237	34,010	109,566	36,191	773	110,178
Adjustments(2)	—	26,999	—	—	—	—	—	—	—
Total	$3,339,748	$16,249,417	$1,127,986	$14,061,986	$1,137,809	$1,613,803	$1,880,017	$269,639	$296,289

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2009:
Life insurance in-force	$755,263,432	$515,136,471	$19,826,424	$259,953,385	7.6%
Premiums and policy fees:
Life insurance	2,135,750	1,350,061	113,306	898,995	12.6
Accident/health insurance	59,202	21,859	126	37,469	0.3
Property and liability insurance	298,832	137,116	67,464	229,180	29.4
Total	$2,493,784	$1,509,036	$180,896	$1,165,644
For The Year Ended December 31, 2008:
Life insurance in-force	$754,425,286	$540,561,213	$21,182,706	$235,046,779	9.0%
Premiums and policy fees:
Life insurance	2,138,852	1,473,198	176,635	842,289	21.0
Accident/health insurance	72,781	29,705	771	43,847	1.8
Property and liability insurance	279,733	65,867	10,677	224,543	4.8
Total	$2,491,366	$1,568,770	$188,083	$1,110,679
For The Year Ended December 31, 2007:
Life insurance in-force	$747,423,376	$531,984,866	$17,758,675	$233,197,185	7.6%
Premiums and policy fees:
Life insurance	2,168,376	1,483,025	185,664	871,015	21.3
Accident/health insurance	88,357	31,021	1,530	58,866	2.6
Property and liability insurance	265,115	71,353	14,166	207,928	6.8
Total	$2,521,848	$1,585,399	$201,360	$1,137,809

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2009
Allowance for losses on commercial mortgage loans	$2,230	$3,320	$—	$(3,825)	$1,725
Bad debt reserve associated with Lender's Indemnity product line	30,611	—	—	(30,611)	—
2008
Allowance for losses on commercial mortgage loans	$475	$1,755	$—	$—	$2,230
Bad debt reserve associated with Lender's Indemnity product line	29,745	866	—	—	30,611
2007
Allowance for losses on commercial mortgage loans	$475	$2,890	$—	$(2,890)	$475
Bad debt reserve associated with Lender's Indemnity product line	27,100	2,645	—	—	29,745

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (8)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Form of Contract Single Premium Plus. (5)

(a)(1) Form of Contract Protective Preserver. (4)

(b)  Policy Value Credit Endorsement. (4)

(c)  Comprehensive Long-Term Care Accelerated Death Benefit Rider. (8)

(d)  Lapse Protection Rider. (4)

(e)  Policy Loan Endorsement. (12)

(f)  Waiver of Surrender Charge Endorsement. (8)

(g)  Interest Rate Endorsement (20)

5.  (a)  Form of Contract Application — Single Premium Plus. (8)

(b)  Form of Contract Application — Protective Preserver. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (22)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (22)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (17)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (24)

(c)  List of Reinsurers.

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (8)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (7)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (11)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (14)

(i)  Participation Agreement for Class II Shares (Van Kampen). (18)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (18)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (19)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (21)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (21)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group) (22)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (22)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (22)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (22)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (22)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (22)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (22)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.) (22)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust) (22)

(w)  Rule 22c-2 Shareholder Information Agreement (Van ECK World Wide Insurance Trust) (22)

(x)  Participation Agreement (Legg Mason) (25)

(y)  Participation Agreement (PIMCO) (25)

(z)  Participation Agreement (Royce Capital) (25)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (25)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts — Not applicable.

11.  Opinion and consent of Nancy Kane, Esq. (20)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP.

(b)  Consent of PricewaterhouseCoopers, L.L.P.

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (20)

(b)  Amendment to Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer, and redemption procedures. (23)

18.  Power of Attorney

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.

(5)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 33-45963) as filed with the Commission on February 10, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.

(7)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(8)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(9)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on February 27, 2002.

(10)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on February 26, 2003.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(19)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on April 30, 2004.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 9, 2008.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 27, 2009.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	President, Chairman of the Board, Chief Executive Officer, President and Director

Carolyn Johnson	Executive Vice President and Chief Operations Officer, and Director

Carolyn King	Senior Vice President, Acquisitions and Corporate Development

Deborah J. Long	Executive Vice President, General Counsel, Secretary

Edward M. Berko	Executive Vice President and Chief Risk Officer

Brent E. Griggs	Senior Vice President, Asset Protection Division

Wayne E. Stuenkel	Senior Vice President and Chief Actuary

Judy Wilson	Senior Vice President, Stable Value Products

Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director

Carl S. Thigpen	Chief Investment Officer and Executive Vice President

John B. Deremo	Senior Vice President and Chief Distribution Officer

Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer

Nancy Kane	Senior Vice President and Senior Associate Counsel

Kevin Howard	Senior Vice President, Chief Product Actuary, LAD, and Certifying Compliance Officer for Illustrations

Charles M. Prior	Senior Vice President, Mortgage Loans

Lance Black	Senior Vice President and Treasurer

Phil Passafiume	Senior Vice President and Director, Fixed Income

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2009 (File No. 001-11339) filed with the Commission on February 26, 2010.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, New Business Operations, Life and Annuity Division

Kevin B. Borie	Director	Vice President and Chief Valuation Actuary

Cindy McGill	Assistant Secretary	Assistant Vice President, Annuity and VUL Administration

Gary Carroll	Assistant Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division

Thomas R. Barrett	Chief Financial Officer and Director	Director I, Life and Annuity Division

Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II, Life and Annuity Division

Barry K. Brown	Assistant Secretary	Assistant Vice President, LCC Commissions

Jason P. Dees	Assistant Financial Officer	Quantitative Analyst Asset/Liability Management

Steve M. Callaway	Chief Compliance Officer and Director	None

Carol Majewski	Assistant Compliance Officer	Director I, Compliance Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of theInvestment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 26, 2010.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  /s/ JOHN D. JOHNS

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  /s/ JOHN D. JOHNS

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN D. JOHNS John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 26, 2010

/S/ RICHARD J. BIELEN Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 26, 2010

/S/ STEVEN G. WALKER Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 26, 2010

* Carolyn Johnson	Director	April 26, 2010

*BY: /S/ DAVID M. LOPER David M. Loper Attorney-in-Fact		April 26, 2010

Exhibit List

7(c).  List of Reinsurers.

14(a).  Consent of Sutherland Asbill & Brennan, LLP.

14(b).  Consent of PricewaterhouseCoopers, L.L.P.

18.    Power of Attorney.